                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-7450

                             CITISTREET FUNDS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   Two Tower Center, East Brunswick, NJ 08816
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Paul S. Feinberg, Esq.
                                    President
                             CitiStreet Funds, Inc.
                                Two Tower Center
                        East Brunswick, New Jersey 08816
                     ---------------------------------------
                     (Name and address of agent for service)

                                    Copy To:
                              Christopher E. Palmer
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                     ---------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 732-514-2000

                      Date of fiscal year end: December 31, 2003

                      Date of reporting period: December 31, 2003

                                      [THE
                                 CITISTREET(SM)
                                  FUNDS LOGO]

                                [GLOBE GRAPHIC]

ANNUAL REPORT DECEMBER 31, 2003

CITISTREET INTERNATIONAL STOCK FUND
CITISTREET SMALL COMPANY STOCK FUND
CITISTREET LARGE COMPANY STOCK FUND
CITISTREET DIVERSIFIED BOND FUND

Dear CitiStreet Funds Shareholders:

        The global economic recovery gained momentum in 2003 after a slow start in the beginning of the year. The capture of Saddam Hussein along with the combination of record low interest rates and improving economic fundamentals drove the economic rally in the U.S. and international equity markets despite rising oil prices and geopolitical uncertainty. U.S. third quarter GDP growth came in at a robust 8.2%, a pace not seen since 1984.

        The U.S. Equity markets posted positive returns in both the third and fourth quarters of 2003. The S&P 500 Index finished the second half of the year up 15.1% while the NASDAQ Composite and Dow Jones Industrial Average were up 23.7% and 17.7%, respectively. For the year ending December 31, 2003, most major indices posted double-digit gains, marking the first time since 1999 that the broad U.S. equity markets finished in positive territory.

        Improving business expectations combined with the depreciating dollar fueled the international equity markets during the second half of 2003. International markets experienced a global rally as the Eurozone, United Kingdom, Asia/Pacific and Japan all posted strong results. As measured by the MSCI EAFE Index, the developed international markets gained 26.7% in U.S. dollar terms in the second half of 2003 and 39.17% for the calendar year, marking the strongest U.S. dollar return of the MSCI EAFE Index since 1986.

        The U.S. fixed income markets stalled in the second half of 2003 in response to market concerns over how long the Fed will maintain low interest rates. However, the fixed income market managed a positive return as a result of the strengthening corporate sector and the decision of the Federal Reserve board to maintain the overnight federal funds rate at 1.0%. A measure of the broad U.S. fixed income market, the Lehman Brothers Aggregate Index returned 0.2% in the second half of 2003 and 4.11% for the calendar year.

        For the second half of 2003, the Large Company Stock Fund (I Shares) posted a strong return of 14.4%, but underperformed the S&P 500 by 70 basis points. The Small Company Stock Fund (I Shares) returned 23.7% and lagged the Russell 2500 Index return of 24.5% by 76 basis points. The International Stock Fund (I Shares) gained 21.9% for the second half of the year, but trailed the MSCI EAFE Index by 480 basis points. The Diversified Bond Fund (I Shares) returned 0.6% in the second half of 2003, outperforming the Lehman Brothers Aggregate Index by 46 basis points.

        The Large Company Stock Fund (I Shares) returned 28.14% for the year 2003 and trailed the S&P 500 by 55 basis points. The Small Company Stock Fund (I Shares) posted a 2003 return of 43.06%, but underperformed the Russell 2500 Index by 244 basis points. The International Stock Fund (I Shares) ended the year with a 30.04% return, underperforming the MSCI EAFE Index by 913 basis points. The Diversified Bond Fund (I Shares) posted a calendar year gain of 5.58%, outperforming the Lehman Brothers Aggregate Index by 147 basis points.

        Assets under management increased significantly in the second half of 2003, ending with nearly $2.2 billion in retirement assets managed on behalf of over 164,000 plan participants.

        CitiStreet Funds Management LLC is committed to offering funds that are competitive over the long-term with a clear objective of delivering value to our participants.

        We thank you for your lasting confidence.

                                 Very Truly Yours,

                                 /s/ ROBERT C. DUGHI

                                 ROBERT C. DUGHI
                                 Chairman of the Board and Chief Executive
                                 Officer
                                 CitiStreet Funds Management LLC

                      CITISTREET INTERNATIONAL STOCK FUND

        The CitiStreet International Stock Fund (I Shares) returned 30.04% for the year ended December 31, 2003. The MSCI EAFE Index returned 39.17% for the same period.

        The following commentary was provided by BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD. ("BIAM"), co-investment subadviser to the CitiStreet International Stock Fund. BIAM managed 34% of the Fund as of December 31, 2003.

        International equity markets rebounded strongly to record vigorous gains in 2003 following three years of negative returns. The quicker-than-anticipated collapse of the Iraqi regime served as the catalyst, prompting equity investors back into the market. Brightening economic prospects in the U.S., China, Japan and elsewhere sustained the stock market bounce as a combination of low interest rates, tax cuts and higher government spending provided an important stimulus.

        All of the MSCI industry groups posted positive returns in 2003. In broad terms, the technology, materials, and financial-related sectors were among the top performers, with healthcare and consumer staples at the opposite end of the table. Defensive sectors, which remained out-of-favor for much of the year, staged a recovery in the last quarter. Information Technology stocks, which led the recovery until Q4, actually produced the poorest return in the fourth quarter. Towards the end of the year, the narrow focus of the rally broadened to encompass some of those sectors left behind but this late rally was not sufficient to change the fortunes of the Consumer Staples sector that ended the year at the bottom of the scale.

        Investors' appetite for risk rose sharply in the year as a certain amount of caution was thrown to the wind. As a consequence, valuations for low-quality highly geared companies attained very expensive levels, while stock indices in emerging markets more than doubled in some cases. Small and mid-cap stocks outperformed their large cap counterparts throughout most of the year as investors sought stocks more closely aligned with the cyclical recovery in the global economy. The last quarter of the year saw further significant gains, but also some evidence to suggest that the nature of the year's equity rally was beginning to broaden out from the narrow technology/cyclical and low-quality focus.

        The weakness of the U.S. dollar was a key feature in 2003 with the currency's depreciation accelerating in the final quarter. Asian central banks have bought U.S. assets in an effort to maintain exchange rates at favorable levels for their exports, serving as a brake on the dollar decline. The dollar's valuation against the euro hit record lows during December. While this helped to boost corporate profits for American companies, it has damaged the attractiveness of U.S. assets for euro-denominated investors. Eurozone and Japanese exporters were among those hurt by appreciating currencies.

        The following commentary was provided by CITIGROUP ASSET MANAGEMENT LIMITED ("CAML"), co-investment subadviser to the CitiStreet International Stock Fund. CAML managed 33% of the Fund as of December 31, 2003.

        International equity markets recorded their first positive calendar year returns since 1999 during the twelve-month period covered by this review. Volatility remained a dominant theme during the early part of the period, with markets being driven by negative investor sentiment in the build-up to conflict in Iraq. The end of the war allowed investors to focus on the state of the global economy, which began to show signs of recovery, enabling markets to rebound strongly from their March 2003 lows. The MSCI Europe, Australasia and Far East Index (MSCI EAFE) rose 39% in U.S. dollar terms.

        The European equity markets rose strongly over the year, with the MSCI Europe index also rising 39% in U.S. dollar terms. However, as usual, there was significant divergence between the performances of individual markets. Measured by the country MSCI index in U.S. dollar terms, the strongest performers were Germany, Greece and Sweden, all returning between 60% and 70%, while the weakest market was Finland, which still provided the U.S.-based investor with a return of 19%.

        The prospect of an economic recovery in Europe, which had lagged the global pick-up, boosted investor confidence as forward-looking indicators (notably the German IFO indicator) began to improve. The dollar's weakness versus the euro raised some concerns over a Eurozone recovery, which is relatively highly dependent on exports to the U.S., but this did not significantly impair the markets' progress.

        Returns in the United Kingdom were towards the lower end of the European spectrum, though the MSCI UK index still returned 32% in U.S. dollar terms. The country's stable economic performance and relatively high weighting in economically defensive sectors led to the market lagging markets such as Germany that have a higher exposure to more cyclical industries.

        From a sector perspective, the markets focused on sectors with the most leverage to improving economic conditions, despite often more challenging valuations in these sectors. Consequently, Industrials and Information Technology companies performed strongly, while Consumer Staples, Energy and Health Care companies tended to lag.

        Japanese equities also recorded good gains over the year, with the MSCI Japan index rising 36% in U.S. dollar terms. As elsewhere, performance was muted during the first part of the year, with the market dominated by a combination of the developing international situation in Iraq and North Korea, as well as a number of domestic issues. These included continued concerns over the domestic economy and the lack of any convincing action by the government to deal with the persistent problem of deflation. From April, the market recovered on better domestic economic news and the improving global backdrop.

        The Asia-Pacific ex Japan region rose the most over the period, returning 46% over the year, despite a weak start to the year as the SARS epidemic depressed local economies. Later in the year the region's exposure to global cyclical recovery led to a sharp rebound in markets.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet International Stock Fund. SSgA managed 33% of the Fund as of December 31, 2003.

        Fueled by encouraging news on global economic growth and corporate profits, the international markets rebounded in 2003. These gains also reflected the continued weakness in the U.S. dollar, which eased further against the major currencies despite overt intervention from the Japanese authorities to try to stem the Yen's rise.

        Within our portion of the Fund, almost all sectors of the market contributed positively, with our holdings in IT and utilities adding most relative to the broader index. On a stock-specific basis our aggressive overweights in Vodafone (up 25% on the quarter), ASML (+51%) and SAP (+37%) contributed most. Within financials, a group of our bank holdings (including BNP Paribas, HSBC and UBS) stood out in terms of relative value-added, as did a number of insurance companies (particularly AXA and ING). Given our reluctance to underweight the sector, we increased our financials weighting over the quarter, buying into San Paolo-IMI, an Italian bank, and Zurich Financial Services, an insurance company.

        During the fourth quarter we reduced our positions in Nokia, SAP, Flextronics and Telefonica on strength to focus more on the Health Care and Consumer sectors. (In the latter category, we initiated in L'oreal.) In an environment of low interest rates, easy money and contained inflation, we expect these types of stocks to take over leadership of the market in the time to come. Also, toward the end of the year, we liquidated our position in Encana, the Canadian natural gas producer, on the view that much of the rise in this commodity has already played out. On the debit side, Japan and a number of the other Asian markets, which had been performing strongly in Q3, took a breather. It is significant that the only four stocks we hold in our portion of the Fund ended the fourth quarter lower--Taiwan Semiconductor, Canon, Fanuc and NTT DoCoMo--are all Asian. Nonetheless, we continue to favor this region in 2004, given still modest valuations and comparatively easy earnings comparisons from last year. Accordingly, in Q4 and into 2004, we have been adding to our holdings of domestically-oriented Asian stocks, the latest initiation being in Seven-Eleven Japan, although we also bought into Asahi Glass and Taiwan Semiconductor earlier in the quarter.

        Despite absolute returns from international markets in excess of 30% last year, we are confident that with the maturing of the recovery the higher-quality names in which we are most heavily invested will at last come into their own. Having been lagging lesser quality stocks for much of last year, the larger companies should now be in a position to benefit fully from the economies of scale that have been forced upon them to increase market share.

        In retrospect, 2003's performance fell into two distinct phases. In the first quarter, international markets continued to fall through March as political unrest combined with weak economic statistics to unsettle investors. Under these circumstances, we positioned the portfolio to be ready for a recovery, taking the view that investors' pessimism was largely overdone and that the fiscal and monetary stimuli being administered by global authorities would prove sufficient to avert a "double dip" recession of the type being discounted by market participants. The watershed occurred in mid-March, after the toppling of the Iraqi regime. During the second quarter of 2003, the EAFE index moved up by almost 20%. The stocks we had bought or accumulated near the bottom of the market--particularly sectors of the tech industry such as semi-conductors and contract manufacturers, but also integrated insurance companies owning money management operations--shot up; many registered moves of 50-100% from their bottom levels.

        This more optimistic mood continued through the balance of the year, but not without dislocations along the way. These included a sharp decline in the dollar in late September, which effectively disrupted the progress of a number of export-dependent overseas stocks--particularly some of the erstwhile Japanese leaders. Throughout the period, we retained our view that the beginnings of more broadly based global economic recovery would in time validate our views that corporate earnings would surprise to the upside, and thus it proved. Despite our style--owning high quality, large cap companies--being resolutely out of favor, we are looking forward to 2004 being the time when such quality is at last recognized and outperforms more speculative investments, as the recovery matures.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE CITISTREET INTERNATIONAL STOCK FUND (I SHARES)
                              AND MSCI EAFE INDEX

                                    (GRAPH)

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                        MORGAN STANLEY CAPITAL INTERNATIONAL --
                           EUROPE, AUSTRALIA, FAR EAST INDEX

        The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 developed markets in Europe, Australasia and the Far East. The Index does not have expenses and is not an actual investment.

                      CITISTREET SMALL COMPANY STOCK FUND

        The CitiStreet Small Company Stock Fund (I Shares) returned 43.06% for the year ended December 31, 2003. The Russell 2500 Index returned 45.50% for the same period.

        The following commentary was provided by TCW INVESTMENT MANAGEMENT COMPANY ("TCW"), co-investment subadviser to the CitiStreet Small Company Stock Fund. TCW managed 33% of the Fund as of December 31, 2003.

        What a difference a year makes! After dismal double-digit losses in 2002 across the board in small caps, the ultimate cyclical group revived with the economy and blasted vim and vigor into the equity markets. The fourth quarter alone made a good year with the Russell 2000 gaining 14.5% and the Russell 2000 Value Index advancing 16.4%. Even better, small cap stocks outperformed their large cap counterparts for both the quarter and the full year. The 2003 small cap returns were the best calendar year results in Russell's 25-year history.

        Historically, cost of capital is the high hurdle rate smaller companies face versus their larger competitors. With interest rates the lowest they have been in 40 years, it is an ideal environment for small cap stocks. Coming out of a prolonged economic downturn with attractive absolute and relative valuations and higher expected growth rates generated a lot of excitement versus larger, more mature companies. The stocks held in our portfolio in particular performed well in this environment.

        Economists are now projecting GDP growth of 5% to 5.5% for the fourth quarter as well as the first quarter of 2004. So far, the majority of the economic growth has come from productivity gains and cost savings. However, the most recent unemployment claims were better than expected. As soon as there is firm evidence of sustained economic recovery, we can expect companies to increase capital expenditure programs, spurring full time hiring and demand for goods and services.

        The following commentary was provided by TRAVELERS INVESTMENT MANAGEMENT COMPANY ("TIMCO"), co-investment subadviser to the CitiStreet Small Company Stock Fund. TIMCO managed 33% of the Fund as of December 31, 2003.

        Optimistic forecasts for a strong economic rebound in 2003 have proven to be correct. With real GDP growth of 3.3% in the second quarter and a surge of 8.2% in the third quarter, the economy has gradually responded to the stimulus of aggressive monetary and fiscal policies. However, many investors continue to express concerns that the policy stimulus might wear off and that the revenue growth may not be sustainable. Other worries focus on the weak employment data, the sluggish capital spending, and the impact on consumer spending from a slowdown in mortgage refinancing. Nevertheless, we believe that the economic recovery could well be sustainable and that corporate profits could rise even more than last year.

        From the monetary perspective, the Federal Reserve appears to be firmly committed to a policy of accommodation. Even though the risk of a further decline in inflation remains a common topic of discussions, we feel that no new monetary stimulus should be expected. The fiscal stimulus also seems to be effective. Despite existing provisions with expiration dates, most consumers perceive the reduction in tax-rate as permanent. The incremental spending on defense, homeland security, and other military initiatives are also likely to continue. Furthermore, the lowering of marginal rates on income, dividends, and capital gains will take effect in 2004, with retroactive benefits from the beginning of last year.

        The employment rate has improved recently after a long period of declines. Non-farm payrolls have risen in the past few months, and initial claims for unemployment insurance have fallen steadily. The industrial sector has begun to advance as well. Industrial production has moved higher in each of the past four months. Major corporations have started to indicate some willingness to invest. Capital-goods orders are trending higher, and capital spending has risen in three of the last four quarters. We believe rising profits and cash flow should provide fundamental support for more corporate expenditure, and the accelerated depreciation in the 2003 tax bill could help promote further capital investment. With a lack of significant capital expenditure in the past, it might become imperative for manufacturers to finally begin to modernize their facilities.

        Consumer spending has clearly been a pillar for economic growth and any significant weakening could be detrimental to the overall recovery. With the recent slow down in mortgage refinancing, there have been widespread concerns that consumer spending could be losing its momentum. However, we believe the most important determinant for consumer spending is personal income, and productivity growth remains the primary long-term generator of real income. The more output per person, the more income that is available to be distributed. With productivity accelerating in recent years, real income per person has been rising steadily and consistently.

        During the past year, the economy confronted a series of major issues, many of which had emerged quite suddenly. Corporate governance and accounting scandals, the geopolitical crisis, and the sharp drop in technology spending all contributed to the weakness in the financial markets. Fortunately, the impact of those impediments has mostly diminished, in part because of the flexibility of our economy. For 2004, the consensus real GDP is forecasted to rise by 4.6%, with average inflation on the Consumer Price Index expected to be around 1.8%. Corporate profits are also projected to be strong, and should easily exceed levels for the same period last year. The strengthening of the economy could be an indication that the monetary and fiscal policies that were deployed aggressively to counteract the economic impediments might finally be working. In particular, the equity market has historically been attractive to invest in when corporate profits rebound.

        In 2003, the small cap universe was characterized by a strong rally among the lowest market capitalization, low price, beaten-down stocks with poor earnings and price momentum and lower earnings quality in general. After sustained underperformance over the last few years, these stocks jumped higher as the bankruptcy risk associated with them receded in the strengthening economic recovery. Many investment managers, including us, did not invest in these lower quality stocks be-cause of the low trading volume and relatively poor fundamentals of these companies. This lack of ownership in these stocks led us to lag the performance of the benchmark Russell 2500 universe.

        Economic data released during 2003 showed a cyclical recovery and turned particularly positive towards the end of the year. In particular, retail sales and initial unemployment claims were better than anticipated. With lower inventories and higher operating profits, many companies have finally begun to hire selectively and slowly boost capital expenditures. Along with continuing strength in consumer confidence, the increase in capital spending helped lift many small cap stocks to produce their best returns in recent years. In addition, the gains were remarkably broad-based and every economic sector participated.

        With historically high oil and natural gas prices, energy stocks delivered exceptional performance in the past year. The Technology and Consumer Discretionary sectors also traded much higher on improved capital investments and strong retail sales. However, during the past month, weaker sales from major department stores led investors to begin gradually reduce their lofty expectations on the industry. The only exceptions were luxury item stores, which realized solid sales increases during the holiday season. Similarly, technology investors turned less bullish as well. When it became evident that major capital spending would not occur until the second quarter of next year, most technology stocks came under pressure and traded lower.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Small Company Stock Fund. SSgA managed 34% of the Fund as of December 31, 2003.

        We saw a reversal of fortunes in 2003, as equity markets gained as much (if not more) this year as they lost in 2002. Nobody had predicted such handsome equity returns in 2003 after three consecutive years of poor performance. A fourth down year would have been an event not experienced since the equity market crash of 1929 and the subsequent three years. Contributing to the good performance this year was ample liquidity provided on the fiscal and monetary fronts, an improving economy, and less geo-political risk, especially after the capture of Saddam Hussein. The fourth quarter's gains across indices added to the positive returns from quarters two and three, making the losses that started the year in Q1 a distant memory.

        2003 was the year for small cap stocks. Despite impressive returns in the large cap index, small caps outperformed by a wide margin throughout most of the year, ending the year over 17% ahead. The majority of the outperformance occurred during the second and third quarters as investors started to feel more confident about the economic recovery. The pace slowed, however, in the fourth quarter, with small caps actually losing ground relative to large caps in December. The Russell 2000 Index gained 2% in December, while the Russell 1000 Index gained almost 5%. Due to its slightly different composition which results in a lower exposure to technology and higher exposure to larger cap stocks, the Russell 2500 Index underperformed the Russell 2000 Index by 1.77% for the year.

        Technology led the way in 2003. After a small loss in the first quarter, the sector came roaring back with double-digit returns in each of the last three quarters, ending the year with over a 70% return. Financial and consumer discretionary stocks were also large contributors for the year gaining 32% in 2003.

        There were many technology stocks within the top contributors for the year. Among them were: Avaya Inc (+428.16%), Scientific Atlantic (+130.19%) and Sanmina-SCI Corp (+180.62%). The largest detractors from the index's performance were Mirant Corp (-79.14%), LaBranche & Co. (-56.19%) and Accredo Health (-10.33%).

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE CITISTREET SMALL COMPANY STOCK FUND (I SHARES)
                             AND RUSSELL 2500 INDEX

                                    (GRAPH)

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                                   RUSSELL 2500 INDEX

        The Russell 2500 Index is a market capitalization weighted index of the 2,500 smallest companies in the Russell 3000 Index. (The Russell 3000 Index includes the 3000 largest U.S. companies based on total market capitalization.) The Russell 2500 is a measure of small to medium-small company stock performance. The Index does not have expenses and is not an actual investment.

                      CITISTREET LARGE COMPANY STOCK FUND

        The CitiStreet Large Company Stock Fund (I Shares) returned 28.14% for the year ended December 31, 2003. The S&P 500 Index returned 28.69% for the same period.

        The following commentary was provided by WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON"), co-investment subadviser to the CitiStreet Large Company Stock Fund. Wellington managed 34% of the Fund as of December 31, 2003.

        Equity markets posted strong double digit returns in 2003 driven by a combination of an improved geopolitical environment after a relatively short war with Iraq, renewed economic growth, improving credit markets, and investor perception that deflationary risks had bottomed. In particular, strong fiscal and monetary stimulus in the form of tax cuts and rebates, low interest rates, deficit spending, and high money supply growth pushed the economy ahead.

        Strong stock selection within Industrials and Financials contributed most to relative performance, while Information Technology, Health Care and Telecommunications Services detracted from benchmark relative returns.

        The Industrials sector posted strong returns largely due to an up-tick in personal and business travel following the resolution of the Iraq war coupled with an improving economic backdrop. Within the commercial services & supplies industry, Cendant, a global provider of complementary consumer and business services, was leveraged to the recovery in travel. Similarly, within the airlines industry, Continental Airlines, one of our favorite names among the major US carriers, surged as war uncertainties came to an end. Returns in the Industrials sector were also helped by the strength of aerospace & defense stocks. Defense stocks have received a boost along with US expenditures in Iraq and rising perception that the US military arsenal is not fully equipped to combat the new types of geo-political threats.

        Returns within the Financials sector were also strong overall, driven by improving credit quality, rising equity markets, a steeper yield curve, and the mortgage refinancing boom. Our holding in Merrill Lynch, a diversified financial company, benefited from the improved environment and helped relative performance. Regional bank UnionBanCal also aided performance, as it continues to gain market share and improve loan quality. Our strong stock selection among real estate holdings also helped to boost to relative performance. Regional mall and shopping center owners benefited from the strength in the consumer spending and retail environments during the year.

        The Information Technology sector was up strongly for the year, driven by computers & peripherals, and the office electronics industry. However, the market showed a preference for speculative names, which hurt returns because of our bias toward quality.

        Our underperformance within the Health Care sector was largely a result of our stock selection within the health care providers & services industry. For example, our holding in pharmaceuti-cal company Schering-Plough significantly detracted from performance. The stock declined in 2003 as earnings expectations fell, creating a sense of capitulation among investors. Sentiment in the stock improved as the company emerged from difficulties surrounding product patent expirations. We continue to hold the name as its Zocor/Zetia combination drug is poised for substantive revenue creation.

        Stock selection among diversified telecommunications companies detracted from the Portfolio's relative performance as our holdings in Qwest Communications and AT&T declined for the full year. Regulatory changes have led to increased competition, as the RBOCs (Regional Bell Operating Companies) move into the enterprise telecommunications space and expand their long-distance services. This negatively impacted revenue growth at AT&T more than expected. However, the company should benefit from the launch of internet phone service, VOIP (Voice Over Internet Protocol), and a broadening of local service offerings.

        The following commentary was provided by SMITH BARNEY FUND MANAGEMENT LLC ("SMITH BARNEY"), co-investment subadviser to the CitiStreet Large Company Stock Fund. Smith Barney managed 33% of the Fund as of December 31, 2003.

        After three years of negative returns, 2003 returned the equity markets to prosperity, with the Russell 1000 Growth Index advancing 29.75%. In the broad-based rally, every sector of the market gained in value. Comprising 25% of the index, the technology sector's 49.6% advance had the largest contribution to year-end results.

        Geopolitical tension and questions regarding the pace of an economic recovery contributed to a tepid start to the year, with negative returns in the first quarter. The start of the Iraq war helped remove some of the geopolitical uncertainty and record low interest rates spurred refinance activity, which contributed to a market surge in the second quarter. Consumer cyclical stocks and smaller capitalization high beta names advanced. As the year progressed and economic activity increased, industrial- and commodity-oriented companies outperformed. Earnings and revenue estimates were revised higher, and the equity markets capped off an already good year with a 10% advance in the fourth quarter, as represented by the Russell 1000 Growth Index.

        While it was a good year for most equity managers, when segregating the market by capitalization and quality ranking, it becomes apparent that those who fished in the smaller, more speculative pools seemed to benefit greatly. Investments in the Russell 1000 Growth Index with a capitalization below $5 billion--our investment threshold--outperformed their large capitalization brethren on average by 700 basis points. Said differently, the equal-weighted index outperformed the weighted index by 21%. Looking at quality, as measured by Standard & Poors, a similar pattern appears. For example, "C" rated stocks outperformed "A+" rated stocks by an average of 69%. As it is often the case that the most speculative stocks advance the greatest at the end of a recession, security selection proved a relative challenge.

        Two important determinants in the valuation of growth stocks have been interest rates and the trajectory of earnings. The Fed's low interest rate policy helped to jump-start--and continues to fuel--the economic recovery. As a result, borrowing costs have been kept down, validating higher multiples for equities as well as signaling the beginning of what we believe will be a real increase in corporate spending. Many of the companies in your portfolio have taken advantage of the period's interest rate environment to strengthen their balance sheets by refinancing debt or by borrowing when it made financial sense. We believe corporate managements have entered 2004 with renewed enthusiasm about the future and appear to be more committed to increasing investment in the coming year. Businesses are now joining the consumer with spending plans that should help fuel economic growth over the intermediate term.

        In general, corporate earnings have surprised on the upside, relative to expectations. We believe that earnings bottomed in the third quarter of 2002 and have improved sequentially since then. Consensus earnings estimates continue to rise, and many of the portfolio's holdings are actually "cheaper" than they were at the beginning of the year, as measured by their price-to-earnings ratios. We continue to work under the assumption that the price of a stock follows the direction of the underlying company's earnings, which should have positive implications for the large cap investment universe.

        We believe the market will transition from a liquidity driven market to an earnings driven market, thus shifting in favor of our quality large-capitalization bias. In addition, we believe large capitalization stocks will benefit from their exposure to the declining dollar and the positive implications of translation.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Large Company Stock Fund. SSgA managed 33% of the Fund as of December 31, 2003.

        Nobody predicted such handsome equity returns in 2003, but we will take them after three consecutive years of poor performance. A fourth down year would have been an event not experienced since the equity market crash of 1929 and the subsequent three years. Contributing to the good performance this year was ample liquidity provided on the fiscal and monetary fronts, an improving economy, and less geo-political risk, especially after the capture of Saddam Hussein. The fourth quarter's gains across indices added to the positive returns from quarters two and three, making the losses that started the year in Q1 a distant memory. While large cap stocks performed very well this year, mid and especially small cap stocks stole the show. The S&P 400 MidCap Index gained 13.19% in the fourth quarter and 35.62% for the year. The S&P SmallCap 600 Index bested both the large and mid caps, returning 14.78% and 38.79% in Q4 and 2003, respectively. The Russell 2000 Small Cap Index performed even better, gaining a whopping 47.25% for the year, due to the exceptional performance of some of the lower quality companies. The small cap performance contributed to the broad benchmarks having a good year. For the whole of 2003, the Russell 3000 Index gained 31.06% and the Wilshire 5000 Index gained 31.64%.

        Value stocks outperformed growth in both the fourth quarter and the year, across most capitalization segments and style indexes. Within the large caps, the S&P 500/BARRA Value Index outperformed the S&P 500/BARRA Growth Index by over 6 percentage points in 2003, returning 31.79% and 25.66%, respectively.

        For the year, Intel, GE and Citigroup were the biggest contributors to the Index's return, each adding a percent or more. Merck, Schering-Plough and Verizon were the biggest detractors.

        Turnover within the S&P 500 for the year was under 1.5%, the lowest yearly turnover since 1992. During the fourth quarter there was only one Index change that was due to merger and acquisition activity. IDEC, a non S&P 500 company, purchased Biogen, an S&P 500 company. The new company, Biogen Idec, replaced Biogen.

Standard & Poor's S&P 500 Index is a registered trademark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             IN THE CITISTREET LARGE COMPANY STOCK FUND (I SHARES)
                               AND S&P 500 INDEX

                                    (GRAPH)

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                                     S&P 500 INDEX

        The S&P 500 Index is a market capitalization weighted index of 500 stocks chosen for market size, liquidity, and industry group representation. The Index does not have expenses and is not an actual investment.

                        CITISTREET DIVERSIFIED BOND FUND

        The CitiStreet Diversified Bond Fund (I Shares) returned 5.58% for the year ended December 31, 2003. The Lehman Aggregate Bond Index returned 4.11% for the same period.

        The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY ("WESTERN"), co-investment subadviser to the CitiStreet Diversified Bond Fund. Western managed 34% of the Fund as of December 31, 2003.

        Positive performance for the year was dominated by overweight exposure to investment grade credits, concentrated in longer maturities at the lower end of the investment grade universe, thanks to a spectacular decline in credit spreads across the board. Moderate exposure to inflation-adjusted bonds (TIPS) was also an important contributor to performance, as rising inflation fears helped them outperform nominal Treasuries. Tighter mortgage-backed spreads benefited our overweight to the sector for most of the period, and our emphasis on minimizing prepayment risk by overweighting the GNMA sector was also rewarded. Duration strategies had little impact on performance. Our barbelled exposure to the yield curve throughout the period was the principal source of negative performance, though gains from a flatter curve in the final months of the year helped offset previous losses.

        At this time last year we surveyed the deeply pessimistic assumptions priced into interest rates and credit spreads and concluded that investors were well compensated for assuming risk, particularly since the economic and policy fundamentals looked quite favorable. Only one year later, things have changed dramatically. The rewards for assuming risk have all but vanished as optimism has replaced pessimism, but at the same time risk has risen as some key fundamentals have deteriorated.

        Importantly, our outlook for the U.S. and most global economies continues to be positive. The past six years of low inflation have created a powerful incentive for firms to be productive. Strong productivity has resulted in surging profits, which are fueling rising orders for capital goods and new jobs, as well as strong global equity markets. In the U.S., last summer's tax reductions were significant, and should have the effect of boosting investment for some time to come. Low taxes are helping the Chinese and Russian economies to surge forward, and lower taxes have brightened the outlook for much of Europe as well. Japan is still struggling to overcome its deflation and bad-loan problems, but progress is being made and a strong equity market is an encouraging sign. Even the long-suffering emerging market economies have gotten a new lease on life, thanks to booming demand for commodities and easy money from most of the world's central banks. Consumer balance sheets have been repaired to a great extent, thanks to rebounding equity markets, low interest rates, and rising home prices. Headwinds persist, of course, in the form of high energy prices, excess capacity in many areas, and underfunded pension plans, but these are factors that will likely keep growth less than robust rather than sickly.

        Unfortunately, we are now forced to conclude that the risk of rising inflation in the U.S. is too high to ignore. The Fed's insistence on maintaining a highly accommodative monetary policy in the face of deteriorating inflation fundamentals (e.g., a falling dollar, rising gold, soaring commodities, and rising breakeven spreads) has only one parallel in history: the 1975-78 period, a few years before inflation hit double-digit levels. We would expect inflation to be relatively subdued for the near term, but with a tendency to rise as 2004 unfolds.

        Meanwhile, the dollar's two-year plunge--a direct consequence of the Fed's inflationary policy stance--is increasing the risks of unpleasant consequences in other parts of the global economy. The ECB might be tempted to relax monetary policy in order to put a lid on the euro, but that would only increase inflation risk in the eurozone. Already under pressure from the U.S. Treasury to revalue, China might acquiesce if only to escape the rising inflation it is already seeing as a result of being tied to a sinking dollar, and this could exacerbate trade and currency tensions throughout the Asia-Pacific region. Japan's efforts to reflate are already being hampered by the dollar's fall, since it makes a weaker yen more difficult to achieve.

        Rising inflation presents a threat to a rather complacent bond market, in which most yields are priced to 1-2% inflation. To guard against the risk of rates rising by more than the market already expects, we have moved our duration target from neutral to underweight. We have also adopted other defensive measures, key among them being a substantial exposure to longer maturity TIPS, which should continue to be an excellent hedge against inflation. Where possible, we are using nondollar bonds as an alternative to Treasuries, and leaving some currency exposure unhedged in order to benefit from the further dollar weakness that continued easy money could promote. Additionally, we are advocating modest exposure to commodities in order to diversify risks and protect against higher prices.

        Tight spreads--which assume economic tranquility--leave all spread sectors exposed to an unexpected tightening of Fed policy, an unexpected rise in inflation and bond yields, and/or any economic weakness or turmoil. Corporate bonds should continue to perform well in an environment of healthy growth and easy money, but tight spreads have removed much of the margin for error. Consequently, we have adopted a relatively neutral policy exposure to investment grade credits, shifting from longer to intermediate maturities, while maintaining an emphasis on the BBB sector where spreads still have some room for improvement. With mortgage-backed spreads as well as most other high-quality spreads now at historically low levels, we are targeting a neutral exposure to Mortgage-backed Securities, while retaining an overweighting to the GNMA subsector in order to minimize negative convexity risks. The high-yield and emerging-market sectors still offer the potential for gains, but relatively tight spreads argue for more modest exposure than in the past. Finally, nondollar bonds continue to offer some diversification benefits, plus a way to benefit from a weaker dollar.

        The following commentary was provided by SALOMON BROTHERS ASSET MANAGEMENT, INC. ("SALOMON"), co-investment subadviser to the CitiStreet Diversified Bond Fund. Salomon managed 33% of the Fund as of December 31, 2003.

        During the first half of 2003, Treasury yields fell by 20 to 30 basis points across the yield curve. The path of interest rates was uneven and volatile, as investors dealt with the war in Iraq, the SARS outbreak in Asia, and concerns about deflation in the U.S. Yields touched their cyclical low point in mid-June, ahead of the most recent ease at the June 25th FOMC meeting, and prior to backing up by 30-40 basis points into month-end.

        In the second half of the year, Treasury yields rose by 50-80 basis points, as the liquidity-driven economic recovery became more apparent. The whiff of accounting irregularities at Freddie Mac in June exacerbated market volatility in July and August. Nervous market participants worried about model risk and the need to hedge behemoth Mortgage-backed Securities (MBS) positions by commercial banks and the Government-Sponsored Enterprises (GSEs). Inflation--and the federal funds rate--remains at historically low levels, with the Fed exhibiting greater patience this cycle than seen during the entire careers of most market participants. While key economic indicators continued to strengthen through year-end, steadily strong purchases of U.S. government bonds from overseas investors supported the bond market in the final months of the year. Established net short positions of domestic institutional investors kept this constituency from countering the directional move toward lower rates during December.

        Last year was a year for credit risk in the debt markets, and investors were rewarded for taking it. The destructive credit cycle of the preceding several years was characterized by excessive leverage, punctured bubbles, overcapacity, lack of pricing power, fraud, a record-high default rate and a record-low recovery rates on defaulted debt. 2003 was a year of recovery. Broad measures of corporate operating profit showed a 25% gain. The corporate default rate more than halved, from 3.7% to 1.7%, with the speculative default rate falling from 9.3% to 4.5%. Corporations, particularly in hard-hit sectors like Telecom and Utilities, targeted balance sheet repair and liquidity improvement as strategic goals in 2003, after nearly being denied access to capital markets in 2002. Balance sheet leverage declined. Additionally, other improvements, such as asset sales, dividend policy, and slashing of "Cap-Ex", effectively sent the message to investors that corporations were behaving in a more creditor-friendly fashion.

        The asset-backed security sector was viewed as a "flight-to-quality" trade in 2003. Cash on sidelines, renewed optimism, and improvement in collateral performance has allowed for spread tightening. In addition, problem credit card issuers performed well.

        The high yield market returned 6.42% in the fourth quarter and 30.62% for the year, as reported by the Citigroup High Yield Market Index. The high yield market closed the year yielding 7.73% as high yield spreads tightened 118 basis points to 457 basis points over U.S. Treasuries. An improving economy, strong third quarter earnings, declining default rates, and significant mutual fund inflows propelled the market higher.

        The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), co-investment subadviser to the CitiStreet Diversified Bond Fund. SSgA managed 33% of the Fund as of December 31, 2003.

        The investment objective of our portion of the Fund is to match, as closely as possible, the return of the Lehman Brothers Aggregate Bond Index by using a stratified sampling approach at the security level.

        For the full year 2003, the investment grade fixed income market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 4.10%, down from 10.26% in 2002, 8.44% in 2001, and 11.63% in 2000. The U.S. Treasury component produced a modest 2.2% return for the year, but actually lost nearly 1.5% during the last half of 2003 in response to improving prospects for the U.S. economy. In fact, during the second half of 2003, the full U.S. yield curve produced negative returns from 5 years out: 5-years (-1.15%), 10-years (-3.07%), and 30-years (-4.86%). T-bills eked out a modest return for full year. U.S. Agencies only produced 0.35% more return than U.S. Treasuries for the year. The largest contributor in 2003 was U.S. investment-grade credit debt, which returned 7.70% in 2003. Most of the return in this component was achieved during the first half of 2003, with utility bonds and industrials leading the way. The asset backed securities component performed modestly well for the year with a return of 4.01%. Within the mortgage backed securities component (+3.07%), FNMA (3.21%) beat out slightly Freddie Mac (2.98%) and GNMA (2.85%).

        For the fourth quarter, the fixed income markets performed as one would expect given an economy buoyed by strong fiscal and monetary stimulus and a weak dollar: interest rates were higher and spreads were tighter. Rates were up approximately 35 basis points in the short end of the curve and 20 basis points in the thirty-year area. Excess returns were positive for all spread sectors with the exception of the mortgage backed sector, which underperformed comparable Treasuries by 7 basis points during the fourth quarter. The credit sector posted an excess return number of 111 basis points for the fourth quarter, capping its best year (5.27%) by that measure since 1988. In October, the Commerce Department reported a GDP number of 7.2% for the third quarter, the fastest quarterly pace since the first quarter 1984. Although most forecasters are not calling this a sustainable pace, the consensus is that healthy economic growth accompanied by benign inflation will persist for the next several quarters.

        But the story for the year was the credit sector. A robust economy, combined with healthier corporate balance sheets and a slowdown of corporate malfeasance have combined to make this the outperforming investment grade asset class of the year. News on the war on terrorism continues to be good as well, with the capture of Saddam Hussein being the most noteworthy event on this front for the fourth quarter. Add to this mix the calendar turn and the increased risk appetite that usually goes along with this time of year (the January effect) on the part of market participants.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE CITISTREET DIVERSIFIED BOND FUND (I SHARES)
                  AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

                                    (GRAPH)

             Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
        --------------------
         * The graph shows the change in value of an investment in the I Shares class of the Fund. The dollar value of an investment in the R Shares would have been lower due to the higher operating expenses of the R Shares. See your prospectus for more information.

        ** Returns shown in the table for R Shares prior to their commencement date (10/1/02) are derived from the historical performance of the I Shares, adjusted to reflect the higher operating expenses of the R Shares.

                          LEHMAN BROTHERS AGGREGATE BOND INDEX

        The Lehman Brothers Aggregate Index is an index of U.S. investment-grade fixed-rate bonds with maturities greater than one year, including government and corporate bonds. The Index does not have expenses and is not an actual investment.

        The information and views provided by the subadvisers are as of the date specified, are subject to change, and do not constitute, and should not be construed as, investment advice or recommendations with respect to the securities mentioned. They are not necessarily representative of the opinions and views of other portfolio managers for that subadviser or any of the other subadvisers. Past performance is no guarantee of future results.

Statements of Assets and Liabilities
CitiStreet Funds, Inc. / December 31, 2003

                                                               CitiStreet      CitiStreet      CitiStreet      CitiStreet
                                                              International   Small Company   Large Company   Diversified
                                                               Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                              -------------   -------------   -------------   ------------
ASSETS
 Investments in securities, at cost.........................  $ 388,065,449   $392,228,459    $616,642,506    $912,100,696
--------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (see accompanying
 Portfolio of Investments) (Note 2).........................  $ 451,310,540   $459,720,577    $662,739,862    $937,186,947
Cash........................................................             --             --              --         400,000
Cash, denominated in foreign currency (cost $884,916).......        921,935             --              --              --
Receivables for:
 Investment securities sold.................................             --      1,291,336       3,004,257         366,449
 Capital share subscriptions................................         48,684         34,950          84,091          99,562
 Interest...................................................         13,234         32,276          15,999       7,030,875
 Dividends..................................................        381,139        247,671         830,512          10,086
 Foreign tax reclaims.......................................        412,525             --           8,308              --
 Variation margin on open futures contracts (Note 6)........             --             --          20,445          33,529
Prepaid expenses............................................         13,162         13,162          13,162          13,162
                                                              -------------   ------------    -------------   ------------
 Total assets...............................................    453,101,219    461,339,972     666,716,636     945,140,610
                                                              -------------   ------------    -------------   ------------
LIABILITIES
Payables for:
 Investment securities purchased............................             --      3,577,423       5,619,412       3,389,615
 Delayed delivery transactions (Note 8).....................             --             --              --      64,083,759
 Payable upon return of securities loaned (Note 2)..........     23,426,569     72,766,235              --     161,169,301
 Capital share redemptions..................................      5,439,657      5,889,053       6,109,494       8,701,762
 Variation margin on open futures contracts (Note 6)........             --         40,000              --              --
 Options written (premiums received $105,669) (Note 7)......             --             --              --         103,452
Payable to Adviser..........................................         87,618         79,779         135,393         150,423
Payable to Administrator....................................            282            228             503             608
Payable to Distributor......................................            722            560           1,241           1,557
Payable to Directors........................................          4,837          5,012           2,550           2,064
Accrued expenses............................................        287,828        218,745         258,857         248,024
                                                              -------------   ------------    -------------   ------------
 Total liabilities..........................................     29,247,513     82,577,035      12,127,450     237,850,565
                                                              -------------   ------------    -------------   ------------
NET ASSETS..................................................  $ 423,853,706   $378,762,937    $654,589,186    $707,290,045
                                                              =============   ============    =============   ============
--------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.......................................  $     350,436   $    311,270    $    611,325    $    373,005
Additional paid-in capital..................................    458,426,662    326,189,061     741,175,205     676,977,947
Undistributed net investment income.........................      5,750,864        858,159       5,953,465      27,007,281
Accumulated net realized loss on investments, futures
 contracts, option contracts and foreign currency
 transactions...............................................   (104,040,289)   (16,153,476)   (139,522,962)    (22,402,181)
Net unrealized appreciation on investments, translation of
 assets and liabilities in foreign currencies, futures
 contracts and option contracts.............................     63,366,033     67,557,923      46,372,153      25,333,993
                                                              -------------   ------------    -------------   ------------
                                                              $ 423,853,706   $378,762,937    $654,589,186    $707,290,045
                                                              =============   ============    =============   ============
NET ASSETS ATTRIBUTABLE TO:
 I Shares...................................................  $ 420,060,331   $375,846,510    $648,073,081    $699,391,710
                                                              =============   ============    =============   ============
 R Shares...................................................  $   3,793,375   $  2,916,427    $  6,516,105    $  7,898,335
                                                              =============   ============    =============   ============
CAPITAL SHARES OUTSTANDING
 I Shares...................................................     35,110,391     30,897,384      60,670,273      59,814,730
                                                              =============   ============    =============   ============
 R Shares...................................................        318,230        240,577         612,474         677,805
                                                              =============   ============    =============   ============
NET ASSET VALUE PER SHARE
 I Shares...................................................  $       11.96   $      12.16    $      10.68    $      11.69
                                                              =============   ============    =============   ============
 R Shares...................................................  $       11.92   $      12.12    $      10.64    $      11.65
                                                              =============   ============    =============   ============

    The accompanying notes are an integral part of the financial statements.

Statements of Operations
CitiStreet Funds, Inc. / For the year ended December 31, 2003

                                                               CitiStreet      CitiStreet      CitiStreet     CitiStreet
                                                              International   Small Company   Large Company   Diversified
                                                               Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                              -------------   -------------   -------------   -----------
INVESTMENT INCOME
Dividends...................................................  $  8,339,865(1) $  2,841,280(2) $  9,117,568(3) $    30,956
Interest....................................................       138,921         276,242         126,136     30,613,491
                                                              ------------    ------------    ------------    -----------
 Total income...............................................     8,478,786       3,117,522       9,243,704     30,644,447
                                                              ------------    ------------    ------------    -----------
EXPENSES
Management fee (Note 3).....................................     2,599,245       1,771,496       2,837,227      2,938,108
Distribution fee (Note 3)...................................         2,624           1,942           4,337          6,216
Administration fee (Note 3).................................         1,050             776           1,735          2,487
Custodian fees..............................................       341,380         327,220         271,821        379,373
Printing expense............................................        91,404          88,848         107,082        114,409
Director's fees & expenses..................................        40,245          39,540          41,733         42,858
Professional fees...........................................        45,865          40,746          58,341         82,603
Miscellaneous expense.......................................        42,417          40,592          43,251         41,794
Transfer Agent fees.........................................        16,075          15,875          18,351         19,750
                                                              ------------    ------------    ------------    -----------
 Total expenses before directed brokerage arrangements......     3,180,305       2,327,035       3,383,878      3,627,598
LESS:
Expenses paid under directed brokerage arrangements
 (Note 4)...................................................       (17,560)         (5,349)        (87,741)            --
                                                              ------------    ------------    ------------    -----------
 Net expenses...............................................     3,162,745       2,321,686       3,296,137      3,627,598
                                                              ------------    ------------    ------------    -----------
 Net investment income......................................     5,316,041         795,836       5,947,567     27,016,849
                                                              ------------    ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on security transactions, futures
   contracts and option contracts...........................   (28,122,094)     (3,687,645)     (2,007,724)     7,370,020
 Net realized gain on foreign currency transactions.........       397,816              --              --             --
 Net increase in unrealized appreciation of investments,
   futures contracts and option contracts...................   122,734,644     113,717,112     134,113,283      1,925,427
 Net change in unrealized depreciation of foreign currency
   transactions.............................................        94,494               5              --             --
                                                              ------------    ------------    ------------    -----------
   Net realized and unrealized gain on investments..........    95,104,860     110,029,472     132,105,559      9,295,447
                                                              ------------    ------------    ------------    -----------
 Net increase in net assets from operations.................  $100,420,901    $110,825,308    $138,053,126    $36,312,296
                                                              ============    ============    ============    ===========

(1) Net of foreign taxes withheld of $982,209.
(2) Net of foreign taxes withheld of $11,448.
(3) Net of foreign taxes withheld of $48,197.

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
CitiStreet Funds, Inc.

                                                                      CitiStreet
                                                               International Stock Fund
                                                              ---------------------------
                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2003           2002
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income.......................................  $ 5,316,041    $  3,162,572
Net realized gain (loss) on security transactions, futures
 contracts, option contracts, and foreign currency
 transactions...............................................  (27,724,278)    (67,729,352)
Net increase (decrease) in unrealized appreciation
 (depreciation) of investments, futures contracts, option
 contracts and foreign currency transactions................  122,829,138     (21,873,275)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................  100,420,901     (86,440,055)
                                                              ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
 I Shares...................................................   (2,817,046)     (2,140,595)
 R Shares...................................................       (8,820)             --
From net realized gains on investment transactions
 I Shares...................................................           --     (11,648,352)
 R Shares...................................................           --              --
                                                              ------------   ------------
 Total distributions to shareholders........................   (2,825,866)    (13,788,947)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
 I Shares...................................................   83,030,151      88,615,635
 R Shares...................................................    3,332,436           2,157
Distributions reinvested
 I Shares...................................................    2,817,046      13,788,947
 R Shares...................................................        8,820              --
Cost of shares repurchased
 I Shares...................................................  (94,899,213)    (38,374,782)
 R Shares...................................................      (28,557)             --
                                                              ------------   ------------
 Net increase from capital share transactions...............   (5,739,317)     64,031,957
                                                              ------------   ------------
Net increase (decrease) in net assets.......................   91,855,718     (36,197,045)
                                                              ------------   ------------
NET ASSETS
Beginning of period.........................................  331,997,988     368,195,033
                                                              ------------   ------------
End of period...............................................  $423,853,706   $331,997,988
                                                              ============   ============
Undistributed net investment income.........................  $ 5,750,864    $  2,862,873
                                                              ============   ============
CAPITAL SHARES I SHARES
Capital shares outstanding, beginning of period.............   35,798,060      29,570,161
Capital shares issued.......................................    8,703,119       8,587,268
Capital shares from distributions reinvested................      278,089       1,397,054
Capital shares redeemed.....................................   (9,668,877)     (3,756,423)
                                                              ------------   ------------
Capital shares outstanding, end of period...................   35,110,391      35,798,060
                                                              ============   ============
CAPITAL SHARES R SHARES
Capital shares outstanding, beginning of period.............          238              --
Capital shares issued.......................................      320,297             238
Capital shares from distributions reinvested................          873              --
Capital shares redeemed.....................................       (3,178)             --
                                                              ------------   ------------
Capital shares outstanding, end of period...................      318,230             238
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
CitiStreet Funds, Inc.

            CitiStreet                     CitiStreet                     CitiStreet
     Small Company Stock Fund       Large Company Stock Fund         Diversified Bond Fund
    ---------------------------   ----------------------------    ---------------------------
     Year ended     Year ended     Year ended     Year ended       Year ended     Year ended
    December 31,   December 31,   December 31,   December 31,     December 31,   December 31,
        2003           2002           2003           2002             2003           2002
    ------------   ------------   ------------   -------------    ------------   ------------
    $   795,836    $   592,242    $ 5,947,567    $   3,867,701   $ 27,016,849    $ 26,609,591
     (3,687,645)    (6,645,103)    (2,007,724)     (61,386,041)     7,370,020       3,915,522
    113,717,117    (61,249,715)   134,113,283      (57,859,977)     1,925,427      19,985,531
    ------------   ------------   ------------   -------------    ------------   ------------
    110,825,308    (67,302,576)   138,053,126     (115,378,317)    36,312,296      50,510,644
    ------------   ------------   ------------   -------------    ------------   ------------
       (394,209)    (1,311,986)    (3,827,581)      (2,932,004)   (27,566,547)    (24,176,946)
           (338)            --        (12,018)              --       (137,445)             --
             --     (1,206,322)            --               --             --              --
             --             --             --               --             --              --
    ------------   ------------   ------------   -------------    ------------   ------------
       (394,547)    (2,518,308)    (3,839,599)      (2,932,004)   (27,703,992)    (24,176,946)
    ------------   ------------   ------------   -------------    ------------   ------------
     66,302,083     29,605,597    102,425,521       91,283,782    106,264,799     102,775,200
      2,600,161          1,466      5,938,437            2,471      7,786,855           1,835
        394,209      2,518,308      3,827,581        2,932,004     27,566,547      24,176,946
            338             --         12,018               --        137,445              --
    (21,988,039)   (18,076,223)   (24,742,693)     (15,726,827)   (71,657,501)    (55,869,517)
          6,963             --         21,353               --        (36,240)             --
    ------------   ------------   ------------   -------------    ------------   ------------
     47,315,715     14,049,148     87,482,217       78,491,430     70,061,905      71,084,464
    ------------   ------------   ------------   -------------    ------------   ------------
    157,746,476    (55,771,736)   221,695,744      (39,818,891)    78,670,209      97,418,162
    ------------   ------------   ------------   -------------    ------------   ------------
    221,016,461    276,788,197    432,893,442      472,712,333    628,619,836     531,201,674
    ------------   ------------   ------------   -------------    ------------   ------------
    $378,762,937   $221,016,461   $654,589,186   $ 432,893,442   $707,290,045    $628,619,836
    ============   ============   ============   =============   ============    ============
    $   858,159    $   456,870    $ 5,953,465    $   3,845,467   $ 27,007,281    $ 27,529,383
    ============   ============   ============   =============    ============   ============
     25,971,457     24,538,038     51,587,814       43,152,138     54,396,608      48,050,279
      7,013,981      3,011,016     11,340,628        9,844,636      9,053,248       9,118,804
         36,333        278,263        396,641          333,563      2,443,843       2,185,981
     (2,124,387)    (1,855,860)    (2,654,810)      (1,742,523)    (6,078,969)     (4,958,456)
    ------------   ------------   ------------   -------------    ------------   ------------
     30,897,384     25,971,457     60,670,273       51,587,814     59,814,730      54,396,608
    ============   ============   ============   =============    ============   ============
            176             --            298               --            162              --
        240,101            176        609,383              298        668,541             162
             31             --          1,248               --         12,217              --
            269             --          1,545               --         (3,115)             --
    ------------   ------------   ------------   -------------    ------------   ------------
        240,577            176        612,474              298        677,805             162
    ============   ============   ============   =============    ============   ============

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Citistreet Funds, Inc.

                                                            International Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2003       2002       2001       2000       1999
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of period..............................  $   9.27   $  12.45   $  19.58   $  22.33   $  16.85
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income(1).........................      0.15+      0.08       0.03       0.24       0.17
 Net realized and unrealized gain (loss) on
   investments....................................      2.62      (2.83)     (4.22)     (1.97)      5.31
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      2.77      (2.75)     (4.19)     (1.73)      5.48
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.08)     (0.07)     (0.21)     (0.18)        --
 Distributions from net realized gains on
   investments....................................        --      (0.36)     (2.73)     (0.84)        --
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.08)     (0.43)     (2.94)     (1.02)        --
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of period....................................  $  11.96   $   9.27   $  12.45   $  19.58   $  22.33
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     30.04%    (22.31)%   (21.44)%    (8.03)%    32.52%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $420,060   $331,996   $368,195   $344,409   $388,492
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.90%      0.90%      0.86%      0.75%      0.72%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.90%      0.90%      0.86%      0.75%      0.72%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.89%      0.89%      0.85%      0.74%      0.71%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.50%      0.91%      0.70%      0.93%      0.90%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.51%      0.92%      0.71%      0.94%      0.91%
 Portfolio turnover rate..........................     48.31%     54.15%     68.20%     23.94%     18.36%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
 + Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Citistreet Funds, Inc.

                                                                 International Stock Fund -- R Shares
                                                              -------------------------------------------
                                                                                    For the period
                                                               Year ended          October 1, 2002
                                                              December 31,   (commencement of operations)
                                                                  2003           to December 31, 2002
                                                              ------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................     $ 9.27                 $ 8.67
                                                                 ------                 ------
OPERATIONS
 Net investment income (loss)(1)............................       0.01+                 (0.01)
 Net realized and unrealized gain on investments............       2.71                   0.61
                                                                 ------                 ------
 Total from investment operations...........................       2.72                   0.60
                                                                 ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................      (0.07)                    --
 Distributions from net realized gains on investments.......         --                     --
                                                                 ------                 ------
 Total distributions........................................      (0.07)                    --
                                                                 ------                 ------
NET ASSET VALUE
 End of period..............................................     $11.92                 $ 9.27
                                                                 ======                 ======
TOTAL RETURN(2).............................................      29.49%                  6.92%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..................     $3,793                 $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements)..........................................       1.24%                  1.25%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................       1.24%                  1.25%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       1.24%                  1.25%(3)
 Ratios of net investment income (loss) to average net
   assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       0.20%                 (0.51)%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       0.20%                 (0.51)%(3)
 Portfolio turnover rate....................................      48.31%                 54.15%(4)
---------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 + Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                            Small Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2003       2002       2001       2000       1999
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of period..............................  $   8.51   $  11.28   $  17.23   $  16.42   $  13.09
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income (loss)(1)..................      0.03+      0.01       0.06       0.01      (0.04)
 Net realized and unrealized gain (loss) on
   investments....................................      3.63      (2.68)     (0.15)      1.66       4.58
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      3.66      (2.67)     (0.09)      1.67       4.54
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.01)     (0.05)     (0.01)        --         --
 Distributions from net realized gains on
   investments....................................        --      (0.05)     (5.85)     (0.86)     (1.21)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.01)     (0.10)     (5.86)     (0.86)     (1.21)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of period....................................  $  12.16   $   8.51   $  11.28   $  17.23   $  16.42
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     43.06%    (23.72)%     1.57%     10.08%     36.71%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $375,847   $221,015   $276,788   $367,278   $373,638
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.79%      0.76%      0.77%      0.84%      0.87%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.79%      0.76%      0.77%      0.84%      0.87%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.79%      0.76%      0.74%      0.81%      0.83%
 Ratios of net investment income (loss) to average
   net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.27%      0.24%      0.41%      0.01%     (0.36)%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      0.27%      0.24%      0.44%      0.04%     (0.32)%
 Portfolio turnover rate..........................     83.46%     52.35%     94.86%    154.61%    113.01%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                    Small Company Stock Fund -- R Shares
                                                              ------------------------------------------------
                                                                                         For the period
                                                                                        October 1, 2002
                                                                 Year Ended       (commencement of operations)
                                                              December 31, 2003       to December 31, 2002
                                                              -----------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................       $ 8.50                    $8.19
                                                                   ------                    -----
OPERATIONS
 Net investment income(1)...................................        (0.01)+                   0.01
 Net realized and unrealized gain on investments............         3.63                     0.30
                                                                   ------                    -----
 Total from investment operations...........................         3.62                     0.31
                                                                   ------                    -----
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        (0.00)(5)                   --
 Distributions from net realized gains on investments.......           --                       --
                                                                   ------                    -----
 Total distributions........................................        (0.00)                      --
                                                                   ------                    -----
NET ASSET VALUE
 End of period..............................................       $12.12                    $8.50
                                                                   ======                    =====
TOTAL RETURN(2).............................................        42.64%                    3.79%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..................       $2,916                    $   1
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................         1.14%                    1.11%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................         1.14%                    1.11%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................         1.14%                    1.11%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................        (0.10)%                   0.20%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................        (0.10)%                   0.20%(3)
 Portfolio turnover rate....................................        83.46%                   52.35%(4)
--------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
(5) Amount is less than $.01 per share.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Citistreet Funds, Inc.

                                                            Large Company Stock Fund -- I Shares
                                                    ----------------------------------------------------
                                                                  Year ended December 31,
                                                    ----------------------------------------------------
                                                      2003       2002       2001       2000       1999
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 Beginning of period..............................  $   8.39   $  10.95   $  13.98   $  17.61   $  20.61
                                                    --------   --------   --------   --------   --------
OPERATIONS
 Net investment income (loss)(1)..................      0.10+      0.07       0.05       0.11       0.22
 Net realized and unrealized gain (loss) on
   investments....................................      2.25      (2.57)     (2.26)     (2.66)     (0.06)
                                                    --------   --------   --------   --------   --------
 Total from investment operations.................      2.35      (2.50)     (2.21)     (2.55)      0.16
                                                    --------   --------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.............     (0.06)     (0.06)     (0.10)     (0.20)     (0.27)
 Distributions from net realized gains on
   investments....................................        --         --      (0.72)     (0.88)     (2.89)
                                                    --------   --------   --------   --------   --------
 Total distributions..............................     (0.06)     (0.06)     (0.82)     (1.08)     (3.16)
                                                    --------   --------   --------   --------   --------
NET ASSET VALUE
 End of period....................................  $  10.68   $   8.39   $  10.95   $  13.98   $  17.61
                                                    ========   ========   ========   ========   ========
TOTAL RETURN(2)...................................     28.14%    (22.84)%   (15.74)%   (14.96)%    (0.28)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........  $648,073   $432,891   $472,712   $442,439   $470,417
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      0.63%      0.70%      0.69%      0.68%      0.64%
   After repayments/reimbursements and before
     directed brokerage arrangements..............      0.63%      0.70%      0.69%      0.68%      0.64%
   After repayments/reimbursements and directed
     brokerage arrangements.......................      0.62%      0.67%      0.68%      0.65%      0.62%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................      1.10%      0.85%      0.67%      0.83%      1.17%
   After repayment/reimbursements and directed
     brokerage arrangements.......................      1.12%      0.88%      0.68%      0.86%      1.19%
 Portfolio turnover rate..........................     26.89%     60.04%     71.67%    157.89%     56.15%
--------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                   Large Company Stock Fund -- R Shares
                                                              -----------------------------------------------
                                                                                        For the period
                                                                 Year ended            October 1, 2002
                                                                December 31,     (commencement of operations)
                                                                    2003             to December 31, 2002
                                                              ----------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................       $ 8.38                   $ 7.76
                                                                   ------                   ------
OPERATIONS
 Net investment income(1)...................................         0.04+                    0.01
 Net unrealized and unrealized gain on investments..........         2.28                     0.61
                                                                   ------                   ------
                                                                     2.32                     0.62
                                                                   ------                   ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        (0.06)                      --
 Distributions from net realized gains on investments.......           --                       --
                                                                   ------                   ------
 Total distributions........................................        (0.06)                      --
                                                                   ------                   ------
NET ASSET VALUE
 End of period..............................................       $10.64                   $ 8.38
                                                                   ======                   ======
TOTAL RETURN(2).............................................        27.71%                    7.99%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)....................       $6,516                   $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................         0.98%                    1.05%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................         0.98%                    1.05%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................         0.96%                    1.05%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................         0.72%                    0.59%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................         0.74%                    0.59%(3)
 Portfolio turnover rate....................................        26.89%                   60.04%(4)
-------------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
 +  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Citistreet Funds, Inc.

                                                               Diversified Bond Fund -- I Shares
                                                     ------------------------------------------------------
                                                                    Year ended December 31,
                                                     ------------------------------------------------------
                                                       2003       2002     2001(3)(4)   2000(4)    1999(4)
                                                     --------   --------   ----------   --------   --------
NET ASSET VALUE
 Beginning of period..............................   $  11.56   $  11.06    $  10.74    $  10.18   $  11.49
                                                     --------   --------    --------    --------   --------
OPERATIONS
 Net investment income(1).........................       0.47+      0.52+       0.57+       0.71       0.65
 Net realized and unrealized gain (loss) on
   investments....................................       0.16       0.45        0.16        0.49      (0.98)
                                                     --------   --------    --------    --------   --------
 Total from investment operations.................       0.63       0.97        0.73        1.20      (0.33)
                                                     --------   --------    --------    --------   --------
DISTRIBUTIONS
 Dividends from net investment income.............      (0.50)     (0.47)      (0.41)      (0.64)     (0.67)
 Distributions from net realized gains on
   investments....................................         --         --          --          --      (0.31)
                                                     --------   --------    --------    --------   --------
 Total distributions..............................      (0.50)     (0.47)      (0.41)      (0.64)     (0.98)
                                                     --------   --------    --------    --------   --------
NET ASSET VALUE
 End of period....................................   $  11.69   $  11.56    $  11.06    $  10.74   $  10.18
                                                     ========   ========    ========    ========   ========
TOTAL RETURN(2)...................................       5.58%      8.97%       6.86%      12.35%     (2.74)%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)........   $699,392   $628,639    $531,202    $284,479   $254,368
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       0.55%      0.56%       0.65%       0.62%      0.60%
   After repayments/reimbursements and before
     directed brokerage arrangements..............       0.55%      0.56%       0.65%       0.62%      0.60%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       0.55%      0.56%       0.65%       0.62%      0.60%
 Ratios of net investment income to average net
   assets:
   Before repayments/reimbursements and directed
     brokerage arrangements.......................       4.09%      4.61%       5.18%       7.14%      6.41%
   After repayments/reimbursements and directed
     brokerage arrangements.......................       4.09%      4.61%       5.18%       7.14%      6.41%
 Portfolio turnover rate..........................     197.49%    211.37%     341.70%     163.11%     81.29%
-----------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown. Total return is not annualized for periods of less than one year.
(3) The fund has adopted the provisions of the AICPA Audit Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.18%. Per share data and ratios/supplemental data for periods prior to January 1, 2002 have not been restated to reflect this change in presentation.
(4) Financial information prior to April 27,2001 is that of Long-Term Bond Fund. + Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
CitiStreet Funds, Inc.

                                                                   Diversified Bond Fund -- R Shares
                                                              -------------------------------------------
                                                                                    For the period
                                                               Year ended          October 1, 2002
                                                              December 31,   (commencement of operations)
                                                                  2003           to December 31, 2002
                                                              ------------   ----------------------------
NET ASSET VALUE
 Beginning of period........................................     $11.55                 $11.32
                                                                 ------                 ------
OPERATIONS
 Net investment income(1)...................................       0.23+                  0.11+
 Net realized and unrealized gain on investments............       0.36                   0.12
                                                                 ------                 ------
 Total from investment operations...........................       0.59                   0.23
                                                                 ------                 ------
DISTRIBUTIONS
 Dividends from net investment income.......................      (0.49)                    --
 Distributions from net realized gains on investments.......         --                     --
                                                                 ------                 ------
 Total distributions........................................      (0.49)                    --
                                                                 ------                 ------
NET ASSET VALUE
 End of period..............................................      11.65                 $11.55
                                                                 ======                 ======
TOTAL RETURN(2).............................................       5.24%                  2.03%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..................     $7,898                 $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       0.90%                  0.91%(3)
   After repayments/reimbursements and before directed
     brokerage arrangements.................................       0.90%                  0.91%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       0.90%                  0.91%(3)
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................       3.54%                  3.94%(3)
   After repayments/reimbursements and directed brokerage
     arrangements...........................................       3.54%                  3.94%(3)
 Portfolio turnover rate....................................     197.49%                211.37%(4)
---------------------------------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayment and directed brokerage arrangements.
(2) Total Return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
(3) Annualized.
(4) Represents portfolio turnover for the fund for the entire year.
+  Calculated using the average share method.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2003

Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 97.7%
ADVERTISING -- 0.2%
     88,401   WPP Group Plc. .............  $    865,535
                                            ------------
APPAREL & TEXTILES -- 0.9%
     51,260   LVMH Moet Hennessy Louis
              Vuitton SA..................     3,726,558
                                            ------------
AUTOMOTIVE -- 5.7%
     72,513   Bayerische Motoren Werke
              AG*.........................     3,357,582
     20,738   DaimlerChrysler AG..........       966,767
    163,400   Honda Motor Co., Ltd. ......     7,259,850
     12,205   Renault SA..................       841,160
    205,900   Toyota Motor Corp. .........     6,957,185
     57,800   Volkswagen AG...............     3,215,230
    107,086   Wolseley Plc. ..............     1,510,117
                                            ------------
                                              24,107,891
                                            ------------
BANKING -- 17.0%
    138,916   ABN AMRO Holdings...........     3,246,756
     12,540   Acom Co., Ltd. .............       568,856
     85,812   Allied Irish Banks..........     1,367,703
    239,332   Australia & New Zealand
              Banking Group, Ltd. ........     3,186,026
     95,566   Banco Bilbao Vizcaya
              Argentria SA................     1,318,472
    273,787   Banco de Santander Central..     3,239,156
    721,019   Barclay's Plc. .............     6,412,756
    128,961   BNP Paribas SA..............     8,111,225
     35,572   Credit Agricole SA..........       848,423
     46,308   Credit Suisse Group.........     1,693,556
     24,094   Deutsche Bank AG............     1,994,471
    207,474   HBOS Plc. ..................     2,679,495
    474,681   HSBC Holdings Plc. .........     7,439,557
    327,572   Lloyds TSB Group Plc. ......     2,619,603
        246   Mitsubishi Tokyo Financial
              Group, Inc. ................     1,919,597
     89,404   National Australia Bank,
              Ltd. .......................     2,016,137

Shares                                         Value
--------------------------------------------------------
    161,099   Royal Bank Scotland Group
              Plc. .......................  $  4,733,402
    184,309   Sanpaolo IMI SpA............     2,401,157
    146,573   UBS AG......................    10,033,729
    611,065   UniCredito Italiano SpA.....     3,295,222
    245,000   United Overseas Bank,
              Ltd. .......................     1,904,257
     87,992   Westpac Banking Corp. ......     1,059,395
                                            ------------
                                              72,088,951
                                            ------------
BUILDING MATERIALS -- 0.8%
     89,600   Assa Abloy..................     1,065,065
     74,511   James Hardie Industries NV..       385,989
     16,558   Lafarge SA..................     1,472,876
     11,755   Travis Perkins Plc. ........       268,166
                                            ------------
                                               3,192,096
                                            ------------
CHEMICALS -- 1.9%
     38,345   Akzo Nobel N.V. ............     1,478,372
     61,149   Bayer AG....................     1,788,978
    165,308   BOC Group Plc. .............     2,518,535
     27,000   Fuji Photo Film.............       871,984
     39,400   Shin-Etsu Chemical Co.,
              Ltd. .......................     1,610,790
                                            ------------
                                               8,268,659
                                            ------------
COMMERCIAL SERVICES -- 1.6%
    258,000   Asahi Glass Co., Ltd. ......     2,119,195
    197,175   Brambles Industries,
              Ltd. .......................       783,884
    866,000   Li & Fung, Ltd. ............     1,483,536
    352,836   Rentokil Initial Plc. ......     1,196,678
    137,000   Sumitomo Corp. .............     1,021,730
                                            ------------
                                               6,605,023
                                            ------------
COMMUNICATION SERVICES -- 5.6%
     31,433   Bouygues....................     1,097,824
    266,412   British Sky Broadcast*......     3,343,180
    191,795   BT Group....................       644,500
     81,589   France Telecom SA*..........     2,329,405
    100,173   Reed Elsevier NV............     1,243,198

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
    307,466   Telenor ASA.................  $  2,006,416
  5,309,332   Vodafone Group Plc. ........    13,126,240
                                            ------------
                                              23,790,763
                                            ------------
COMPUTERS & BUSINESS EQUIPMENT -- 0.7%
    153,000   Ricoh Co. ..................     3,020,441
                                            ------------
COMPUTER SOFTWARE & PROCESSING -- 0.8%
     16,300   SAP AG......................     2,734,527
    172,302   The Sage Group Plc. ........       540,551
                                            ------------
                                               3,275,078
                                            ------------
CONGLOMERATES -- 1.0%
     53,804   Siemens AG..................     4,304,689
                                            ------------
DOMESTIC OIL -- 0.3%
     25,685   Royal Dutch Petroleum.......     1,352,724
                                            ------------
DRUGS & HEALTH CARE -- 9.2%
     19,844   Altana AG...................     1,191,367
     88,703   Aventis SA..................     5,856,297
    212,522   Celltech Group Plc.*........     1,433,991
     13,400   Eisai Co., Ltd. ............       361,469
    319,869   Glaxosmithkline Plc. .......     7,308,577
     22,252   L'oreal SA..................     1,822,367
    174,855   Novartis AG.................     7,935,107
     50,603   Novo Nordisk AS.............     2,059,156
     53,329   Roche Holdings AG...........     5,376,863
     34,548   Sanofi-Synthelabo SA........     2,598,667
     35,000   Shionogi & Co., Ltd. .......       652,075
    296,584   Smith & Nephew..............     2,484,292
                                            ------------
                                              39,080,228
                                            ------------
ELECTRICAL EQUIPMENT -- 1.9%
     12,900   Advantest Corp. ............     1,023,475
    152,000   Hitachi, Ltd. ..............       916,526
    406,500   Johnson Electric Holdings,
              Ltd. .......................       515,734

Shares                                         Value
--------------------------------------------------------
     21,320   Samsung Electronics Co.,
              Ltd. 144a GDR*(a)...........  $  2,142,660
     26,468   Schneider Electric SA.......     1,730,780
    175,000   Sumitomo Electric
              Industries, Ltd. ...........     1,564,848
                                            ------------
                                               7,894,023
                                            ------------
ELECTRIC UTILITIES -- 3.2%
    137,459   E. On Ag....................     8,960,930
    155,758   Endesa SA*..................     2,992,772
     18,467   RWE AG*.....................       729,902
     76,074   Scottish and Southern Energy
              Plc. .......................       913,907
                                            ------------
                                              13,597,511
                                            ------------
ELECTRONICS -- 1.8%
    153,681   ASM Lithography Holding
              NV..........................     3,043,870
    129,400   Flextronics International,
              Ltd.*.......................     1,920,296
     49,000   Matsushita Electric
              Industrial Co., Ltd. .......       677,818
    133,000   Mitsubishi Electric
              Corp. ......................       552,434
      8,500   Rohm Co., Ltd. .............       996,500
     40,862   Smiths Group Plc. ..........       482,138
                                            ------------
                                               7,673,056
                                            ------------
FINANCIAL SERVICES -- 1.4%
     90,430   Fortis*.....................     1,819,579
     80,000   Nomura Holdings, Inc. ......     1,362,767
    149,673   Nordea AB...................     1,123,671
     93,000   Oversea-Chinese Banking
              Corp., Ltd. ................       662,604
    126,500   Swire Pacific...............       778,837
                                            ------------
                                               5,747,458
                                            ------------
FOOD & BEVERAGES -- 6.0%
    188,352   Cadbury Schweppes Plc. .....     1,379,334
    363,913   Compass Group Plc. .........     2,468,493
    467,338   Diageo Plc. ................     6,131,534

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
     47,997   Heineken NV.................  $  1,825,705
     33,279   Nestle SA...................     8,311,009
     34,868   Unilever NV.................     2,277,872
    306,805   Unilever Plc. ..............     2,851,953
                                            ------------
                                              25,245,900
                                            ------------
HEAVY CONSTRUCTION -- 0.1%
      4,159   Vinci SA....................       344,015
                                            ------------
HOTELS & RESTAURANTS -- 0.5%
     32,640   Accor SA....................     1,476,380
     88,669   InterContinental Hotels
              Group Plc. .................       837,294
                                            ------------
                                               2,313,674
                                            ------------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS -- 1.9%
     22,634   Electrolux AB...............       497,188
    136,693   Philips Electronics NV......     3,987,041
    213,000   Sharp Corp. ................     3,361,955
                                            ------------
                                               7,846,184
                                            ------------
INDUSTRIALS -- 0.1%
     58,035   Tomkins Plc. ...............       277,118
                                            ------------
INDUSTRIAL MACHINERY -- 2.3%
    175,003   CRH Plc. ...................     3,583,046
     52,300   Fanuc, Ltd. ................     3,134,046
    448,000   Komatsu.....................     2,843,515
    171,600   TI Automotive, Ltd.*(b).....             0
                                            ------------
                                               9,560,607
                                            ------------
INSURANCE -- 6.2%
     70,819   Alleanza Assicurazioni......       774,503
    196,455   AXA*(b).....................     4,200,475
    391,000   China Life Insurance Co.,
              Ltd.*.......................       319,800
    369,232   ING Groep NV................     8,601,807
    353,000   Mitsui Sumitomo Insurance
              Co., Ltd. ..................     2,899,519
    155,699   Prudential Corp. ...........     1,312,528

Shares                                         Value
--------------------------------------------------------
    116,693   QBE Insurance Group, Ltd. ..  $    931,359
     58,339   Swiss Reinsurance*..........     3,937,046
     21,688   Zurich Financial Services
              AG..........................     3,120,071
                                            ------------
                                              26,097,108
                                            ------------
MEDICAL SUPPLIES -- 3.1%
     73,000   Hoya Corp. .................     6,704,812
     35,400   Sankyo Co., Ltd. ...........       665,805
     12,871   Schering AG.................       651,105
    125,500   Takeda Chemical Industries,
              Ltd. .......................     4,978,532
                                            ------------
                                              13,000,254
                                            ------------
MINING -- 0.6%
    116,801   BHP Billiton Plc. ..........     1,017,460
     62,118   Rio Tinto Plc. .............     1,710,937
                                            ------------
                                               2,728,397
                                            ------------
MULTIMEDIA -- 1.4%
    125,597   News Corp., Ltd. ...........     1,133,874
    373,710   Reed Elsevier Plc. .........     3,116,985
     49,320   VNU NV......................     1,556,626
                                            ------------
                                               5,807,485
                                            ------------
OFFICE EQUIPMENT -- 2.3%
    213,000   Canon, Inc. ................     9,920,847
                                            ------------
OIL & GAS -- 7.2%
  1,168,709   BP Plc. ....................     9,450,511
    227,744   Centrica Plc. ..............       857,788
    358,284   ENI SpA*....................     6,753,244
    356,434   Shell Transport & Trading...     2,643,631
     58,627   Total Fina Elf SA...........    10,888,013
                                            ------------
                                              30,593,187
                                            ------------
PAPER -- 0.7%
    229,336   Stora Enso Oyj..............     3,086,007
                                            ------------
PRINTING SERVICES -- 0.1%
     59,000   Toppan Printing Co.,
              Ltd. .......................       614,038
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
RAILROADS & EQUIPMENT -- 0.1%
        115   East Japan Railway..........  $    542,073
                                            ------------
REAL ESTATE -- 0.8%
    173,624   Cheung Kong (Holdings),
              Ltd. .......................     1,375,350
    169,000   Henderson Land Development
              Co., Ltd. ..................       746,637
    138,680   Sun Hung Kai Properties,
              Ltd. .......................     1,143,200
                                            ------------
                                               3,265,187
                                            ------------
RETAIL GROCERY -- 2.4%
     94,617   Ahold Kon NV................       720,045
     33,416   Carrefour SA................     1,832,301
     74,236   Marks & Spencer Group Plc...       382,968
  1,607,633   Tesco Plc. .................     7,396,671
                                            ------------
                                              10,331,985
                                            ------------
RETAIL TRADE -- 0.5%
    181,979   Kingfisher Plc. ............       904,685
     28,583   Metro AG*...................     1,258,660
                                            ------------
                                               2,163,345
                                            ------------
TELEPHONE -- 6.6%
     29,668   Alcatel SA*.................       381,652
      1,189   Nippon Telegraph & Telephone
              Corp. ......................     5,737,742
    455,504   Nokia Oyj...................     7,868,340
      1,793   NTT DoCoMo, Inc. ...........     4,066,822
     68,745   Portugal Telecom, SGPS, SA..       691,190
    823,534   Telecom Italia SpA*.........     2,438,389
    467,300   Telefonica SA...............     6,853,339
                                            ------------
                                              28,037,474
                                            ------------

Shares                                         Value
--------------------------------------------------------
TOBACCO -- 0.3%
    105,998   British American Tobacco
              Plc. .......................  $  1,456,931
                                            ------------
TRANSPORTATION -- 0.2%
     42,000   Denso Corp. ................       827,181
                                            ------------
TRUCKING & FREIGHT FORWARDING -- 0.3%
     49,295   TPG NV......................     1,153,369
                                            ------------
TOTAL COMMON STOCKS
  (Cost $350,569,864).....................   413,803,050
                                            ------------
Principal
-----------
CONVERTIBLE BONDS -- 0.0%
INSURANCE -- 0.0%
$     4,856   Axa 0.010%, 12/21/04........  $     97,587
                                            ------------
TOTAL CONVERTIBLE BONDS
  (Cost $72,142)..........................        97,587
                                            ------------
Shares                                         Value
--------------------------------------------------------
DEPOSITORY RECEIPTS -- 0.8%
AIRLINES -- 0.1%
     13,013   Ryanair Holdings Plc. ADR*..  $    658,978
                                            ------------
COMPUTERS & BUSINESS EQUIPMENT -- 0.7%
    272,785   Taiwan Semiconductor
              Manufacturing Co., Ltd.
              ADR.........................     2,793,319
                                            ------------
TOTAL DEPOSITORY RECEIPTS
  (Cost $3,465,837).......................     3,452,297
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
SHORT TERM INVESTMENTS -- 8.0%
Collateral for Securities on Loan -- 5.5%
 23,426,569   State Street Navigator
              Securities Lending Prime
              Portfolio, 1.06%(c).........  $ 23,426,569
                                            ------------
Other -- 2.5%
 10,531,037   Goldman Sachs Prime
              Obligations Fund 0.95%......    10,531,037
                                            ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $33,957,606)......................    33,957,606
                                            ------------
TOTAL INVESTMENTS -- 106.5%
  (Cost $388,065,449).....................   451,310,540
                                            ------------
Other liabilities in excess of               (27,456,834)
assets -- (6.5)%
                                            ------------
TOTAL NET ASSETS -- 100.0%                  $423,853,706
                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS:
*  -- Non-income producing security
(a) -- 144A securities. Securities restricted for resale to Qualified Institutional Buyers
(b) -- Security is fair valued.
(c) -- Represents investments of security lending collateral
ADR -- American Depository Receipts

    The accompanying notes are an integral part of the financial statements.

Investments by Country
CitiStreet Funds, Inc. / International Stock Fund / December 31, 2003

                                               Percentage of
COUNTRY                                         Net Assets
------------------------------------------------------------
United Kingdom                                      24.7%
Japan                                               18.8
France                                              11.7
Switzerland                                          9.5
United States                                        9.2
Germany                                              7.4
Netherlands                                          7.3
Italy                                                3.7
Spain                                                3.4
Finland                                              2.6
Australia                                            2.1
Ireland                                              1.3
Hong Kong                                            1.3
Singapore                                            1.1
Sweden                                               0.6
Denmark                                              0.5
Norway                                               0.5
Belgium                                              0.4
Portugal                                             0.2
Bermuda                                              0.1
China                                                0.1
                                                   -----
  Total                                            106.5%
                                                   =====

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003

Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 98.7%
ADVERTISING -- 0.3%
      2,426   Catalina Marketing Corp.*...  $     48,908
    102,000   Doubleclick, Inc.*..........     1,042,440
      2,259   Getty Images, Inc.*.........       113,244
         56   Grey Global Group, Inc. ....        38,251
      4,700   ValueClick, Inc.*...........        42,676
                                            ------------
                                               1,285,519
                                            ------------
AEROSPACE & DEFENSE -- 1.5%
      2,105   AAR Corp.*..................        31,470
     38,309   Aeroflex, Inc.*.............       447,832
     21,159   Alliant Techsystems,
              Inc.*.......................     1,222,144
      8,714   Applied Signal Technology,
              Inc. .......................       200,509
      1,280   Armor Holdings, Inc.*.......        33,677
      2,276   Aviall, Inc.*...............        35,301
      1,139   Cubic Corp. ................        26,197
      1,226   Curtiss-Wright Corp. .......        55,182
      1,550   DRS Technologies, Inc.*.....        43,059
        600   Ducommun, Inc.*.............        13,410
        885   EDO Corp. ..................        21,815
     23,816   Engineered Support Systems,
              Inc. .......................     1,311,309
      1,817   GenCorp., Inc. .............        19,569
      7,899   Goodrich Corp. .............       234,521
        683   Heico Corp. ................        12,431
     41,932   Herley Industries, Inc.*....       867,992
      1,050   Hexcel Corp.*...............         7,781
      1,100   Invision Technologies,
              Inc.*.......................        36,927
      1,292   Kaman Corp. ................        16,447
     15,575   KVH Industries, Inc.*.......       427,845
      1,521   Mercury Computer Systems,
              Inc.*.......................        37,873
      1,040   Moog, Inc. - Class A*.......        51,376
      3,352   Orbital Sciences Corp.*.....        40,291
      3,970   Precision Castparts
              Corp. ......................       180,278
        354   Sequa Corp.*................        17,346

Shares                                         Value
--------------------------------------------------------
      2,365   Teledyne Technologies,
              Inc.*.......................  $     44,580
      2,301   Teleflex, Inc. .............       111,207
        950   Triumph Group, Inc.*........        34,580
      1,700   United Defense Industries,
              Inc.*.......................        54,196
        670   United Industrial Corp. ....        12,094
        700   World Fuel Services
              Corp. ......................        23,765
                                            ------------
                                               5,673,004
                                            ------------
AIRLINES -- 0.7%
     42,475   Airtran Holdings, Inc.*.....       505,452
      1,663   Alaska Air Group, Inc.*.....        45,383
     49,144   America West Holdings
              Corp.*......................       609,386
     81,590   AMR Corp.*..................     1,056,590
      2,801   Atlantic Coast Airlines
              Holdings, Inc.*.............        27,730
      4,591   Continental Airlines,
              Inc.*.......................        74,696
      7,507   Delta Air Lines, Inc.*......        88,658
      2,232   ExpressJet Holdings,
              Inc.*.......................        33,480
      2,269   Frontier Airlines, Inc.*....        32,356
      6,075   JetBlue Airways Corp.*......       161,109
        709   MAIR Holdings, Inc.*........         5,161
      1,688   Mesa Air Group, Inc.*.......        21,134
      4,288   Northwest Airlines Corp.*...        54,115
        200   Petroleum Helicopters*......         4,900
      3,926   Skywest, Inc. ..............        71,139
                                            ------------
                                               2,791,289
                                            ------------
APPAREL RETAILERS -- 0.1%
     10,174   The Sports Authority,
              Inc.*.......................       390,682
                                            ------------
APPAREL & TEXTILES -- 1.0%
      1,284   Brown Shoe Co., Inc.........        48,702
        400   Cherokee, Inc. .............         9,096
        955   Columbia Sportswear Co.*....        52,048
      1,478   DHB Industries, Inc.*.......        10,346
      1,717   Fossil, Inc.*...............        48,093
        354   Guess ?, Inc.*..............         4,273

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        100   Hampshire Group, Ltd.*......  $      3,137
     21,718   K-Swiss, Inc. ..............       522,535
      1,721   Kellwood Co. ...............        70,561
        483   Kenneth Cole Productions,
              Inc. .......................        14,200
        800   Maxwell Shoe Co.*...........        13,576
        491   Movado Group, Inc. .........        13,861
     21,596   Oshkosh B'Gosh, Inc. .......       463,450
        884   Oxford Industries, Inc. ....        29,950
        300   Perry Ellis International,
              Inc.*.......................         7,734
      1,862   Phillips-Van Heusen.........        33,032
      2,945   Polo Ralph Lauren Corp. ....        84,816
     35,618   Quiksilver, Inc.*...........       631,507
      3,355   Reebok International,
              Ltd. .......................       131,919
      1,663   Russell Corp. ..............        29,202
        938   Skechers U.S.A., Inc.*......         7,645
        725   Steven Madden Ltd.*.........        14,790
      2,514   Stride Rite Corp. ..........        28,609
      1,250   Timberland Co.*.............        65,088
      3,524   Unifi, Inc.*................        22,730
        670   Unifirst Corp./MA...........        15,886
      1,067   Vans, Inc.*.................        12,174
     91,900   Warnaco Group, Inc.
              (The)*......................     1,465,805
      1,873   Wellman, Inc. ..............        19,123
        264   Weyco Group, Inc. ..........         8,883
      2,756   Wolverine World Wide,
              Inc. .......................        56,167
                                            ------------
                                               3,938,938
                                            ------------
AUTOMOTIVE -- 0.6%
      1,126   Aftermarket Technology
              Corp.*......................        15,449
      1,937   American Axle &
              Manufacturing Holdings,
              Inc.*.......................        78,293
      4,273   Arvinmeritor, Inc. .........       103,065
      6,480   Autoliv, Inc. ..............       243,972
        797   Bandag, Inc. ...............        32,836

Shares                                         Value
--------------------------------------------------------
      1,840   BorgWarner, Inc. ...........  $    156,529
        967   Coachmen Industries,
              Inc. .......................        17,512
      1,179   Collins & Aikman Corp.*.....         5,105
      4,568   Cooper Tire & Rubber Co. ...        97,664
      9,600   Dana Corp. .................       176,160
        796   Dura Automotive Systems,
              Inc.*.......................        10,165
     10,600   Goodyear Tire & Rubber*.....        83,316
        897   Keystone Automotive
              Industries, Inc.*...........        22,748
      4,277   Lear Corp. .................       262,308
     27,000   McLeod U.S.A., Inc.*(a).....             0
      1,167   Midas, Inc.*................        16,688
      1,692   Modine Manufacturing Co. ...        45,650
      1,857   Monaco Coach Corp.*.........        44,197
        564   Standard Motor Products,
              Inc. .......................         6,853
      3,421   Strattec Security Corp.*....       208,373
      1,450   Superior Industries
              International...............        63,104
      3,264   Tenneco Automotive, Inc.*...        21,836
      4,995   Thor Industries, Inc........       280,819
      3,559   Tower Automotive, Inc.*.....        24,308
      8,524   Visteon Corp. ..............        88,735
      3,977   Winnebago Industries........       273,419
                                            ------------
                                               2,379,104
                                            ------------
BANKING -- 6.8%
      1,103   1st Source Corp. ...........        23,726
        500   ABC BanCorp.................         7,985
     28,400   Accredited Home Lenders
              Holding Co.*................       869,040
        654   Alabama National BanCorp. ..        34,368
      1,000   Allegiant Bancorp, Inc. ....        28,050
      1,756   Amcore Financial, Inc. .....        47,447
        300   American National
              Bankshares, Inc. ...........         7,944
        600   AmericanWest Bancorp*.......        13,680

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,550   Anchor Bancorp Wisconsin,
              Inc. .......................  $     38,595
        662   Arrow Financial Corp. ......        18,384
      4,769   Associated BanCorp..........       203,398
      5,168   Astoria Financial Corp. ....       192,250
        283   Bancfirst Corp. ............        16,613
      5,221   Bancorpsouth, Inc. .........       123,842
        400   Banctrust Financial Group,
              Inc. .......................         6,408
     54,134   Bank Mutual Corp. ..........       616,586
        797   Bank of Granite Corp. ......        17,359
      3,744   Bank of Hawaii Corp. .......       157,997
     19,630   Bank Of The Ozarks, Inc. ...       441,871
      2,792   Bankatlantic Bancorp,
              Inc. .......................        53,048
      2,052   Bankunited Financial
              Corp.*......................        52,921
        549   Banner Corp. ...............        13,807
      4,775   Bay View Capital Corp.*.....        10,219
        300   Berkshirehill Bancorp,
              Inc. .......................        10,860
      1,053   BOK Financial Corp.*........        40,772
     19,828   Boston Private Financial
              Holdings, Inc. .............       492,528
      3,850   Brookline Bancorp, Inc. ....        59,059
        400   Bryn Mawr Bank Corp. .......         9,796
        525   BSB Bancorp, Inc. ..........        20,738
        200   C&F Financial Corp. ........         7,940
        500   Camco Financial Corp. ......         8,665
        500   Camden National Corp. ......        15,180
        603   Capital City Bank Group,
              Inc. .......................        27,732
        300   Capital Corp. of the
              West*.......................        11,892
      8,342   Capitol Bancorp Ltd. .......       236,913
      1,459   Capitol Federal Financial...        52,612
     16,253   Cascade Bancorp. ...........       313,033
      6,155   Cathay Bancorp, Inc. .......       342,710
        327   Cavalry BanCorp, Inc. ......         5,745
        231   CB Bancshares, Inc. ........        14,547
        585   CCBT Financial Cos.,
              Inc. .......................        20,446

Shares                                         Value
--------------------------------------------------------
     10,462   Center Bancorp, Inc. .......  $    205,683
        500   Center Financial Corp. .....        13,625
        529   Central Coast Bancorp*......         9,596
     16,570   Central Pacific Financial
              Corp. ......................       497,763
        300   Century Bancorp, Inc. ......        10,638
        834   CFS Bancorp, Inc. ..........        12,377
        300   Charter Financial
              Corp./GA....................        11,181
      1,613   Chemical Financial Corp. ...        58,697
      2,353   Chittenden Corp. ...........        79,155
      2,926   Citizens Banking Corp. .....        95,739
        500   Citizens First Bancorp,
              Inc. .......................        11,400
        600   Citizens South Banking
              Corp. ......................         8,370
        425   City Bank (Lynnwood, WA)....        13,813
      1,134   City Holding Co. ...........        39,690
      2,761   City National Corp. ........       171,513
        200   CNB Financial Corp. ........         8,416
        264   Coastal Bancorp, Inc. ......        10,853
        605   Coastal Financial Corp. ....        10,672
        736   Cobiz, Inc. ................        13,557
      8,307   Colonial BancGroup, Inc.
              (The).......................       143,877
        300   Columbia Bancorp............         9,585
        500   Columbia Bancorp (Oregon)...         8,625
        721   Columbia Banking Systems,
              Inc. .......................        15,617
      4,434   Commerce Bancorp, Inc. .....       233,583
      4,299   Commerce Bancshares, Inc. ..       210,737
        200   Commercial Bankshares, Inc.
              (Florida)...................         6,712
      2,951   Commercial Federal Corp. ...        78,821
        500   Community Bank of Northern
              VA..........................         9,490
        712   Community Bank System,
              Inc. .......................        34,888
        627   Community Banks, Inc. ......        24,647

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      2,343   Community First Bankshares,
              Inc. .......................  $     67,806
        883   Community Trust Bancorp,
              Inc. .......................        26,667
        798   Connecticut Bancshares,
              Inc. .......................        41,129
      1,192   Corus Bankshares, Inc. .....        37,620
      3,439   Cullen/Frost Bankers,
              Inc. .......................       139,520
     18,764   CVB Financial Corp. ........       361,954
     12,704   Dime Community Bancshares...       390,775
      1,421   Downey Financial Corp. .....        70,055
      1,588   East-West Bancorp, Inc. ....        85,244
        300   Eastern Virginia Bankshares,
              Inc. .......................         8,649
        200   Enstar Group, Inc.*.........         9,410
        500   ESB Financial Corp. ........         8,195
        208   EverTrust Financial Group,
              Inc. .......................         6,623
        300   Exchange National
              Bancshares, Inc. ...........        10,845
        413   Farmers Capital Bank
              Corp. ......................        14,046
        300   FFLC Bancorp, Inc. .........         8,625
      1,043   Fidelity Bankshares,
              Inc. .......................        32,750
        428   Financial Institutions,
              Inc. .......................        12,082
        485   First Bancorp. .............        15,234
      2,381   First Bancorp Puerto Rico...        94,169
        725   First Busey Corp. ..........        19,575
      2,088   First Charter Corp. ........        40,820
        383   First Citizens BancShares,
              Inc. .......................        46,546
      3,893   First Commonwealth Financial
              Corp. ......................        55,514
        788   First Community Bancorp,
              California..................        28,478
        678   First Community Bancshares,
              Inc. .......................        22,482
        300   First Defiance Financial
              Corp. ......................         7,995
        406   First Essex Bancorp,
              Inc. .......................        23,605

Shares                                         Value
--------------------------------------------------------
      1,438   First Federal Capital
              Corp. ......................  $     32,384
200........   First Federal Financial of
              Kentucky....................         5,030
2,437......   First Financial Bancorp. ...        38,870
      1,888   First Financial Bankshares,
              Inc. .......................        78,730
      1,014   First Financial Corp. ......        30,430
        767   First Financial Holdings,
              Inc. .......................        23,976
        831   First Indiana Corp. ........        15,581
        200   First M & F Corp. ..........         7,580
      1,219   First Merchants Corp. ......        31,109
      3,078   First Midwest Bancorp,
              Inc. .......................        99,758
        440   First National Corp. .......        13,204
      4,981   First Niagra Financial
              Group, Inc. ................        74,267
        450   First Oak Brook Bancshares,
              Inc. .......................        13,505
150........   First of Long Island Corp.
              (The).......................         6,450
        749   First Place Financial
              Corp. ......................        14,628
786........   First Republic Bank.........        28,139
      1,417   First Sentinel Bancorp,
              Inc. .......................        29,842
        200   First South Bancorp,
              Inc. .......................         7,300
400........   First State
              Bancorporation..............        13,900
        400   First United Corp. .........         9,748
315........   Firstbank Corp.
              (Michigan)..................         9,815
1,110......   Firstfed America Bancorp....        28,893
1,180......   FirstFed Financial Corp.*...        51,330
      5,185   FirstMerit Corp. ...........       139,839
        419   Flag Financial Corp. .......         5,405
     23,142   Flagstar Bancorp, Inc. .....       495,702
        300   FloridaFirst Bancorp,
              Inc. .......................         9,930
        913   Flushing Financial Corp. ...        16,690
        400   FMS Financial Corp. ........         7,200
3,122......   FNB Corp. (Pennsylvania)....       110,675
600........   FNB Corp. (Virginia)........        17,820

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        300   FNB Corp., Inc. (North
              Carolina)...................  $      6,354
        427   Foothill Independent
              Bancorp.....................        10,103
        200   Franklin Financial Corp. ...         6,144
      9,774   Frontier Financial Corp. ...       324,106
      7,266   Fulton Financial Corp. .....       159,198
        300   GA Financial, Inc. .........        10,419
        666   German American Bancorp. ...        11,655
     15,873   Glacier Bancorp, Inc. ......       514,285
      2,276   Gold Banc Corp., Inc. ......        32,001
        485   Great Southern Bancorp,
              Inc. .......................        22,489
      3,563   Greater Bay Bancorp. .......       101,474
        500   Greater Community
              Bancorp. ...................         8,485
        400   Greene County Bancshares,
              Inc. .......................         9,312
        931   Hancock Holding Co. ........        50,805
        500   Hanmi Financial Corp. ......         9,885
      1,386   Harbor Florida Bancshares,
              Inc. .......................        41,178
      1,611   Harleysville National
              Corp. ......................        48,491
      4,037   Hawthorne Financial Corp.*..       112,955
        700   Heritage Commerce Corp.*....         8,575
        300   Heritage Financial Corp. ...         6,564
     10,758   Hibernia Corp. .............       252,921
        700   Horizon Financial Corp. ....        12,257
      1,041   Hudson River Bancorp. ......        40,630
      2,940   Hudson United Bancorp. .....       108,633
      1,000   Humboldt Bancorp. ..........        17,520
        485   Iberiabank Corp. ...........        28,615
        200   IBT Bancorp, Inc.
              (Pennsylvania)..............        11,846
      3,277   Independence Community Bank
              Corp. ......................       117,874
     21,914   Independent Bank Corp.
              Massachusetts...............       631,561
      1,216   Independent Bank Corp.
              Michigan....................        34,486

Shares                                         Value
--------------------------------------------------------
      3,722   IndyMac Bancorp, Inc. ......  $    110,878
        980   Integra Bank Corp. .........        21,537
        850   Interchange Financial
              Services Corp. .............        21,505
      1,883   International Bancshares
              Corp. ......................        88,783
      1,209   Irwin Financial Corp. ......        37,963
        300   Itla Capital Corp.*.........        15,030
        400   Klamath First Bancorp,
              Inc. .......................        10,616
        693   Lakeland Bancorp, Inc. .....        11,130
        300   Lakeland Financial Corp. ...        10,596
        300   LNB Bancorp, Inc. ..........         6,090
     32,898   Local Financial Corp.*......       685,594
        500   LSB Bancshares, Inc. .......         8,700
      5,416   Macatawa Bank Corp. ........       153,327
      1,812   MAF Bancorp, Inc. ..........        75,923
     10,032   Main Street Banks, Inc. ....       265,848
        331   MainSource Financial Group,
              Inc. .......................        10,144
        300   MASSBANK Corp. .............        12,780
      1,058   MB Financial Corp. .........        38,493
        938   MBT Financial Corp. ........        15,486
        300   Mercantile Bank Corp. ......        10,950
      5,307   Mercantile Bankshares
              Corp. ......................       241,893
        300   Merchants Bancshares,
              Inc. .......................         9,165
      1,706   Mid-State Bancshares........        43,401
      4,870   Midwest Banc Holdings,
              Inc. .......................       108,357
        208   MutualFirst Financial,
              Inc. .......................         5,271
     24,004   Nara Bancorp, Inc. .........       655,309
        200   NASB Financial, Inc. .......         8,382
        200   National Bankshares, Inc.
              (Virginia)..................        10,049
      1,359   National Penn Bancshares,
              Inc. .......................        43,651
        400   NBC Capital Corp. ..........        10,668
      2,305   NBT Bancorp, Inc. ..........        49,419
     94,721   Netb@nk, Inc. ..............     1,264,525

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        274   Northern States Financial
              Corp. ......................  $      7,921
      9,153   Northrim Bancorp, Inc. .....       210,061
        638   Northwest Bancorp, Inc. ....        13,628
        310   Oak Hill Financial, Inc. ...         9,551
        606   OceanFirst Financial
              Corp. ......................        16,459
2,268......   Ocwen Financial Corp.*......        20,094
4,172......   Old National Bancorp. ......        95,330
        200   Old Point Financial
              Corp. ......................         6,342
        380   Old Second Bancorp, Inc. ...        18,810
        625   Omega Financial Corp. ......        24,056
19,389.....   Oriental Financial Group....       498,287
        450   PAB Bankshares, Inc. .......         6,993
12,967.....   Pacific Capital Bancorp. ...       477,445
300........   Pacific Union Bank..........         7,659
        809   Park National Corp. ........        91,538
        300   Parkvale Financial Corp. ...         8,055
        400   Partners Trust Financial
              Group, Inc. ................        13,600
        400   Patriot Bank Corp. .........        11,444
        440   Peapack Gladstone Financial
              Corp. ......................        13,640
385........   Pennfed Financial
              Services....................        12,898
        484   Pennrock Financial Services
              Corp. ......................        15,043
        640   Peoples Bancorp, Inc. ......        18,886
1,605......   Peoples Bank Bridgeport.....        52,323
450........   Peoples Holding Co. (The)...        14,850
        773   PFF Bancorp, Inc. ..........        28,044
        450   PrivateBancorp, Inc. .......        20,484
        926   Prosperity Bancshares,
              Inc. .......................        20,854
        310   Provident Bancorp, Inc. ....        14,570
      1,540   Provident Bankshares
              Corp. ......................        45,338
      2,792   Provident Financial Group,
              Inc. .......................        89,204
200........   Provident Financial
              Holdings....................         7,254

Shares                                         Value
--------------------------------------------------------
      3,400   Provident Financial
              Services, Inc. .............  $     64,260
        330   Quaker City Bancorp,
              Inc. .......................        15,362
     12,798   R&G Financial Corp. ........       509,360
600........   Republic Bancorp, Inc.
              (Kentucky)..................        11,724
3,895......   Republic Bancorp, Inc.
              (Michigan)..................        52,544
        685   Republic Bancshares,
              Inc. .......................        21,557
        207   Resource Bankshares Corp. ..         6,527
        921   Riggs National Corp. .......        15,224
252........   Royal Bancshares of
              Pennsylvania................         6,426
      1,776   S&T Bancorp, Inc. ..........        53,102
        987   Sandy Spring Bancorp,
              Inc. .......................        36,914
389........   Santander Bancorp...........         9,472
691........   Seacoast Banking Corp. of
              Florida.....................        11,996
      1,676   Seacoast Financial Services
              Corp. ......................        45,939
        428   Second Bancorp, Inc. .......        11,299
        300   Shore Bancshares, Inc. .....        11,427
500........   Sierra Bancorp..............         7,840
2,084......   Silicon Valley
              Bancshares*.................        75,170
      1,112   Simmons First National
              Corp. ......................        31,025
      6,364   Sky Financial Group,
              Inc. .......................       165,082
        800   Sound Federal Bancorp,
              Inc. .......................        12,472
34,634.....   South Financial Group, Inc.
              (The).......................       964,903
        330   Southern Financial Bancorp,
              Inc. .......................        14,213
        525   Southside Bancshares,
              Inc. .......................         9,713
      1,888   Southwest Bancorp of Texas,
              Inc. .......................        73,349
        600   Southwest Bancorp, Inc. ....        10,728
        425   State Bancorp, Inc. ........        10,311

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        300   State Financial Services
              Corp. ......................  $      7,968
      3,602   Staten Island Bancorp,
              Inc. .......................        81,045
955........   Sterling Bancorp. ..........        27,218
      2,921   Sterling Bancshares,
              Inc. .......................        38,937
1,186......   Sterling Financial Corp.
              (Pennsylvania)..............        32,912
1,070......   Sterling Financial Corp.
              (Washington)*...............        36,626
670........   Suffolk Bancorp.............        23,135
        400   Summit Bancshares, Inc. ....        11,144
525........   Sun Bancorp, Inc. (New
              Jersey) *...................        13,860
400........   Sun Bancorp, Inc.
              (Pennsylvania)..............         7,584
      2,601   Susquehanna Bancshares,
              Inc. .......................        65,051
        570   SY Bancorp, Inc. ...........        11,719
        362   Taylor Capital Group,
              Inc. .......................         9,640
      4,950   TCF Financial Corp. ........       254,182
     13,369   Texas Regional Bancshares,
              Inc. .......................       494,653
1,400......   TierOne Corp.*..............        32,144
        533   Tompkins Trustco, Inc. .....        24,545
300........   Trico Bancshares............         9,468
        456   Troy Financial Corp. .......        15,960
1,238......   Trust Co, of New Jersey
              (The).......................        49,124
      5,098   Trustco Bank Corp. .........        67,039
      3,293   Trustmark Corp. ............        96,386
      6,903   UCBH Holdings, Inc. ........       269,010
      1,054   UMB Financial Corp. ........        50,107
     31,228   Umpqua Holdings Corp. ......       649,230
        400   Union Bankshares Corp. .....        12,200
      2,585   United Bankshares, Inc. ....        80,652
      1,200   United Community Banks,
              Inc. .......................        39,480
      1,976   United Community Financial
              Corp. ......................        22,546

Shares                                         Value
--------------------------------------------------------
1,370......   United National Bancorp, New
              Jersey......................  $     48,950
376........   United Security Bancshares..        10,885
300........   United Security Bancshares
              (California)................         8,184
      1,330   Unizan Financial Corp. .....        26,933
        805   USB Holding Co., Inc. ......        15,609
6,426......   Valley National BanCorp ....       187,639
305........   Virginia Commerce Bancorp,
              Inc.*.......................         9,769
        400   Virginia Financial Group,
              Inc. .......................        14,208
      4,933   W Holding Co., Inc. ........        91,803
        200   Warwick Community Bancorp,
              Inc. .......................         6,880
      4,732   Washington Federal, Inc. ...       134,389
        949   Washington Trust Bancorp,
              Inc. .......................        24,864
        315   Wayne Bancorp, Inc. ........         8,483
      2,272   Waypoint Financial Corp. ...        49,280
      3,148   Webster Financial Corp. ....       144,367
      1,250   WesBanco, Inc. .............        34,612
1,113......   West Coast Bancorp. ........        23,751
2,292......   Westamerica Bancorporation..       113,912
      1,060   WestCorp. ..................        38,743
210........   Western Sierra Bancorp*.....         9,870
        400   Westfield Financial,
              Inc. .......................         9,504
      2,807   Whitney Holding Corp. ......       115,059
        700   Willow Grove Bancorp,
              Inc. .......................        12,432
      4,523   Wilmington Trust Corp. .....       162,828
     20,080   Wintrust Financial Corp. ...       905,608
        406   WSFS Financial Corp. .......        18,209
346........   Yadkin Valley Bank & Trust
              Co. (North Carolina)........         5,917
600........   Yardville National
              Bancorp. ...................        15,444
                                            ------------
                                              25,642,750
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
BUILDING MATERIALS -- 0.3%
550........   Aaon, Inc.*.................  $     10,676
        300   American Woodmark Corp. ....        16,515
      1,204   Apogee Enterprises, Inc. ...        13,665
      3,591   Crane Co. ..................       110,387
560........   Drew Industries, Inc.*......        15,568
13,520.....   Elkcorp.....................       360,984
1,647......   Griffon Corp.*..............        33,368
5,463......   Jacuzzi Brands, Inc.*.......        38,733
      3,014   Lennox International,
              Inc.  ......................        50,334
      1,321   NCI Building Systems,
              Inc.*.......................        31,572
      7,577   Simpson Manufacturing Co.,
              Inc.*.......................       385,366
        589   Trex Co., Inc.*.............        22,370
      1,009   Universal Forest Products,
              Inc.  ......................        32,470
      2,310   USG Corp.*..................        38,277
      1,392   Watsco, Inc.  ..............        31,640
      2,701   York International Corp. ...        99,397
                                            ------------
                                               1,291,322
                                            ------------
BUSINESS SERVICES -- 3.2%
      2,737   ABM Industries, Inc. .......        47,651
      2,200   Activcard Corp.*............        17,336
      1,150   Administaff, Inc.*..........        19,987
      1,000   Alliance Data Systems
              Corp.*......................        27,680
     11,730   Allied Waste Industries,
              Inc.*.......................       162,812
        600   Ambassadors International,
              Inc. .......................         7,500
        500   Angelica Corp. .............        11,000
      1,934   Arbitron, Inc.*.............        80,686
      1,705   Banta Corp. ................        69,053
      7,821   Bisys Group, Inc. (The)*....       116,376
      2,343   Bowne & Co., Inc. ..........        31,771
     14,497   Bright Horizons Family
              Solutions, Inc.*............       608,874
      3,539   Brink's Co. (The)...........        80,017
      6,564   Career Education Corp.*.....       263,020

Shares                                         Value
--------------------------------------------------------
        780   Casella Waste Systems,
              Inc.*.......................  $     10,678
        820   CCC Information Services
              Group*......................        13,858
        838   CDI Corp. ..................        27,445
      1,367   Central Parking Corp. ......        20,409
      6,064   Century Business Services,
              Inc.*.......................        27,106
      8,770   Ceridian Corp.*.............       183,644
      3,700   Certegy, Inc. ..............       121,360
     14,398   Charles River Associates,
              Inc.*.......................       460,592
      4,293   Checkfree Corp.*............       118,701
        900   Clark, Inc.*................        17,316
        800   Clean Harbors, Inc.*........         7,128
      1,550   Coinstar, Inc.*.............        27,993
        818   Consolidated Graphics,
              Inc.*.......................        25,832
      9,900   Convergys Corp.*............       172,854
      2,950   Corinthian Colleges,
              Inc.*.......................       163,902
        700   Cornell Cos., Inc.*.........         9,555
      2,563   Corporate Executive Board
              Co.*........................       119,615
      6,548   Costar Group, Inc.*.........       272,921
        683   CPI Corp. ..................        13,803
      3,539   CSG Systems International*..        44,202
      5,000   D&B Corp.*..................       253,550
      3,500   Darling International,
              Inc.*.......................         9,660
      3,460   Deluxe Corp. ...............       143,002
      3,893   Devry, Inc.*................        97,831
      4,358   Education Management
              Corp.*......................       135,272
      3,222   eFunds Corp.*...............        55,902
      1,323   Electro Rent Corp.*.........        17,649
        900   Ennis Business Forms........        13,770
     37,732   Exult, Inc.*................       268,652
      1,273   Factset Research Systems,
              Inc. .......................        48,641
        780   First Consulting Group,
              Inc.*.......................         4,391

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      2,967   FTI Consulting, Inc.*.......  $     69,339
      1,121   G&K Services, Inc. .........        41,197
        700   General Binding Corp.*......        12,600
      2,204   Gevity HR, Inc. ............        49,017
      1,917   Global Payments, Inc. ......        90,329
        600   Gundle/Slt Environmental,
              Inc.*.......................        12,456
     17,444   Harland (John H.) Co. ......       476,221
      3,457   Headwaters, Inc.*...........        67,826
        500   Healthcare Services Group...         9,645
      1,150   Heidrick & Struggles
              International, Inc.*........        25,070
      1,100   Hewitt Associates, Inc.*....        32,890
      4,000   HON Industries, Inc. .......       173,280
        500   Hudson Highland Group,
              Inc.*.......................        11,925
        580   ICT Group, Inc.*............         6,815
      1,000   Imagistics International,
              Inc.*.......................        37,500
      1,630   infoUSA, Inc.*..............        12,095
        754   Insurance Auto Auctions,
              Inc.*.......................         9,840
      1,425   Intercept, Inc.*............        16,088
      1,670   Interland, Inc.*............        10,905
      1,280   Ionics, Inc.*...............        40,768
      2,913   ITT Educational Services,
              Inc.*.......................       136,824
      1,500   Kana Software, Inc.*........         5,055
      1,236   Kelly Services, Inc. .......        35,275
     38,467   Korn/Ferry International*...       513,150
     20,305   Kroll, Inc.*................       527,930
      3,017   Labor Ready, Inc.*..........        39,523
        522   Landauer, Inc. .............        21,287
        596   Learning Tree International,
              Inc.*.......................        10,364
     22,653   Lightbridge, Inc.*..........       206,142
      1,630   Mail-Well, Inc.*............         7,514
      5,186   Manpower, Inc. .............       244,157

Shares                                         Value
--------------------------------------------------------
      6,243   Mcgrath RentCorp. ..........  $    170,122
        923   Medis Technologies Ltd.*....         9,876
        504   MedQuist, Inc.*.............         8,094
        496   Memberworks, Inc.*..........        13,476
      4,944   Miller (Herman), Inc. ......       119,991
      8,655   Mobile Mini, Inc.*..........       170,677
      6,600   Monster Worldwide, Inc.*....       144,936
        683   National Processing,
              Inc.*.......................        16,085
      3,230   Navigant Consulting,
              Inc.*.......................        60,918
      1,150   NCO Group, Inc.*............        26,186
      2,222   Ndchealth Corp. ............        56,928
        745   New England Business
              Service, Inc. ..............        21,978
      1,763   Pegasus Solutions, Inc.*....        18,459
      1,112   Pre-Paid Legal Services,
              Inc.*.......................        29,045
      3,139   PRG-Schultz International,
              Inc.*.......................        15,381
        900   Princeton Review, Inc.*.....         8,775
      7,244   R. R. Donnelley & Sons
              Co. ........................       218,407
     10,472   Resources Connection,
              Inc.*.......................       285,990
     35,927   Right Management
              Consultants, Inc.*..........       670,398
     10,100   Robert Half International,
              Inc.*.......................       235,734
      1,470   Rollins, Inc. ..............        33,149
        754   Roto-Rooter, Inc. ..........        34,759
        649   Schawk, Inc. ...............         8,846
      3,267   Sotheby's Holdings*.........        44,627
      1,038   SOURCECORP.*................        26,604
      4,251   Spherion Corp.*.............        41,617
        980   Standard Register Co.
              (The).......................        16,493
      2,636   Steelcase, Inc. ............        37,853
      2,318   Stericycle, Inc.*...........       108,251
        679   Strayer Education, Inc. ....        73,896
     10,946   Sylvan Learning Systems,
              Inc.*.......................       315,135
      2,534   TeleTech Holdings, Inc.*....        28,634

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      3,262   Tetra Tech, Inc.*...........  $     81,093
        928   TRC Cos., Inc.*.............        19,544
      2,017   United Stationers, Inc.*....        82,536
      2,857   Valassis Communications,
              Inc.*.......................        83,853
      5,976   Viad Corp. .................       149,400
        496   Volt Information Sciences,
              Inc.*.......................        11,210
        728   Wackenhut Corrections
              Corp.*......................        16,598
     26,204   Waste Connections, Inc.*....       989,725
      2,368   Watson Wyatt & Co.
              Holdings*...................        57,187
      1,165   West Corp.*.................        27,063
                                            ------------
                                              11,993,553
                                            ------------
CHEMICALS -- 2.1%
      4,190   Airgas, Inc. ...............        90,001
      2,063   Albemarle Corp. ............        61,828
      1,180   Arch Chemicals, Inc. .......        30,279
      4,266   Cabot Corp. ................       135,829
    405,476   Calgon Carbon Corp. ........     2,518,006
      1,176   Cambrex Corp. ..............        29,706
      7,303   Crompton Corp. .............        52,362
      2,543   Cytec Industries, Inc.*.....        97,626
      5,200   Eastman Chemical Co. .......       205,556
        900   Ethyl Corp.*................        19,683
      2,530   Ferro Corp. ................        68,841
      2,472   FMC Corp.*..................        84,369
      1,980   Fuller (H. B.) Co. .........        58,885
     48,117   Georgia Gulf Corp. .........     1,389,619
      2,503   Great Lakes Chemical
              Corp. ......................        68,057
     55,418   Hercules, Inc.*.............       676,100
      7,094   IMC Global, Inc. ...........        70,443
      4,623   International Flavours &
              Fragments, Inc. ............       161,435
      3,566   Lubrizol Corp. .............       115,966
      9,702   Lyondell Chemical Co. ......       164,449

Shares                                         Value
--------------------------------------------------------
      1,780   MacDermid, Inc. ............  $     60,947
        600   Material Sciences Corp.*....         6,066
      4,181   Millennium Chemicals,
              Inc.*.......................        53,015
      1,121   Minerals Technologies,
              Inc. .......................        66,419
        521   NL Industries...............         6,096
        500   Octel Corp. ................         9,845
     35,798   Olin Corp. .................       718,108
      2,093   OM Group, Inc.*.............        54,816
      2,417   Omnova Solutions, Inc.*.....        11,602
      6,852   PolyOne Corp.*..............        43,784
     10,537   Quaker Chemical Corp. ......       324,013
      8,007   RPM International, Inc. ....       131,795
      1,988   Schulman A, Inc. ...........        42,384
      1,469   Scotts Co. (The)*...........        86,906
      1,420   Spartech Corp. .............        34,989
        352   Stepan Co. .................         9,029
      1,592   Symyx Technologies*.........        32,716
      2,025   Valhi, Inc. ................        30,294
      3,430   Valspar Corp. ..............       169,511
      3,800   WR Grace & Co.*.............         9,766
                                            ------------
                                               8,001,141
                                            ------------
COMMUNICATION SERVICES -- 3.7%
     58,525   4Kids Entertainment,
              Inc.*.......................     1,522,820
      1,000   Acme Communications, Inc.*..         8,790
      3,182   Advo, Inc. .................       101,060
      2,000   Aether Systems, Inc.*.......         9,500
      2,100   AMC Entertainment, Inc.*....        31,941
     13,800   American Tower Corp.*.......       149,316
      1,630   Apac Customer Services,
              Inc.*.......................         4,238
      2,500   Aquantive, Inc.*............        25,625
      2,100   AT Road, Inc.*..............        27,930
        300   Beasley Broadcasting Group,
              Inc.*.......................         4,929
      6,223   Belo Corp. .................       176,360
     50,017   Boston Communications
              Group*......................       464,658

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        354   Centennial Communications
              Corp.*......................  $      1,862
     18,164   Charter Communications,
              Inc.*.......................        73,019
     13,000   Cincinnati Bell, Inc.*......        65,650
     14,956   Commonwealth Telephone
              Enterprises, Inc.*..........       564,589
      7,366   Courier Corp. ..............       283,377
      2,317   Cox Radio, Inc.*............        58,458
        200   Cross Media Marketing
              Corp.*......................         6,970
      5,924   Crown Castle International
              Corp.*......................        65,342
      1,425   Crown Media Holdings,
              Inc.*.......................        11,785
        938   CT Communications, Inc. ....        12,663
      3,101   Cumulus Media, Inc.*........        68,222
        800   D & E Communications,
              Inc. .......................        11,608
      1,630   Dobson Communications
              Corp.*......................        10,709
      3,130   Emmis Communications
              Corp.*......................        84,666
        600   EMS Technologies, Inc.*.....        12,324
      2,505   Entercom Communications
              Corp.*......................       132,665
      2,925   Entravision Communications
              Corp.*......................        32,467
        300   Fisher Communications,
              Inc.*.......................        15,300
     14,328   Gemstar-TV Guide
              International, Inc.*........        72,356
      3,101   General Communication*......        26,979
        800   Golden Telecom, Inc.*.......        22,200
      2,500   Gray Television, Inc. ......        37,800
     36,120   Harris Interactive, Inc.*...       299,796
      3,914   Harte-Hanks, Inc. ..........        85,129
      1,923   Hearst-Argyle Television,
              Inc. .......................        52,998
     12,424   Hickory Tech Corp. .........       142,255
      3,001   Hollinger International,
              Inc. .......................        46,876

Shares                                         Value
--------------------------------------------------------
      3,673   IDT Corp.*..................  $     81,357
      5,800   Infonet Services Corp.*.....         9,860
        925   Information Holdings,
              Inc.*.......................        20,442
      3,026   Insight Communications*.....        31,198
      2,585   Interactive Data Corp.*.....        42,808
      1,100   Intrado, Inc.*..............        24,145
      2,124   Journal Register Co.*.......        43,967
      2,984   Lee Enterprises, Inc. ......       130,252
      1,019   Liberty Corp. ..............        46,049
      1,700   Lin TV Corp.*...............        43,877
        925   Lodgenet Entertainment
              Corp.*......................        16,909
      2,730   Macrovision Corp.*..........        61,671
        496   Martha Stewart Living
              Omnimedia*..................         4,886
      1,150   McClatchy Co. ..............        79,120
      3,892   Mcleodusa, Inc. ............         5,760
      1,050   Media General, Inc. ........        68,355
      3,721   Mediacom Communications
              Corp.*......................        32,261
      2,261   Meredith Corp. .............       110,359
        973   Metro One
              Telecommunications*.........         2,530
      5,429   Metro-Goldwyn-Mayer, Inc.*..        92,782
     12,088   NetFlix, Inc.*..............       661,093
     91,627   Nextel Partners, Inc.*......     1,232,383
      2,013   NII Holdings, Inc.*.........       150,230
        938   North Pittsburgh Systems,
              Inc. .......................        17,738
      1,900   PanAmSat Corp.*.............        40,964
     32,323   Paxson Communications
              Corp.*......................       124,444
      1,509   Pixar, Inc.*................       104,559
        780   Playboy Enterprises,
              Inc.*.......................        12,605
      3,161   Price Communications
              Corp.*......................        43,400
      9,323   Primedia, Inc.*.............        26,384
      3,100   Primus Telecommunications
              G.P.*.......................        31,558

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      2,700   PTEK Holdings, Inc.*........  $     23,787
        254   Pulitzer, Inc. .............        13,716
     24,177   Radio One, Inc.*............       466,616
      3,453   RCN Corp.*..................         2,762
    108,939   Reader's Digest Association,
              Inc. (The)..................     1,597,046
      1,400   Reading International,
              Inc.*.......................         8,288
      2,100   Regal Entertainment Group...        43,092
      2,134   Regent Communications,
              Inc.*.......................        13,551
      1,447   RH Donnelley Corp.*.........        57,648
      8,104   Saga Communications, Inc.*..       150,167
        463   Salem Communications
              Corp.*......................        12,557
      2,700   SBA Communications Corp.*...        10,206
      1,976   Scholastic Corp.*...........        67,263
        200   Shenandoah
              Telecommunicaitons Co. .....        10,252
      2,393   Sinclair Broadcast Group,
              Inc.*.......................        35,704
     65,950   Sirius Satellite Radio,
              Inc.*.......................       208,402
        853   Sonic Solutions, Inc.*......        13,051
     39,655   Source Interlink Companies,
              Inc.*.......................       421,136
     50,717   Spanish Broadcasting
              System*.....................       532,528
      1,000   Surewest Communications.....        40,420
      2,033   Talk America Holdings,
              Inc.*.......................        23,420
      3,431   Telephone & Data Systems,
              Inc. .......................       214,609
     38,946   Thomas Nelson, Inc. ........       752,826
      2,400   Time Warner Telecom,
              Inc.*.......................        24,312
      2,012   Tivo, Inc.*.................        14,889
      1,901   Triton PCS Holdings,
              Inc.*.......................        10,608
      6,165   UnitedGlobalCom, Inc.*......        52,279
      1,000   US Cellular Corp.*..........        35,500
         71   Value Line, Inc. ...........         3,543

Shares                                         Value
--------------------------------------------------------
        300   Warwick Valley Telephone
              Co. ........................  $      8,877
     29,812   Western Wireless Corp.*.....       547,348
      3,350   Wiley (John) & Sons.........        87,200
      2,038   Wireless Facilities,
              Inc.*.......................        30,285
        567   World Wrestling
              Entertainment, Inc. ........         7,428
      7,654   XM Satellite Radio Holdings,
              Inc.*.......................       201,759
      1,399   Young Broadcasting, Inc.*...        28,036
                                            ------------
                                              13,990,289
                                            ------------
COMPUTERS & BUSINESS EQUIPMENT -- 9.7%
     24,500   3Com Corp.*.................       200,165
      9,681   Actel Corp.*................       233,312
     42,507   Adaptec, Inc.*..............       375,337
     54,100   ADC Telecommunications,
              Inc.*.......................       160,677
      2,642   Adtran, Inc. ...............        81,902
     25,106   Advanced Digital Information
              Corp.*......................       351,484
      1,296   Advanced Energy Industries,
              Inc.*.......................        33,761
      5,731   Advanced Fibre
              Communication*..............       115,480
     23,600   Advanced Micro Devices,
              Inc.*.......................       351,640
      2,188   Agilysys, Inc. .............        24,396
      1,634   Alliance Semiconductor
              Corp.*......................        11,618
      6,300   Amkor Technology, Inc.*.....       114,723
      1,492   Anaren, Inc.*...............        21,067
     10,041   Andrew Corp.*...............       115,572
      1,045   Applied Films Corp.*........        34,506
     20,671   Applied Micro Circuits
              Corp.*......................       123,613
      3,592   Arris Group, Inc.*..........        26,006
      1,200   Artisan Components, Inc.*...        24,600

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,968   Aspect Communications
              Corp.*......................  $     31,016
      3,359   Asyst Technologies, Inc.*...        58,279
     27,700   Atmel Corp.*................       166,477
      1,721   ATMI, Inc.*.................        39,824
      1,409   Audiovox Corp.*.............        18,092
    121,779   Avanex Corp.*...............       607,677
     28,328   Avaya, Inc.*................       366,564
     15,454   Avid Technology, Inc.*......       741,792
      2,904   Avocent Corp.*..............       106,054
      6,400   Axcelis Technologies,
              Inc.*.......................        65,408
        554   Bel Fuse, Inc. .............        18,077
      1,050   Black Box Corp. ............        48,373
     17,500   Brocade Communications
              Systems, Inc.*..............       101,150
     79,899   Brooks Automation, Inc.*....     1,931,159
     35,812   C-COR.net Corp.*............       398,588
      2,514   Cable Design Technologies
              Corp.*......................        22,601
      1,292   Cabot Microelectronics
              Corp.*......................        63,308
     79,215   Centillium Communications,
              Inc.*.......................       445,980
      3,161   Chippac, Inc.*..............        23,992
    237,261   Ciena Corp.*................     1,575,413
      5,095   Cirrus Logic, Inc.*.........        39,079
     19,027   Cohu, Inc. .................       364,367
      3,597   Commscope, Inc.*............        58,739
      1,567   Computer Network Technology
              Corp.*......................        14,949
      1,050   Comtech
              Telecommunications*.........        30,313
     10,400   Comverse Technology,
              Inc.*.......................       182,936
      4,878   Concurrent Computer Corp.*..        21,317
     90,626   Conexant Systems, Inc.*.....       450,411
     25,800   Corvis Corp.*...............        43,860
      4,800   Cray, Inc.*.................        47,664
      4,310   Credence Systems Corp.*.....        56,720

Shares                                         Value
--------------------------------------------------------
      5,035   Cree, Inc.*.................  $     89,069
        957   Cyberguard Corp.*...........         8,345
      9,934   Cymer, Inc.*................       458,851
      8,100   Cypress Semiconductor
              Corp.*......................       173,016
        585   Diodes, Inc.*...............        11,115
      1,600   Ditech Communications
              Corp.*......................        30,560
      2,400   Dot Hill Systems Corp.*.....        36,360
        500   Drexler Technology Corp.*...         6,835
     19,085   DSP Group, Inc.*............       475,407
        713   Dupont Photomasks, Inc.*....        17,212
     86,650   Echelon Corp.*..............       965,281
      2,968   Electronics for Imaging*....        77,227
      5,585   Emulex Corp.*...............       149,008
      3,719   Entegris, Inc.*.............        47,789
     97,914   Enterasys Networks, Inc.*...       367,177
      2,317   ESS Technology*.............        39,412
     29,720   Exar Corp.*.................       507,618
      7,026   Extreme Networks*...........        50,657
      2,005   F5 Networks, Inc.*..........        50,325
      6,300   Fairchild Semiconductor
              International, Inc.*........       157,311
      2,600   FalconStor Software,
              Inc.*.......................        22,724
     24,313   FEI Co.*....................       547,042
      8,700   Finisar Corp.*..............        27,231
      7,200   Foundry Networks, Inc.*.....       196,992
     14,845   Gateway, Inc.*..............        68,287
      2,287   Genesis Microchip, Inc.*....        41,257
     43,002   GlobespanVirata, Inc.*......       252,852
      4,468   Harmonic, Inc.*.............        32,393
     15,439   Helix Technology Corp. .....       317,735
      1,705   Hutchinson Technology,
              Inc.*.......................        52,412
      1,900   Hypercom Corp.*.............         9,044
    119,762   IKON Office Solutions,
              Inc. .......................     1,420,377
      2,430   Imation Corp. ..............        85,414
      2,930   InFocus Corp.*..............        28,362

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,000   Innovex, Inc.*..............  $      8,430
      4,167   Integrated Circuit Systems,
              Inc.*.......................       118,718
      7,200   Integrated Device
              Technology, Inc.*...........       123,624
      2,091   Integrated Silicon
              Solutions, Inc.*............        32,766
      1,350   Inter-Tel, Inc. ............        33,723
      3,939   Interdigital Communications
              Corp.*......................        81,301
     19,189   Intergraph Corp.*...........       459,001
      4,364   International Rectifier
              Corp.*......................       215,625
      3,323   Iomega Corp.*...............        19,872
      1,343   IXIA*.......................        15,713
      1,442   IXYS Corp.*.................        13,483
      1,715   Komag, Inc.*................        25,090
      4,635   Kopin Corp.*................        31,101
      3,526   Kulicke & Soffa Industries,
              Inc.*.......................        50,704
      8,728   Lam Research Corp.*.........       281,914
     22,355   Lattice Semiconductor
              Corp.*......................       216,396
     24,500   LSI Logic Corp.*............       217,315
     63,689   LTX Corp.*..................       957,246
      9,292   Mattson Technology, Inc.*...       113,548
     98,848   Maxtor Corp.*...............     1,097,213
      7,196   McDATA Corp.*...............        68,578
      1,388   MEMC Electronic Materials,
              Inc.*.......................        13,353
     33,503   Micrel, Inc.*...............       521,977
      1,838   Microsemi Corp.*............        45,178
      6,566   Mindspeed Technologies,
              Inc.*.......................        44,977
      1,793   MKS Instruments, Inc.*......        51,997
     79,500   Monolithic System
              Technology, Inc.*...........       679,725
      6,913   MRV Communications, Inc.*...        25,993
      2,429   Mykrolis Corp.*.............        39,058
     59,500   Nanometrics, Inc.*..........       875,245

Shares                                         Value
--------------------------------------------------------
      5,800   NCR Corp.*..................  $    225,040
     11,216   Neoware Systems, Inc.*......       153,659
      3,719   NetScreen Technologies,
              Inc.*.......................        92,045
     18,930   Network Equipment
              Technologies, Inc.*.........       208,230
      4,213   New Focus, Inc.*............        21,149
      9,404   Omnivision Technologies,
              Inc.*.......................       519,571
      2,847   ON Semiconductor Corp.*.....        18,363
      4,133   Openwave Systems, Inc.*.....        45,463
      8,537   Oplink Communications,
              Inc.*.......................        20,403
        600   Overland Storage, Inc.*.....        11,280
      1,609   Packeteer, Inc.*............        27,321
      2,584   PalmOne, Inc.*..............        30,362
      1,367   PC-Tel, Inc.*...............        14,504
        900   PDF Solutions, Inc.*........        13,410
      1,250   Pericom Semiconductor
              Corp.*......................        13,325
     23,133   Photronics, Inc.*...........       460,809
     59,318   Pinnacle Systems, Inc.*.....       505,983
      2,513   Pixelworks, Inc.*...........        27,744
     23,180   Plantronics, Inc.*..........       756,827
     11,400   Pmc Sierra, Inc.*...........       229,710
      6,825   Polycom, Inc.*..............       133,224
      1,705   Power Integrations, Inc.*...        57,049
      4,184   Powerwave Technologies,
              Inc.*.......................        32,008
     33,695   Presstek, Inc.*.............       244,963
      7,700   Proxim Corp.*...............        12,859
      9,562   Quantum Corp.*..............        29,833
     14,494   Rainbow Technologies,
              Inc.*.......................       163,202
      5,701   Rambus, Inc.*...............       175,021
      9,700   Redback Networks, Inc.*.....         2,241
      3,844   REMEC, Inc.*................        32,328
     76,550   RF Micro Devices, Inc.*.....       769,327
        913   Rudolph Technologies,
              Inc.*.......................        22,405

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      4,590   Sandisk Corp.*..............  $    280,633
        967   SBS Technologies, Inc.*.....        14,225
      9,552   Scientific Atlanta, Inc. ...       260,770
        921   Semitool, Inc.*.............         9,874
      8,095   Semtech Corp.*..............       183,999
      1,000   Sigma Designs, Inc.*........         7,530
     14,392   Silicon Graphics, Inc.*.....        19,717
      4,891   Silicon Image, Inc.*........        35,362
      1,942   Silicon Laboratories,
              Inc.*.......................        83,933
      5,492   Silicon Storage Technology,
              Inc.*.......................        60,412
        383   Siliconix, Inc.*............        17,503
        800   SimpleTech, Inc.*...........         4,808
      1,321   Sipex Corp.*................        10,185
      9,868   Skyworks Solutions, Inc.*...        85,852
     97,850   Sonus Networks, Inc.*.......       739,746
      8,148   Spectralink Corp. ..........       156,197
        806   Standard Microsystems
              Corp.*......................        20,392
      7,452   Storage Technology Corp.*...       191,889
        600   Stratasys, Inc.*............        16,356
     44,976   Stratex Networks, Inc.*.....       191,148
      7,613   Supertex, Inc.*.............       145,408
     10,600   Sycamore Networks, Inc.*....        55,544
      2,400   Symmetricom, Inc.*..........        17,472
      1,041   Synaptics, Inc.*............        15,594
     36,116   Tekelec*....................       561,604
      5,059   Terayon Corp.*..............        22,765
      1,221   Three-Five Systems, Inc.*...         6,398
      9,160   Tollgrade Communications,
              Inc.*.......................       160,575
    208,172   Transmeta Corp.*............       707,785
    151,991   Triquint Semiconductor,
              Inc.*.......................     1,074,576
      1,521   Ultratech, Inc.*............        44,672
      4,654   Utstarcom, Inc.*............       172,524
     14,437   Varian Semiconductor
              Equipment Associates,
              Inc.*.......................       630,753

Shares                                         Value
--------------------------------------------------------
      1,527   Viasat, Inc.*...............  $     29,227
        506   Virage Logic Corp.*.........         5,146
     89,388   Vitesse Semiconductor
              Corp.*......................       524,708
      2,800   Westell Technologies,
              Inc.*.......................        17,668
     13,577   Western Digital Corp.*......       160,073
     50,370   White Electronic Designs
              Corp.*......................       443,256
      1,900   Xicor, Inc.*................        21,546
      2,544   Zebra Technologies Corp.*...       168,845
     28,943   Zoran Corp.*................       503,319
                                            ------------
                                              36,789,246
                                            ------------
CONGLOMERATES -- 0.1%
      2,047   Carlisle Cos., Inc. ........       124,580
      2,200   Denbury Resources, Inc.*....        30,602
        713   Lydall, Inc.*...............         7,266
        400   Raven Industries, Inc. .....        11,800
        696   Standex International
              Corp. ......................        19,488
      1,975   Tredegar Corp. .............        30,672
                                            ------------
                                                 224,408
                                            ------------
CONSTRUCTION MATERIALS -- 0.2%
      1,521   Amcol International
              Corp. ......................        30,876
        400   Ameron International
              Corp. ......................        13,876
        543   Ampco-Pittsburgh Corp. .....         7,423
      8,174   Centex Construction
              Products, Inc. .............       492,647
      1,425   Florida Rock Industries,
              Inc. .......................        78,161
      3,372   Martin Marietta Materials,
              Inc. .......................       158,383
      1,421   Texas Industries, Inc. .....        52,577
                                            ------------
                                                 833,943
                                            ------------
CONSTRUCTION & MINING EQUIPMENT -- 3.5%
        589   Atwood Oceanics, Inc.*......        18,813
      2,476   Cal Dive International,
              Inc.*.......................        59,696
        724   Carbo Ceramics, Inc. .......        37,105
      3,202   Cooper Cameron Corp.*.......       149,213

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      3,598   Diamond Offshore Drilling...  $     73,795
        425   Dril-Quip, Inc.*............         6,928
      3,243   Dycom Industries, Inc.*.....        86,977
        956   EMCOR Group, Inc.*..........        41,968
      5,600   Fluor Corp. ................       221,984
      4,086   FMC Technologies, Inc.*.....        95,204
      4,248   Global Industries Ltd.*.....        21,877
      2,356   Granite Construction,
              Inc. .......................        55,342
      6,953   Grant Prideco, Inc.*........        90,528
     61,685   Grey Wolf, Inc.*............       230,702
        354   Gulf Island Fabrication,
              Inc.*.......................         6,029
        728   Gulfmark Offshore, Inc.*....        10,192
      3,389   Hanover Compressor Co.*.....        37,787
      3,485   Helmerich & Payne, Inc. ....        97,336
      1,696   Horizon Offshore, Inc.*.....         7,462
        879   Hydril Co.*.................        21,034
      2,301   Input/Output, Inc.*.........        10,378
      1,650   Insituform Technologies,
              Inc.*.......................        27,225
      2,210   Integrated Electrical
              Services, Inc.*.............        20,443
      3,226   Jacobs Engineering Group,
              Inc.*.......................       154,880
     39,333   Key Energy Services,
              Inc.*.......................       405,523
      2,259   Lafarge North America,
              Inc. .......................        91,535
     53,663   Lone Star Technologies*.....       857,535
        285   Lufkin Industries, Inc. ....         8,205
      1,550   Mastec, Inc.*...............        22,955
      1,000   Matrix Service Co.*.........        18,150
     23,103   Maverick Tube Corp.*........       444,733
      5,562   National-Oilwell, Inc.*.....       124,366
     52,935   Newpark Resources*..........       253,559
      1,309   NS Group, Inc.*.............        12,697
     79,163   Oceaneering International,
              Inc.*.......................     2,216,564
      1,121   Offshore Logistics, Inc.*...        27,487
      1,561   Oil States International,
              Inc.*.......................        21,760
      5,173   Parker Drilling Co.*........        13,191

Shares                                         Value
--------------------------------------------------------
      5,355   Patterson-UTI Energy,
              Inc.*.......................  $    176,287
      1,000   Perini Corp.*...............         9,150
     75,970   Pride International,
              Inc.*.......................     1,416,081
      4,617   Quanta Services, Inc.*......        33,704
     57,985   Rowan Cos, Inc.*............     1,343,512
        521   RPC, Inc. ..................         5,726
      1,186   Seacor Smit, Inc.*..........        49,848
    105,730   Shaw Group, Inc. (The)*.....     1,440,043
      2,984   Superior Energy Services*...        28,050
      1,273   Tetra Technologies, Inc.*...        30,858
      3,743   Tidewater, Inc. ............       111,841
     46,348   Unit Corp.*.................     1,091,495
      1,183   Universal Compression
              Holdings, Inc.*.............        30,947
        967   URS Corp.*..................        24,185
     66,548   Varco International,
              Inc.*.......................     1,372,885
      2,147   Veritas DGC, Inc.*..........        22,501
      1,435   W-H Energy Services,
              Inc.*.......................        23,247
      1,600   Washington Group
              International, Inc.*........        54,352
                                            ------------
                                              13,365,870
                                            ------------
CONTAINERS & PACKAGING -- 0.7%
      2,330   Aptargroup, Inc. ...........        90,870
      3,877   Ball Corp. .................       230,953
      3,197   Bemis, Inc. ................       159,850
      1,734   Caraustar Industries,
              Inc.*.......................        23,929
      1,088   Chesapeake Corp. ...........        28,810
     11,500   Crown Holdings, Inc.*.......       104,190
        996   Greif, Inc. ................        35,368
      1,819   Jarden Corp.*...............        49,732
      3,397   Longview Fibre Co. .........        41,953
      1,565   Myers Industries, Inc. .....        18,968
      7,220   Owens-Illinois, Inc.*.......        85,846
      3,855   Packaging Corp. of
              America.....................        84,270
     10,900   Pactiv Corp.*...............       260,510
      1,509   Rock-Tenn Co. ..............        26,045

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        664   Silgan Holdings, Inc.*......  $     28,280
     45,200   Smurfit-Stone Container
              Corp.*......................       839,364
      6,155   Sonoco Products Co. ........       151,536
      3,184   Temple Inland, Inc. ........       199,541
                                            ------------
                                               2,460,015
                                            ------------
COSMETICS & PERSONAL CARE -- 0.4%
      2,814   Alberto-Culver Co. .........       177,507
        903   Chattem, Inc.*..............        16,164
        320   Del Laboratories, Inc.*.....         8,006
        828   Elizabeth Arden, Inc.*......        16,494
     11,194   Inter Parfums, Inc. ........       252,872
        549   Natures Sunshine Prods,
              Inc. .......................         4,639
     43,544   NBTY, Inc.*.................     1,169,592
      1,684   Nu Skin Enterprises,
              Inc. .......................        28,780
      1,776   Playtex Products, Inc.*.....        13,728
                                            ------------
                                               1,687,782
                                            ------------
DOMESTIC OIL -- 2.0%
     28,208   Ashland, Inc. ..............     1,242,844
      1,009   Berry Petroleum Co. ........        20,432
      1,834   Cabot Oil & Gas Corp. ......        53,828
     12,812   Chesapeake Energy Corp. ....       173,987
      2,862   Cimarex Energy Co.*.........        76,387
        400   Clayton Williams Energy,
              Inc.*.......................        11,628
      2,050   Comstock Resources, Inc.*...        39,565
        634   Encore Acquisition Co.*.....        15,628
      1,628   Energy Partners Ltd.*.......        22,629
        300   EnergySouth, Inc. ..........        10,500
      4,205   Equitable Resources,
              Inc. .......................       180,479
     19,892   Evergreen Resources,
              Inc.*.......................       646,689
      3,162   Forest Oil Corp.*...........        90,338
      7,954   Frontier Oil Corp. .........       136,968
      2,400   Harvest Natural Resources,
              Inc.*.......................        23,880
        693   Holly Corp. ................        19,058

Shares                                         Value
--------------------------------------------------------
        954   Houston Exploration Co.*....  $     34,840
      2,200   KCS Energy, Inc.*...........        23,210
      4,848   Magnum Hunter Resources,
              Inc.*.......................        46,104
        700   McMoRan Exploration Co.*....        13,125
      2,380   Meridian Resource Corp.*....        14,137
      3,043   Newfield Exploration Co.*...       135,535
      3,981   Noble Energy, Inc. .........       176,876
     55,351   Nuevo Energy Co.*...........     1,337,834
     29,217   Patina Oil & Gas Corp. .....     1,431,341
        483   Penn Virginia Corp. ........        26,879
        600   Petrocorp, Inc.*............         8,076
      1,000   Petroleum Development
              Corp.*......................        23,700
      2,501   Plains Exploration &
              Production Co.*.............        38,490
      1,947   Plains Resources, Inc.*.....        31,249
      4,237   Pogo Producing Co. .........       204,647
      2,400   Premcor, Inc.*..............        62,400
        525   Prima Energy Corp.*.........        18,459
        906   Quicksilver Resources,
              Inc.*.......................        29,264
      3,168   Range Resources Corp. ......        29,938
      1,577   Remington Oil & Gas Corp.*..        31,051
        734   Resource America, Inc. .....        11,010
      1,696   Spinnaker Exploration
              Co.*........................        54,730
      2,068   St. Mary Land & Exploration
              Co. ........................        58,938
      1,533   Stone Energy Corp.*.........        65,076
      5,156   Sunoco, Inc. ...............       263,729
      1,863   Swift Energy Co.*...........        31,392
      3,759   Tesoro Petroleum Corp.*.....        54,769
      2,507   Tom Brown, Inc.*............        80,851
        992   Transmontaigne, Inc.*.......         6,398
     38,955   Vintage Petroleum, Inc. ....       468,629
      1,250   Western Gas Resources,
              Inc. .......................        59,062
      2,266   Westport Resources Corp.*...        67,663
                                            ------------
                                               7,704,242
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
DRUGS & HEALTH CARE -- 16.0%
        364   1-800 Contacts, Inc.*.......  $      7,644
      1,146   Aaipharma, Inc.*............        28,788
      6,218   Abgenix, Inc.*..............        77,476
      1,200   Able Laboratories, Inc.*....        21,684
      3,194   Accredo Health, Inc.*.......       100,962
      1,038   Aclara BioSciences, Inc.*...         3,789
      2,755   Adolor Corp.*...............        55,155
      1,800   Advanced Medical Optics,
              Inc.*.......................        35,370
     13,632   Advanced Neuromodulation
              Systems, Inc.*..............       626,799
      4,834   Advancepcs*.................       254,558
      5,245   Advisory Board Co. (The)*...       183,103
      4,001   Affymetrix, Inc.*...........        98,465
      1,700   Aksys Ltd.*.................        15,011
      1,300   Alaris Medical Systems,
              Inc.*.......................        19,773
      1,973   Albany Molecular Research,
              Inc.*.......................        29,634
      2,300   Alderwoods Group, Inc.*.....        21,666
      1,338   Alexion Pharmaceuticals,
              Inc.*.......................        22,773
      2,819   Align Technology, Inc.*.....        46,570
      4,481   Alkermes, Inc.*.............        60,494
        700   Alliance Imaging, Inc.*.....         2,590
      2,476   Alpharma, Inc. .............        49,768
      2,100   Alteon, Inc.*...............         3,297
     14,000   American Healthways, Inc.*..       334,180
     80,529   American Medical Systems
              Holdings, Inc.*.............     1,755,532
      1,200   American Pharmaceutical
              Partners, Inc.*.............        40,320
     15,645   Amerigroup Corp.*...........       667,259
        693   Amn Healthcare Services,
              Inc.*.......................        11,892
      1,106   Amsurg Corp.*...............        41,906
      6,251   Amylin Pharmaceuticals,
              Inc.*.......................       138,897

Shares                                         Value
--------------------------------------------------------
     69,211   Andrx Corp.*................  $  1,663,832
      1,690   Antigenics, Inc.*...........        19,131
      2,196   Aphton Corp.*...............        13,176
      6,221   Apogent Technologies,
              Inc.*.......................       143,332
     33,592   Applera Corp. - Celera
              Genomics Group*.............       467,265
      3,520   Apria Healthcare Group,
              Inc.*.......................       100,214
      1,200   Arena Pharmaceuticals,
              Inc.*.......................         7,440
     68,390   Ariad Pharmaceuticals,
              Inc.*.......................       509,505
      1,726   Arrow International,
              Inc. .......................        43,115
      9,657   Arthrocare Corp.*...........       236,597
      1,000   Aspect Medical Systems,
              Inc.*.......................        11,410
     30,993   Atherogenics, Inc.*.........       463,345
      1,470   Atrix Labs, Inc.*...........        35,339
      3,800   Avant Immunotherapeutics,
              Inc.*.......................        10,412
      1,300   Avi Biopharma, Inc.*........         5,291
      3,544   Bausch & Lomb, Inc. ........       183,934
      4,175   Beckman Coulter, Inc. ......       212,215
     14,234   Bentley Pharmaceuticals,
              Inc.*.......................       189,312
      5,794   Beverly Enterprises,
              Inc.*.......................        49,770
      1,150   Bio-Rad Laboratories,
              Inc.*.......................        66,321
     21,143   Bio-Reference Labs, Inc.*...       276,973
      1,200   Biolase Technology, Inc.*...        19,920
     41,832   BioMarin Pharmaceuticals,
              Inc.*.......................       324,993
     13,448   Biopure Corp.*..............        32,006
        433   Bioreliance Corp.*..........        20,706
        667   Biosite, Inc.*..............        19,310
        683   Bone Care International,
              Inc.*.......................         8,701
        600   Bradley Pharmaceuticals,
              Inc.*.......................        15,258
        659   Bruker Biosciences Corp.*...         2,998
        492   Candela Corp.*..............         8,945
        400   Cantel Medical Corp.*.......         6,476

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
    115,835   Cardiac Science, Inc.*......  $    462,182
      2,805   Cardiodynamics International
              Corp.*......................        16,746
      5,431   Celgene Corp.*..............       244,504
      2,388   Cell Genesys, Inc.*.........        30,901
      2,388   Cell Therapeutics, Inc.*....        20,776
      9,477   Centene Corp.*..............       265,451
      3,384   Cephalon, Inc.*.............       163,819
      2,609   Cepheid, Inc.*..............        24,994
     18,759   Cerner Corp.*...............       710,028
     32,698   Cerus Corp.*................       148,449
      3,145   Charles River Laboratories
              International, Inc.*........       107,968
        700   Cholestech Corp.*...........         5,341
        800   Chronimed, Inc.*............         6,784
        949   Cima Labs, Inc.*............        30,956
      1,700   Ciphergen Biosystems,
              Inc.*.......................        19,108
     20,554   Closure Medical Corp.*......       697,397
        346   Collagenex Pharmaceuticals,
              Inc.*.......................         3,879
      1,892   Columbia Laboratories,
              Inc.*.......................        11,920
      3,298   Community Health Systems,
              Inc.*.......................        87,661
        400   Computer Programs & Systems,
              Inc. .......................         8,048
        900   Conceptus, Inc.*............         9,558
      1,990   Conmed Corp.*...............        47,362
     23,575   Connetics Corp.*............       428,122
     20,255   Cooper Cos., Inc. ..........       954,618
     49,252   Corixa Corp.*...............       297,482
        424   Corvel Corp.*...............        15,942
     12,306   Covance, Inc.*..............       329,801
      3,106   Coventry Health Care,
              Inc.*.......................       200,306
      1,300   Cross Country Healthcare,
              Inc.*.......................        19,396
        909   Cryolife, Inc.*.............         5,254
      1,500   CTI Molecular Imaging,
              Inc.*.......................        25,365

Shares                                         Value
--------------------------------------------------------
      2,905   Cubist Pharmaceuticals,
              Inc.*.......................  $     35,325
      3,159   Curagen Corp.*..............        23,155
        600   Curative Health Services,
              Inc.*.......................         8,280
      8,431   CV Therapeutics, Inc.*......       123,598
1,238......   Cyberonics*.................        39,628
    124,311   Cytyc Corp.*................     1,710,519
     11,123   D & K Healthcare Resources,
              Inc. .......................       150,828
      2,754   Dade Behring Holdings,
              Inc.*.......................        98,428
        696   Datascope Corp. ............        24,952
      4,070   Davita, Inc.*...............       158,730
     62,312   Decode Genetics, Inc.*......       510,335
      1,100   Dendreon Corp.*.............         8,866
      5,421   Dentsply International,
              Inc. .......................       244,867
      1,434   Diagnostic Products
              Corp. ......................        65,835
        796   Digene Corp.*...............        31,920
      2,790   Discovery Laboratories,
              Inc.*.......................        29,267
      1,813   Diversa Corp.*..............        16,770
        600   Dj Orthopedics, Inc.*.......        16,080
     18,130   Dov Pharmaceutical, Inc.*...       244,211
        976   Durect Corp.*...............         2,518
        364   Dynacq Healthcare, Inc.*....         2,796
      4,122   Edwards Lifesciences
              Corp.*......................       123,990
      2,672   Encysive Pharmaceuticals,
              Inc.*.......................        23,914
      2,076   Endo Pharmaceuticals
              Holdings, Inc.*.............        39,984
      1,568   Enzo Biochem, Inc.*.........        28,083
      3,191   Enzon Pharmaceuticals,
              Inc.*.......................        38,292
        800   Eon Labs, Inc.*.............        40,760
      1,300   Epix Medical, Inc.*.........        21,164
      1,881   eResearch Technology,
              Inc.*.......................        47,815
      2,400   Esperion Therapeutics,
              Inc.*.......................        83,064
     85,900   Exact Sciences Corp.*.......       869,308
        563   ExacTech, Inc.*.............         8,304
     47,625   Exelixis, Inc.*.............       337,185

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      6,166   First Health Group Corp.*...  $    119,990
      1,296   First Horizon Pharmaceutical
              Corp.*......................        14,515
      3,229   Fisher Scientific
              International*..............       133,584
     26,984   Gen-Probe, Inc.*............       984,106
      2,334   Gene Logic, Inc.*...........        12,113
     18,422   Genencor International,
              Inc.*.......................       290,146
        800   Genesis HealthCare Corp.*...        18,224
      3,171   Genta, Inc.*................        33,010
      1,709   Gentiva Health Services,
              Inc.*.......................        21,602
      2,434   Geron Corp.*................        24,267
      2,200   GTC Biotherapeutics,
              Inc.*.......................         7,018
      1,476   Guilford Pharmaceuticals,
              Inc.*.......................        10,007
      1,071   Haemonetics Corp.*..........        25,586
      1,576   Hanger Orthopedic Group,
              Inc.*.......................        24,538
      2,791   Henry Schein, Inc.*.........       188,616
        300   Hi-Tech Pharmacal Co.,
              Inc.*.......................         7,050
        400   Hollis-Eden
              Pharmaceuticals*............         4,404
     23,300   Hologic, Inc.*..............       403,789
      3,735   Hooper Holmes, Inc. ........        23,082
    119,900   Human Genome Sciences,
              Inc.*.......................     1,588,675
     11,171   Humana, Inc.*...............       255,257
      1,000   I-Stat Corp.*...............        15,300
      3,555   ICOS Corp.*.................       146,750
     13,927   ICU Medical, Inc.*..........       477,418
      2,059   Idexx Laboratories, Inc.*...        95,291
      1,196   Igen International, Inc.*...        70,456
     24,726   Ilex Oncology, Inc.*........       525,427
      3,396   ImClone Systems, Inc.*......       134,685
      1,350   Immucor, Inc.*..............        27,527
     55,464   Immunogen, Inc.*............       280,093
     63,985   Immunomedics, Inc.*.........       291,772

Shares                                         Value
--------------------------------------------------------
        400   IMPAC Medical Systems,
              Inc.*.......................  $     10,224
      2,191   Impax Laboratories, Inc.*...        31,528
     13,928   Inamed Corp.*(a)............       669,380
      5,410   Incyte Corp.*...............        37,004
      2,961   Indevus Pharmaceuticals,
              Inc.*.......................        17,440
      1,800   Inspire Pharmaceuticals,
              Inc.*.......................        25,488
      1,085   Integra LifeSciences
              Holdings Corp.*.............        31,064
      1,883   InterMune, Inc.*............        43,610
      1,200   Interpore International*....        15,600
      2,100   Intuitive Surgical, Inc.*...        35,889
      1,734   Invacare Corp. .............        70,002
      1,889   Inveresk Research Group,
              Inc.*.......................        46,715
        700   Inverness Medical
              Innovations, Inc.*..........        15,246
      3,426   Invitrogen Corp.*...........       239,820
      3,214   Isis Pharmaceuticals,
              Inc.*.......................        20,891
      9,860   Kensey Nash Corp.*..........       229,245
     24,000   Kindred Healthcare, Inc.*...     1,247,520
      8,218   Kos Pharmaceuticals,
              Inc.*.......................       353,703
      1,070   Kosan Biosciences, Inc.*....        10,550
      2,100   KV Pharmaceutical Co.*......        53,550
      1,100   Kyphon, Inc.*...............        27,313
    136,385   La Jolla Pharmaceutical
              Co.*........................       585,092
        495   LabOne, Inc.*...............        16,073
        450   Lannett Co., Inc.*..........         7,565
     18,244   Laserscope, Inc.*...........       284,424
      2,625   Lexicon Genetics, Inc.*.....        15,461
        600   Lifeline Systems, Inc.*.....        11,400
     22,522   LifePoint Hospitals,
              Inc.*.......................       663,273
     17,771   Ligand Pharmaceuticals,
              Inc.*.......................       261,056
      1,713   Luminex Corp.*..............        16,068
     44,885   Manor Care, Inc. ...........     1,551,674

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
     13,714   Martek Biosciences Corp.*...  $    890,999
        600   Matria Healthcare, Inc.*....        12,678
        996   MAXIMUS, Inc.*..............        38,973
      1,954   Maxygen*....................        20,771
      4,860   Medarex, Inc.*..............        30,278
     10,112   Medical Action Industries,
              Inc.*.......................       189,196
        400   Medical Staffing Network
              Holdings, Inc.*.............         4,380
      2,949   Medicines Co.*..............        86,878
      1,717   Medicis Pharmaceutical......       122,422
     15,711   Mentor Corp. ...............       378,007
        627   Meridian Bioscience,
              Inc. .......................         6,540
      1,646   Merit Medical Systems,
              Inc.*.......................        36,640
      2,209   MGI Pharma, Inc.*...........        90,900
      3,114   Mid Atlantic Medical
              Services*...................       201,787
      1,300   MIM Corp.*..................         9,139
        425   Mine Safety Appliances
              Co. ........................        33,792
     15,382   Molecular Devices Corp.*....       292,104
     27,363   Myriad Genetics, Inc.*......       351,888
      3,288   Nabi Biopharmaceuticals*....        41,790
        664   National Healthcare
              Corp.*......................        13,214
      1,600   NeighborCare, Inc.*.........        31,600
      3,572   Nektar Therapeutics*........        48,615
        693   Neopharm, Inc.*.............        12,696
        625   Neose Technologies, Inc.*...         5,750
      2,092   Neurocrine Biosciences,
              Inc.*.......................       114,098
      1,121   Noven Pharmaceuticals,
              Inc.*.......................        17,050
     46,118   Novoste Corp.*..............       220,905
     18,624   NPS Pharmaceuticals,
              Inc.*.......................       572,502
      2,604   Nuvelo, Inc.*...............         9,036
      1,180   Ocular Sciences, Inc.*......        33,878
     22,622   Odyssey HealthCare, Inc.*...       661,920
      5,811   Omnicare, Inc. .............       234,706
        800   Omnicell, Inc.*.............        12,960
     10,519   Onyx Pharmaceuticals,
              Inc.*.......................       296,951

Shares                                         Value
--------------------------------------------------------
        878   Option Care, Inc.*..........  $      9,377
     29,625   OraSure Technologies,
              Inc.*.......................       235,815
      3,543   Orthodontic Centers of
              America*....................        28,521
     23,399   Orthologic Corp.*...........       143,436
     12,159   OSI Pharmaceuticals,
              Inc.*.......................       391,641
     33,970   Osteotech, Inc.*............       298,936
     17,785   Owens & Minor, Inc. ........       389,669
      5,600   Oxford Health Plans,
              Inc. .......................       243,600
      2,676   Pacificare Health
              Systems*....................       180,898
     50,343   Pain Therapeutics, Inc.*....       349,884
      2,400   Palatin Technologies,
              Inc.*.......................         6,000
      9,065   Parexel International
              Corp.*......................       147,397
      4,126   Patterson Dental Co.*.......       264,724
        413   PDI, Inc.*..................        11,073
      1,666   Pediatrix Medical Group,
              Inc.*.......................        91,780
      7,178   Penwest Pharmaceuticals
              Co.*........................       124,036
      2,590   Per-Se Technologies,
              Inc.*.......................        39,523
      6,600   Peregrine Pharmaceuticals,
              Inc.*.......................        14,586
     37,238   Perrigo Co. ................       585,381
      3,315   Pharmaceutical Product
              Development, Inc.*..........        89,406
      2,287   Pharmaceutical Resources,
              Inc.*.......................       148,998
      1,750   Pharmacopeia, Inc.*.........        24,868
      6,273   PolyMedica Corp. ...........       165,043
      1,391   Possis Medical, Inc.*.......        27,472
     20,844   Pozen, Inc.*................       212,609
      3,754   Praecis Pharmaceuticals,
              Inc.*.......................        24,176
        528   Progenics Pharmaceuticals,
              Inc.*.......................         9,958
      6,328   Protein Design Labs,
              Inc.*.......................       113,271
     98,625   Province Healthcare Co.*....     1,578,000

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      4,899   PSS World Medical, Inc.*....  $     59,131
     81,300   QLT, Inc.*..................     1,532,505
      1,800   Quidel Corp.*...............        19,476
      1,500   Regeneration Technologies,
              Inc.*.......................        16,440
      2,334   Regeneron Pharmaceuticals,
              Inc.*.......................        34,333
      1,243   RehabCare Group, Inc.*......        26,426
      3,384   Renal Care Group, Inc.*.....       139,421
      1,700   Repligen Corp.*.............         7,429
      2,285   Resmed, Inc.*...............        94,919
      2,344   Respironics, Inc.*..........       105,691
      1,200   Salix Pharmaceuticals
              Ltd.*.......................        27,204
      4,039   Savient Pharmaceuticals,
              Inc.*.......................        18,620
     38,833   Sciclone Pharmaceuticals,
              Inc.*.......................       263,288
      1,345   Seattle Genetics, Inc.*.....        11,540
     16,138   Select Medical Corp. .......       262,727
      5,300   Sepracor, Inc.*.............       126,829
      1,759   Serologicals Corp.*.........        32,717
     20,754   Service Corp.
              International*..............       111,864
      5,505   SFBC International, Inc.*...       146,213
      5,551   SICOR, Inc.*................       150,987
     62,340   Sierra Health Services*.....     1,711,233
      2,140   Sola International, Inc.*...        40,232
      7,414   SonoSite, Inc.*.............       158,956
        349   Specialty Laboratories*.....         5,860
     11,744   Staar Surgical Co.*.........       132,237
      4,731   Steris Corp.*...............       106,921
      6,982   Stewart Enterprises,
              Inc.*.......................        39,658
      1,009   Sunrise Senior Living,
              Inc.*.......................        39,089
      2,192   SuperGen, Inc.*.............        24,112
        967   SurModics, Inc.*............        23,111
     22,790   Sybron Dental Specialties,
              Inc.*.......................       640,399

Shares                                         Value
--------------------------------------------------------
        794   Synovis Life Technologies,
              Inc.*.......................  $     16,150
      1,521   Tanox, Inc.*................        22,587
     20,786   Techne Corp.*...............       785,295
     16,478   Telik, Inc.*................       379,159
      1,792   Theragenics Corp.*..........         9,802
      1,840   Therasense, Inc.*...........        37,352
      1,500   Third Wave Technologies,
              Inc.*.......................         6,825
     50,378   Thoratec Corp.*.............       655,418
      2,211   Transkaryotic Therapies,
              Inc.*.......................        34,514
      5,165   Triad Hospitals, Inc.*......       171,840
      9,996   Trimeris, Inc.*.............       209,716
      1,134   TriPath Imaging, Inc.*......         8,845
     38,611   Tularik, Inc.*..............       623,568
     81,034   United Surgical Partners
              International, Inc.*........     2,713,018
      1,338   United Therapeutics
              Corp.*......................        30,707
     16,621   Universal Health Services,
              Inc.*.......................       892,880
      4,012   US Oncology, Inc.*..........        43,169
        900   US Physical Therapy,
              Inc.*.......................        14,157
      4,880   Valeant Pharmaceuticals
              International...............       122,732
      1,937   VCA Antech, Inc.*...........        60,008
        899   Ventana Medical Systems*....        35,421
     15,789   Vertex Pharmaceuticals,
              Inc.*.......................       161,521
      2,165   Viasys Healthcare, Inc.*....        44,599
      3,176   Vicuron Pharmaceuticals,
              Inc.*.......................        59,232
        700   VistaCare, Inc.*............        24,605
     19,893   Visx, Inc.*.................       460,523
        600   Vital Images, Inc.*.........        10,704
        354   Vital Signs, Inc. ..........        11,576
      2,000   VitalWorks, Inc.*...........         8,840
      1,900   Vivus, Inc.*................         7,201
     20,235   WebMD Corp.*................       181,913

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
     22,500   WellChoice, Inc.*...........  $    776,250
        796   West Pharmaceutical
              Services, Inc. .............        26,984
      1,364   Wilson Greatbatch
              Technologies, Inc.*.........        57,656
     18,961   Wright Medical Group,
              Inc.*.......................       577,173
        300   Young Innovations, Inc. ....        10,800
      4,791   Zoll Medical Corp.*.........       169,985
     23,602   Zymogenetics, Inc.*.........       365,831
                                            ------------
                                              60,442,897
                                            ------------
ELECTRICAL EQUIPMENT -- 1.0%
      2,743   Acuity Brands, Inc. ........        70,769
     11,100   American Power Conversion
              Corp. ......................       271,395
      2,013   Ametek, Inc. ...............        97,147
     12,292   Baldor Electric Co. ........       280,872
      1,363   Belden, Inc. ...............        28,746
      1,280   Brady Corp. ................        52,160
      1,382   C&D Technologies, Inc. .....        26,493
      4,922   Duquesne Light Holdings,
              Inc. .......................        90,269
        649   Encore Wire Corp.*..........        11,494
      5,452   Energizer Holdings, Inc.*...       204,777
      1,109   Energy Conversion Devices,
              Inc.*.......................        10,014
      8,120   Franklin Electric Co.,
              Inc. .......................       491,179
     71,821   FuelCell Energy, Inc.*......       933,673
      2,134   General Cable Corp.*........        17,392
        767   Genlyte Group, Inc.*........        44,777
      1,300   Global Power Equipment
              Group, Inc.*................         8,684
      4,618   Harris Corp. ...............       175,253
      3,351   Hubbell, Inc. ..............       147,779
        625   II-VI, Inc.*................        16,125
        800   Manufacturers Services
              Ltd.*.......................         4,864
        600   Metrologic Instruments,
              Inc.*.......................        16,200
      2,159   Paxar Corp.*................        28,931

Shares                                         Value
--------------------------------------------------------
        567   Penn Engineering &
              Manufacturing Corp. ........  $     10,790
      1,954   Plug Power, Inc.*...........        14,166
        285   Powell Industries, Inc.*....         5,458
     54,449   Power One, Inc.*............       589,683
      2,405   Rayovac Corp.*..............        50,385
      1,719   Regal-Beloit Corp. .........        37,818
      1,134   Smith (A. O.) Corp. ........        39,747
      1,080   Tecumseh Products Co. ......        52,304
      2,922   Thomas & Betts Corp.*.......        66,885
      3,100   Valence Technology, Inc.*...        11,935
      1,150   Vicor Corp.*................        13,122
        654   Woodward Governor Co. ......        37,167
                                            ------------
                                               3,958,453
                                            ------------
ELECTRIC UTILITIES -- 0.7%
      8,829   Allegheny Energy, Inc.*.....       112,658
      5,731   Allete, Inc. ...............       175,369
      7,244   Alliant Energy Corp. .......       180,376
      2,093   Black Hills Corp. ..........        62,434
        849   Central Vermont Public
              Service Corp. ..............        19,951
        993   CH Energy Group, Inc. ......        46,572
      2,884   Cleco Corp. ................        51,854
     10,700   CMS Energy Corp.*...........        91,164
      8,512   DPL, Inc. ..................       177,731
      3,251   El Paso Electric Co.*.......        43,401
      1,650   Empire District Electric Co.
              (The).......................        36,184
      4,664   Great Plains Energy,
              Inc. .......................       148,408
      2,539   Hawaiian Electric
              Industries..................       120,272
      2,501   IdaCorp., Inc. .............        74,830
      1,150   MGE Energy, Inc. ...........        36,236
      8,700   Northeast Utilities.........       175,479
      3,610   NSTAR.......................       175,085
      5,773   OGE Energy Corp. ...........       139,649
      1,808   Otter Tail Corp. ...........        48,328
      2,559   PNM Resources, Inc. ........        71,908

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      6,327   Puget Energy, Inc. .........  $    150,393
     18,444   Reliant Resources, Inc.*....       135,748
     12,119   Teco Energy, Inc. ..........       174,635
      1,000   Texas Genco Holdings,
              Inc. .......................        32,500
        838   UIL Holdings Corp. .........        37,794
      1,947   Unisource Energy Corp. .....        48,013
      2,544   WPS Resources Corp. ........       117,609
                                            ------------
                                               2,684,581
                                            ------------
ELECTRONICS -- 3.9%
      1,280   Amphenol Corp.*.............        81,830
        452   Analogic Corp. .............        18,532
      2,121   Anixter International,
              Inc.*.......................        54,892
      6,394   Arrow Electronics, Inc.*....       147,957
     21,977   Artesyn Technologies,
              Inc.*.......................       187,244
      8,243   Avnet, Inc.*................       178,543
      3,800   Avx Corp. ..................        63,156
     16,002   Bei Technologies, Inc. .....       320,040
     18,031   Benchmark Electronics,
              Inc.*.......................       627,659
     42,700   Celestica, Inc.*............       643,489
        700   CEVA, Inc.*.................         7,280
      2,392   Checkpoint Systems, Inc.*...        45,233
      2,230   Cognex Corp. ...............        62,975
      8,581   Coherent, Inc.*.............       204,228
      2,178   CTS Corp. ..................        25,047
        912   Daktronics, Inc.*...........        22,946
      4,883   Diebold, Inc. ..............       263,047
     25,633   Electro Scientific
              Industries, Inc.*...........       610,065
        554   Excel Technology, Inc.*.....        18,204
     23,650   Fargo Electronics, Inc.*....       300,828
      2,336   Flir Systems, Inc.*.........        85,264
      5,231   Gentex Corp. ...............       231,001
      6,635   Global Imaging Systems,
              Inc.*.......................       210,661
      5,566   Identix, Inc.*..............        24,769
      7,362   Ingram Micro, Inc.*.........       117,056

Shares                                         Value
--------------------------------------------------------
      5,723   Intermagnetics General
              Corp.*......................  $    126,822
      9,151   Itron, Inc.*................       168,012
        631   Keithley Instruments,
              Inc. .......................        11,547
      5,740   Kemet Corp.*................        78,581
     12,026   Lexar Media, Inc.*..........       209,613
      1,350   Littelfuse, Inc.*...........        38,907
      1,427   LSI Industries, Inc. .......        19,265
      2,484   Methode Electronics.........        30,379
      2,321   Mettler Toledo
              International, Inc.*........        97,969
      3,055   Millipore Corp.*............       131,518
      1,477   MTS Systems Corp. ..........        28,403
      2,615   Newport Corp.*..............        43,226
        979   OSI Systems, Inc.*..........        18,807
      1,102   Park Electrochemical
              Corp. ......................        29,192
      1,107   Pemstar, Inc.*..............         3,642
      7,740   PerkinElmer, Inc. ..........       132,122
      1,096   Photon Dynamics, Inc.*......        44,103
      6,106   Planar Systems, Inc.*.......       148,498
     37,412   Plexus Corp.*...............       642,364
        425   Research Frontiers, Inc.*...         3,948
        149   Richardson Electronics
              Ltd. .......................         1,831
        700   Rofin-Sinar Technologies,
              Inc.*.......................        24,192
     13,986   Rogers Corp.*...............       617,062
      1,947   Roper Industries, Inc. .....        95,909
     34,687   Sanmina-SCI Corp.*..........       437,403
     14,065   Scansource, Inc.*...........       641,645
    369,000   Solectron Corp.*............     2,180,790
        780   Stoneridge, Inc.*...........        11,739
      3,100   Superconductor
              Technologies*...............        17,298
     15,823   Symbol Technologies,
              Inc. .......................       267,250
        400   Sypris Solutions, Inc. .....         6,724
     19,539   Tech Data Corp.*............       775,503
      2,663   Technitrol, Inc.*...........        55,231

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
     30,085   Tektronix, Inc. ............  $    950,686
     22,977   Trimble Navigation Ltd.*....       855,664
      1,470   TTM Technologies, Inc.*.....        24,814
      1,067   Universal Display Corp.*....        14,586
     19,981   Varian, Inc.*...............       833,807
      1,563   Veeco Instruments, Inc.*....        44,077
     10,700   Vishay Intertechnology,
              Inc.*.......................       245,030
        496   Woodhead Industries,
              Inc. .......................         8,382
      1,209   X-Rite, Inc. ...............        13,686
      1,267   Zygo Corp.*.................        20,893
                                            ------------
                                              14,703,066
                                            ------------
FINANCIAL SERVICES -- 2.1%
      1,600   Advanta Corp. ..............        20,352
      5,315   Affiliated Managers
              Group*......................       369,871
      5,056   AG Edwards, Inc. ...........       183,179
      8,572   Allied Capital Corp. .......       238,987
      4,416   American Capital Strategies
              Ltd. .......................       131,288
      9,673   Americredit Corp.*..........       154,091
        535   BankRate, Inc.*.............         6,623
        300   BKF Capital Group, Inc.*....         7,404
      1,250   Blackrock, Inc. ............        66,387
      1,721   Cash America International,
              Inc. .......................        36,451
      2,763   Charter Municipal Mortgage
              Acceptance Co. .............        58,382
        300   Chicago Mercantile
              Exchange....................        21,708
        702   Commercial Capital BanCorp,
              Inc.*.......................        15,030
        767   Compucredit Corp.*..........        16,322
        709   Credit Acceptance Corp.*....        10,848
      5,907   Doral Financial Corp. ......       190,678
     23,100   E*TRADE Group, Inc.*........       292,215
      2,800   E-Loan, Inc.*...............         8,344
      4,593   Eaton Vance Corp. ..........       168,287
     11,887   eSPEED, Inc.*...............       278,275
     31,205   Euronet Worldwide, Inc.*....       561,690

Shares                                         Value
--------------------------------------------------------
        406   Federal Agricultural
              Mortgage Corp.*.............  $     12,976
      5,000   Federated Investors,
              Inc. .......................       146,800
        927   Financial Federal Corp.*....        28,320
        446   First Albany Companies,
              Inc. .......................         6,262
        300   First Citizens Banc
              Corp. ......................         8,520
     54,482   Friedman Billings Ramsey
              Group, Inc. ................     1,257,445
        513   Gabelli Asset Management,
              Inc. .......................        20,417
        300   GB&T Bancshares, Inc. ......         7,089
        500   Gladstone Capital Corp. ,
              Closed-End Fund.............        11,175
        600   Heartland Financial U.S.A.,
              Inc. .......................        11,160
     89,600   Instinet Group, Inc.*.......       461,440
      3,257   Investment Technology Group,
              Inc.*.......................        52,600
      4,334   Investors Financial Services
              Corp. ......................       166,469
        300   iPayment, Inc,*.............        10,200
      2,926   Jefferies Group, Inc. ......        96,616
        700   Kirkland's, Inc.*...........        12,362
      4,898   Knight Trading Group,
              Inc.*.......................        71,707
      3,584   LaBranche & Co., Inc. ......        41,825
     12,644   Leucadia National Corp. ....       582,888
      2,000   MCG Capital Corp. ..........        39,000
        623   Medallion Financial
              Corp. ......................         5,912
      1,864   Metris Cos., Inc. ..........         8,276
        400   MTC Technologies, Inc.*.....        12,888
     21,708   New Century Financial
              Corp. ......................       861,156
      1,448   Nuveen Investments, Inc. ...        38,604
        220   Penns Woods Bancorp,
              Inc. .......................        10,274
        700   Portfolio Recovery
              Associates, Inc.*...........        18,585
     17,600   Providian Financial
              Corp.*......................       204,864
      2,743   Raymond James Financial,
              Inc. .......................       103,411

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,300   Rewards Network, Inc.*......  $     13,858
        484   Sanders Morris Harris Group,
              Inc. .......................         6,002
      2,000   Saxon Capital, Inc.*........        41,900
      4,900   SEI Investments Co. ........       149,303
        313   Student Loan Corp. .........        45,698
        826   SWS Group, Inc. ............        14,703
     10,171   United PanAm Financial
              Corp.*......................       169,957
      5,056   Waddell & Reed Financial,
              Inc. .......................       118,614
      2,159   Walter Industries, Inc. ....        28,823
        811   WFS Financial, Inc.*........        34,435
     15,213   World Acceptance Corp.*.....       302,891
                                            ------------
                                               8,071,837
                                            ------------
FOOD & BEVERAGES -- 1.2%
        200   Alico, Inc. ................         6,952
      1,121   American Italian Pasta
              Co.*........................        46,970
      8,559   Boston Beer Co., Inc.*......       155,260
      1,100   Central Garden and Pet
              Co.*........................        30,833
      2,479   Chiquita Brands
              International, Inc.*........        55,852
      4,327   Coca-Cola Bottling Co.
              Consolidated................       231,451
      6,073   Constellation Brands,
              Inc.*.......................       199,984
      1,759   Coors (Adolph)..............        98,680
      2,459   Corn Products International,
              Inc. .......................        84,713
     12,765   Del Monte Foods Co.*........       132,756
     22,468   Delta & Pine Land Co. ......       570,687
         50   Farmer Bros Co. ............        15,563
      2,008   Flowers Foods, Inc. ........        51,806
        243   Green Mountain Coffee
              Roasters, Inc.*.............         5,594
      1,622   Hain Celestial Group,
              Inc.*.......................        37,647
        500   Horizon Organic Holding
              Corp.*......................        11,975

Shares                                         Value
--------------------------------------------------------
      1,238   International Multifoods
              Corp.*......................  $     22,284
     90,776   Interstate Bakeries.........     1,291,743
        385   J&J Snack Foods Corp.*......        14,538
      3,337   JM Smucker Co. (The)........       151,133
        341   John B. Sanfilippo & Son,
              Inc.*.......................        17,405
      1,692   Lance, Inc. ................        25,431
        185   Maui Land & Pineapple Co.,
              Inc.*.......................         6,397
         64   National Beverage Corp.*....         1,043
        600   Peet's Coffee & Tea,
              Inc.*.......................        10,446
      3,929   PepsiAmericas, Inc. ........        67,264
      1,241   Pilgrims Pride Corp. .......        20,266
      1,968   RalCorp. Holdings, Inc.*....        61,716
        396   Riviana Foods, Inc. ........        10,846
        625   Robert Mondavi*.............        24,275
        264   Sanderson Farms, Inc. ......        10,639
         19   Seaboard Corp. .............         5,358
      2,907   Sensient Technologies
              Corp. ......................        57,471
      5,662   Smithfield Foods, Inc.*.....       117,203
     62,450   Tasty Baking Co. ...........       631,370
        425   Tejon Ranch Co.*............        17,429
      1,709   Tootsie Roll Industries,
              Inc. .......................        61,524
        600   USANA Health Sciences,
              Inc.*.......................        18,360
        800   Virbac Corp.*(a)............         5,200
                                            ------------
                                               4,386,064
                                            ------------
GAS & PIPELINE UTILITIES -- 1.6%
      4,339   AGL Resources, Inc. ........       126,265
        944   American States Water
              Co. ........................        23,600
     11,800   Aquila, Inc.*...............        40,002
      3,301   Atmos Energy Corp. .........        80,214
     90,626   Avista Corp. ...............     1,642,143
      1,209   California Water Service
              Group.......................        33,127
    300,200   Calpine Corp.*..............     1,443,962

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        696   Cascade Natural Gas
              Corp. ......................  $     14,679
     18,200   Centerpoint Energy, Inc. ...       176,358
        400   Chesapeake Utilities
              Corp. ......................        10,420
        637   Connecticut Water Service,
              Inc. .......................        17,613
     19,405   Dynegy, Inc.*...............        83,053
      2,376   Energen Corp. ..............        97,487
     10,013   Energy East Corp. ..........       224,291
      1,250   Laclede Group, Inc. (The)...        35,687
      7,465   MDU Resources Group, Inc. ..       177,742
        527   Middlesex Water Co. ........        10,698
      4,444   National Fuel Gas Co. ......       108,611
      1,770   New Jersey Resources
              Corp. ......................        68,163
      3,055   Nicor, Inc. ................       103,992
      1,705   Northwest Natural Gas
              Co. ........................        52,429
        867   NUI Corp. ..................        13,976
      4,951   Oneok, Inc. ................       109,318
      2,453   Peoples Energy Corp. .......       103,124
      6,201   Philadelphia Suburban
              Corp. ......................       137,042
      2,217   Piedmont Natural Gas Co. ...        96,351
      5,695   Questar Corp. ..............       200,179
      2,475   SEMCO Energy, Inc. .........        12,128
      8,473   Sierra Pacific Resources*...        62,192
        171   SJW Corp. ..................        15,262
        896   South Jersey Industries,
              Inc. .......................        36,288
      3,559   Southern Union Co.*.........        65,486
      2,247   Southwest Gas Corp. ........        50,445
        525   Southwest Water Co. ........         8,426
      9,224   Southwestern Energy Co.*....       220,454
      2,932   UGI Corp. ..................        99,395
      5,177   Vectren Corp. ..............       127,613
      4,665   Weststar Energy, Inc. ......        94,466
      3,455   WGL Holdings, Inc. .........        96,014
                                            ------------
                                               6,118,695
                                            ------------

Shares                                         Value
--------------------------------------------------------
HOTELS & RESTAURANTS -- 1.7%
      9,573   Alliance Gaming Corp.*......  $    235,974
        500   Ambassadors Group, Inc. ....        11,745
        643   Ameristar Casinos, Inc.*....        15,734
      3,828   Applebees International,
              Inc. .......................       150,325
     20,943   Argosy Gaming Co.*..........       544,309
      2,117   Aztar Corp.*................        47,632
      1,747   Bally Total Fitness Holding
              Corp.*......................        12,229
      2,330   Bob Evans Farms.............        75,632
      1,747   Boca Resorts, Inc.*.........        26,135
      2,155   Boyd Gaming Corp. ..........        34,782
        995   California Pizza Kitchen,
              Inc.*.......................        20,029
      3,222   CBRL Group, Inc. ...........       123,274
      1,647   CEC Entertainment, Inc.*....        78,051
      3,160   Cheesecake Factory (The)*...       139,135
        600   Chicago Pizza & Brewery,
              Inc.*.......................         8,952
      7,003   Choice Hotels International,
              Inc.*.......................       246,856
        367   Churchill Downs, Inc. ......        13,286
      2,900   CKE Restaurants, Inc.*......        18,531
        800   Dave & Buster's, Inc.*......        10,144
        697   Dover Downs Gaming &
              Entertainment, Inc. ........         6,594
        996   Dover Motorsports, Inc. ....         3,486
      4,689   Extended Stay America,
              Inc.*.......................        67,897
        780   Gaylord Entertainment Co.*..        23,283
      3,594   GTECH Holdings Corp. .......       177,867
      1,421   IHOP Corp. .................        54,680
      2,104   International Speedway
              Corp. ......................        93,965
        992   Isle of Capri Casinos,
              Inc.*.......................        21,298
      2,301   Jack in the Box, Inc.*......        49,149
      4,033   Krispy Kreme Doughnuts,
              Inc.*.......................       147,608
      1,534   Landry's Restaurants,
              Inc. .......................        39,454

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,200   Leapfrog Enterprises,
              Inc.*.......................  $     31,836
        834   Lone Star Steakhouse &
              Saloon......................        19,332
      2,500   Magna Entertainment Corp.*
              Class A.....................        12,675
      3,451   Mandalay Resort Group.......       154,329
      1,392   Marcus Corp. ...............        22,829
      1,476   MTR Gaming Group, Inc.*.....        15,203
        791   Multimedia Games, Inc.*.....        32,510
      1,049   Navigant International,
              Inc.*.......................        14,529
      1,164   O'Charleys, Inc.*...........        20,894
      4,189   Outback Steakhouse, Inc. ...       185,196
     12,090   Panera Bread Co.*...........       477,918
        780   Papa John's International,
              Inc.*.......................        26,036
     19,064   Park Place Entertainment
              Corp.*......................       206,463
      2,108   Penn National Gaming,
              Inc.*.......................        48,653
      7,791   PF Chang's China Bistro,
              Inc.*.......................       396,406
      1,550   Pinnacle Entertainment,
              Inc.*.......................        14,446
      2,168   Prime Hospitality Corp.*....        22,114
     28,710   Rare Hospitality
              International, Inc.*........       701,672
        600   Red Robin Gourmet Burgers,
              Inc.*.......................        18,264
      4,193   Ruby Tuesday, Inc. .........       119,459
      2,657   Ryan's Family Steak Houses,
              Inc.*.......................        40,227
      3,142   Scientific Games Corp.*.....        53,445
      1,123   Shuffle Master, Inc.*.......        38,878
      6,311   Six Flags, Inc.*............        47,459
     26,067   Sonic Corp.*................       798,171
        938   Speedway Motorsports,
              Inc. .......................        27,127
      2,379   Station Casinos, Inc. ......        72,869
      1,492   Steak n Shake Co. (The)*....        26,632
      1,189   Vail Resorts, Inc.*.........        20,213

Shares                                         Value
--------------------------------------------------------
      1,602   WMS Industries, Inc.*.......  $     41,972
      1,900   Wynn Resorts Ltd.*..........        53,219
                                            ------------
                                               6,259,012
                                            ------------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS -- 1.0%
      4,334   American Greetings Corp.*...        94,785
      1,480   Applica, Inc.*..............        11,248
        500   Bassett Furniture
              Industries, Inc. ...........         8,250
        909   Beazer Homes USA, Inc. .....        88,773
      2,130   Blyth, Inc. ................        68,629
      3,126   Champion Enterprises,
              Inc.*.......................        21,882
        424   CSS Industries, Inc. .......        13,148
        600   Department 56*..............         7,860
        300   Dominion Homes, Inc.*.......         9,099
      1,000   Emerson Radio Corp.*........         3,760
      2,230   Ethan Allen Interiors,
              Inc. .......................        93,392
     20,770   Fleetwood Enterprises,
              Inc.*.......................       213,100
      3,226   Furniture Brands
              International, Inc. ........        94,619
      3,494   Harman International
              Industries, Inc. ...........       258,486
        300   Hooker Furniture Corp. .....        12,240
      1,049   Hovnanian Enterprises,
              Inc.*.......................        91,326
      3,484   Interface, Inc.*............        19,266
      2,725   KB Home.....................       197,617
      1,358   Kimball International.......        21,117
      3,920   La-Z-Boy, Inc. .............        82,242
      1,847   Lancaster Colony Corp. .....        83,410
        809   Libbey, Inc. ...............        23,040
        686   M/I Schottenstein Homes,
              Inc. .......................        26,788
     25,379   Matthews International
              Corp. ......................       750,965
      5,473   Maytag Corp. ...............       152,423
      1,103   MDC Holdings, Inc. .........        71,143
      1,184   Meritage Corp.*.............        78,511

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        343   Mestek, Inc.*...............  $      6,606
        728   Modtech Holdings, Inc.*.....         6,122
        213   National Presto Industries,
              Inc. .......................         7,700
        373   NVR, Inc.*..................       173,818
        967   Oneida Ltd*.................         5,696
        980   Palm Harbor Homes, Inc.*....        17,513
        625   Russ Berrie & Co., Inc. ....        21,187
      1,723   Ryland Group, Inc. .........       152,727
        354   Skyline Corp. ..............        12,344
      4,029   Snap-On, Inc. ..............       129,895
      2,205   Standard-Pacific Corp. .....       107,053
        285   Stanley Furniture Co.,
              Inc. .......................         8,977
      4,247   Stanley Works...............       160,834
         43   Technical Olympic USA,
              Inc.*.......................         1,184
      3,058   Toll Brothers, Inc.*........       121,586
      1,768   Topps Co. (The).............        18,140
      1,592   Toro Co. ...................        73,869
      3,451   Tupperware Corp. ...........        59,840
      1,138   Universal Electronics,
              Inc.*.......................        14,498
      1,100   WCI Communities, Inc.*......        22,671
        300   William Lyon Homes, Inc.*...        18,831
      2,138   Yankee Candle Co., Inc.*....        58,432
                                            ------------
                                               3,796,642
                                            ------------
HOUSEHOLD PRODUCTS -- 0.1%
      2,530   Church & Dwight, Inc. ......       100,188
      6,440   Dial Corp. (The)............       183,347
      1,196   WD-40 Co. ..................        42,290
                                            ------------
                                                 325,825
                                            ------------
INDUSTRIAL MACHINERY -- 3.2%
        577   A.S.V., Inc.*...............        21,557
      1,400   Actuant Corp.*..............        50,680
    136,222   Agco Corp.*.................     2,743,511
        300   Alamo Group, Inc. ..........         4,578
      1,692   Albany International
              Corp. ......................        57,359
      1,338   Astec Industries, Inc.*.....        16,417

Shares                                         Value
--------------------------------------------------------
        838   Barnes Group, Inc. .........  $     27,076
        400   BHA Group Holdings, Inc. ...        10,060
      1,505   Briggs & Stratton...........       101,437
        815   Cascade Corp. ..............        18,175
        600   Ceradyne, Inc.*.............        20,436
        728   Circor International,
              Inc. .......................        17,545
      1,634   Clarcor, Inc. ..............        72,059
      2,393   Cummins, Inc. ..............       117,113
      1,109   Cuno, Inc.*.................        49,938
     14,725   Dionex Corp.*...............       677,644
      2,629   Donaldson Co., Inc. ........       155,532
      1,300   EnPro Industries, Inc.*.....        18,135
        896   ESCO Technologies, Inc.*....        39,110
      1,380   Esterline Technologies
              Corp.*......................        36,805
      3,030   Flowserve Corp.*............        63,266
        996   Gardner Denver, Inc.*.......        23,775
        385   Gorman-Rupp Co. (The).......        10,164
      3,023   Graco, Inc. ................       121,222
        500   Greenbrier Companies,
              Inc.*.......................         8,375
      2,762   Harsco Corp. ...............       121,031
      3,361   IDEX Corp. .................       139,784
      3,172   JLG Industries, Inc. .......        48,310
     42,000   Joy Global, Inc. ...........     1,098,300
        856   Kadant, Inc.*...............        18,532
      1,847   Kaydon Corp. ...............        47,726
      2,247   Kennametal, Inc. ...........        89,318
      2,117   Lincoln Electric Holdings,
              Inc. .......................        52,375
    118,325   Lindsay Manufacturing Co. ..     2,987,706
      1,763   Manitowoc Co. ..............        55,006
      2,159   Milacron, Inc. .............         9,003
      2,406   Mueller Industries, Inc.*...        82,670
        283   NACCO Industries, Inc. .....        25,323
      3,722   Navistar International*.....       178,247
      1,647   Nordson Corp. ..............        56,871
      6,451   Oshkosh Truck Corp. ........       329,195
      7,628   Pall Corp. .................       204,659

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      3,297   Pentair, Inc. ..............  $    150,673
        343   Quixote Corp. ..............         8,373
      1,621   Reliance Steel & Aluminum
              Co. ........................        53,833
        846   Robbins & Myers, Inc. ......        16,066
        921   Sauer-Danfoss, Inc. ........        14,920
      5,300   SPX Corp.*..................       311,693
      1,747   Stewart & Stevenson
              Services....................        24,545
     85,729   Surebeam Corp.*.............        20,575
      1,745   Tennant Co. ................        75,558
      2,876   Terex Corp.*................        81,908
        597   Thomas Industries, Inc. ....        20,692
      3,010   Timken Co. .................        60,381
      2,372   Trinity Industries, Inc. ...        73,152
      3,143   UNOVA, Inc.*................        72,132
      1,119   Valmont Industries, Inc. ...        25,905
      1,888   Wabash National Corp.*......        55,318
     52,417   WABTEC Corp. ...............       893,186
      1,009   Watts Industries, Inc. .....        22,400
                                            ------------
                                              12,007,335
                                            ------------
INSURANCE -- 2.2%
     14,403   21st Century Insurance
              Group.......................       198,041
      2,002   Alfa Corp. .................        25,746
        250   Alleghany Corp.*............        55,625
      3,739   Allmerica Financial
              Corp. ......................       115,049
      2,230   American Financial Group,
              Inc. .......................        59,006
        700   American Medical Security
              Group, Inc.*................        15,694
        725   American National
              Insurance...................        61,168
        600   American Physicians Capital,
              Inc.*.......................        11,040
      2,642   Amerus Group Co. ...........        92,391
      1,609   Argonaut Group, Inc.*.......        25,004
      6,015   Arthur J Gallagher & Co. ...       195,427
        370   Baldwin & Lyons, Inc. ......        10,382

Shares                                         Value
--------------------------------------------------------
      3,384   Brown & Brown, Inc. ........  $    110,352
      2,056   Citizens, Inc.*.............        19,388
        709   CNA Surety Corp.*...........         6,743
      1,634   Commerce Group, Inc. .......        64,543
        301   Crawford & Co. .............         2,125
      1,767   Delphi Financial Group......        63,612
        400   Donegal Group, Inc. -- Class
              A...........................         8,808
        200   EMC INS Group, Inc. ........         4,228
      1,706   Erie Indemnity Co. .........        72,300
        696   FBL Financial Group,
              Inc. .......................        17,957
        600   Financial Industries
              Corp.*......................         8,460
     17,581   First American Corp. .......       523,386
      3,939   Fremont General Corp. ......        66,608
        283   Great American Financial
              Resources, Inc. ............         4,590
      1,967   Harleysville Group, Inc. ...        39,124
      4,226   HCC Insurance Holdings,
              Inc. .......................       134,387
        985   HealthExtras, Inc.*.........        13,199
     18,540   Hilb Rogal & Hamilton
              Co. ........................       594,578
      2,414   Horace Mann Educators
              Corp. ......................        33,724
        100   Independence Holding Co. ...         2,392
        800   Infinity Property & Casualty
              Corp. ......................        26,440
        222   Kansas City Life Ins Co. ...        10,256
      1,238   Landamerica Financial Group,
              Inc. .......................        64,698
        580   Markel Corp.*...............       147,036
      1,786   Mercury General Corp. ......        83,138
        666   Midland Co. (The)...........        15,731
      2,968   Mony Group, Inc.*...........        92,869
        162   National Western Life
              INS*........................        25,086
      6,016   Navigators Group, Inc.*.....       185,714
         43   NYMAGIC, Inc. ..............         1,179
      1,000   Odyssey Re Holdings
              Corp. ......................        22,550

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      3,946   Ohio Casualty Corp.*........  $     68,502
        600   Penn-America Group, Inc. ...         7,962
        983   Philadelphia Consolidated
              Holding Co.*................        48,000
    153,400   Phoenix Cos., Inc. (The)....     1,846,936
        567   Pico Holdings, Inc.*........         8,885
      1,480   PMA Capital Corp.*..........         7,578
     24,200   PMI Group, Inc. (The).......       900,966
      1,541   Presidential Life Corp. ....        20,280
      5,918   ProAssurance Corp.*.........       190,264
      4,351   Protective Life Corp. ......       147,238
      1,680   Reinsurance Group of
              America.....................        64,932
      1,308   RLI Corp. ..................        48,998
        600   Safety Insurance Group,
              Inc. .......................        10,266
     19,251   Selective Insurance Group...       622,962
      1,917   StanCorp. Financial Group,
              Inc. .......................       120,541
        796   State Auto Financial
              Corp. ......................        18,618
      1,125   Stewart Information Services
              Corp. ......................        45,619
      9,138   Triad Guaranty, Inc.*.......       460,098
      2,559   UICI*.......................        33,983
        585   United Fire & Casualty
              Co. ........................        23,611
      2,984   Unitrin, Inc. ..............       123,567
      2,006   Universal American Financial
              Corp.*......................        19,879
      1,400   USI Holdings Corp.*.........        18,270
         87   Wesco Financial Corp. ......        30,624
      4,362   WR Berkley Corp. ...........       152,452
        625   Zenith National Insurance
              Corp. ......................        20,344
                                            ------------
                                               8,391,149
                                            ------------
LEISURE TIME -- 0.5%
        900   Action Performance Cos.,
              Inc. .......................        17,640
      1,080   Arctic Cat, Inc. ...........        26,676
      1,006   Boyds Collection Ltd.*......         4,275

Shares                                         Value
--------------------------------------------------------
      5,685   Brunswick Corp. ............  $    180,953
      4,502   Callaway Golf Co. ..........        75,859
      1,992   Concord Camera Corp.*.......        18,426
      9,549   Hasbro, Inc. ...............       203,203
      1,866   Jakks Pacific, Inc.*........        24,557
      1,734   K2, Inc.*...................        26,374
      1,000   M & F Worldwide Corp.*......        13,360
        600   Marine Products Corp. ......        11,280
        600   MarineMax, Inc.*............        11,658
      2,100   Marvel Enterprises, Inc.*...        61,131
      1,576   Midway Games, Inc.*.........         6,115
      1,695   Nautilus Group, Inc. .......        23,815
      1,792   Oakley, Inc. ...............        24,801
      1,463   Polaris Industries, Inc. ...       129,592
        777   RC2 Corp.*..................        16,123
     28,005   SCP Pool Corp.*.............       915,203
        464   Steinway Musical
              Instruments*................        11,461
      1,621   Sturm Ruger & Co., Inc. ....        18,431
                                            ------------
                                               1,820,933
                                            ------------
MINING -- 2.9%
      6,585   AK Steel Holding Corp.*.....        33,583
     80,002   Allegheny Technologies,
              Inc. .......................     1,057,626
     27,029   Arch Coal, Inc. ............       842,494
        709   Brush Engineered Materials,
              Inc.*.......................        10,855
      1,251   Carpenter Technology........        36,992
        638   Century Aluminum Co.*.......        12,128
        554   Cleveland-Cliffs, Inc.*.....        28,226
     13,700   Coeur D'alene Mines
              Corp.*......................        79,186
      1,804   Commercial Metals Co. ......        54,842
      1,634   Consol Energy, Inc. ........        42,321
        654   Gibraltar Steel Corp. ......        16,448
    121,255   GrafTech International
              Ltd.*.......................     1,636,942
      7,304   Hecla Mining Co.*...........        60,550
     22,600   IPSCO, Inc. ................       419,682

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,600   Liquidmetal Technologies,
              Inc.*.......................  $      4,544
     45,972   Massey Energy Co. ..........       956,218
        600   NN, Inc. ...................         7,554
      2,100   Peabody Energy Corp. .......        87,591
     20,800   Phelps Dodge Corp.*.........     1,582,672
      1,096   Quanex Corp. ...............        50,526
        997   Royal Gold, Inc. ...........        20,867
      1,409   RTI International Metals,
              Inc.*.......................        23,770
      1,350   Ryerson Tull, Inc. .........        15,458
        600   Schnitzer Steel Industries,
              Inc. .......................        36,300
        934   Southern Peru Copper
              Corp. ......................        44,047
      2,684   Steel Dynamics, Inc.*.......        63,047
      3,077   Stillwater Mining Co.*......        29,447
     69,115   United States Steel
              Corp. ......................     2,420,407
    130,915   USEC, Inc. .................     1,099,686
        277   Westmoreland Coal Co.*......         4,848
      4,430   Worthington Industries,
              Inc. .......................        79,873
                                            ------------
                                              10,858,730
                                            ------------
MISCELLANEOUS -- 0.2%
        600   Aceto Corp. ................        15,324
      1,138   Advanced Marketing
              Services....................        12,973
      1,315   Applied Industrial
              Technologies, Inc. .........        31,376
      4,048   Fastenal Co. ...............       202,157
      3,084   Federal Signal Corp. .......        54,032
      1,421   Handleman Co. ..............        29,173
        260   Kronos Worldwide, Inc.*.....         5,772
        354   Lawson Products.............        11,746
      1,559   MSC Industrial Direct
              Co. ........................        42,872
      8,497   Pegasus Communications
              Corp.*......................       238,596
        700   Seabulk International
              Inc.*.......................         5,684
        138   Security Bank Corp. ........         4,347

Shares                                         Value
--------------------------------------------------------
      1,093   SoundView Technology Group,
              Inc.*.......................  $     16,931
      1,347   WESCO International, Inc.*..        11,921
      1,000   West Bancorporation.........        17,300
      2,650   Zhone Technologies, Inc.*...        13,091
                                            ------------
                                                 713,295
                                            ------------
PAPER -- 0.5%
      4,482   Boise Cascade Corp. ........       147,278
      3,497   Bowater, Inc. ..............       161,946
     52,534   Buckeye Technologies,
              Inc.*.......................       527,967
        696   Deltic Timber Corp. ........        21,158
      1,817   Glatfelter..................        22,622
      7,231   Louisiana-Pacific Corp.*....       129,290
        996   Pope & Talbot, Inc. ........        17,540
      1,876   Potlatch Corp. .............        65,229
      4,024   Rayonier, Inc. REIT.........       167,036
     39,940   Wausau-Mosinee Paper
              Corp. ......................       539,989
                                            ------------
                                               1,800,055
                                            ------------
RAILROADS & EQUIPMENT -- 0.8%
      1,438   Arkansas Best Corp. ........        45,139
        506   Covenant Transport, Inc.*...         9,619
      1,663   Dollar Thrifty Automotive
              Group*......................        43,138
        967   Florida East Coast
              Industries..................        32,008
      2,726   GATX Corp. .................        76,274
        800   Genesee & Wyoming, Inc.*....        25,200
     19,222   Heartland Express, Inc. ....       464,980
      4,000   Kansas City Southern*.......        57,280
      1,566   Knight Transportation,
              Inc.*.......................        40,168
     20,234   Landstar System, Inc.*......       769,701
        700   Old Dominion Freight Line*..        23,856
        308   P.A.M Transportation
              Services*...................         6,570
      1,400   Pacer International,
              Inc.*.......................        28,308
      2,128   RailAmerica, Inc.*..........        25,110
        831   SCS Transportation, Inc.*...        14,609

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      3,484   Swift Transportation Co.,
              Inc.*.......................  $     73,234
        200   US Xpress Enterprises,
              Inc.*.......................         2,450
     41,102   USF Corp. ..................     1,405,277
      3,175   Werner Enterprises, Inc. ...        61,881
                                            ------------
                                               3,204,802
                                            ------------
REAL ESTATE -- 3.9%
        900   Acadia Realty Trust REIT....        11,250
      4,414   Alexander's, Inc. REIT*.....       550,249
     12,949   Alexandria Real Estate
              Equities, Inc. REIT.........       749,747
      5,118   AMB Property Corp. REIT.....       168,280
     23,000   American Financial Realty
              Trust REIT..................       392,150
     19,617   American Home Mortgage
              Investment Corp. REIT.......       441,579
        327   American Land Lease, Inc.
              REIT........................         6,524
        500   American Mortgage Acceptance
              Co. ........................         8,150
      1,167   AMLI Residential Properties
              REIT........................        31,276
      6,300   Annaly Mortgage Management,
              Inc. REIT...................       115,920
      3,300   Anthracite Capital, Inc.
              REIT........................        36,531
      2,623   Anworth Mortgage Asset
              Corp. ......................        36,538
      3,893   Arden Realty, Inc. REIT.....       118,114
        800   Associated Estates Realty
              REIT........................         5,848
      4,201   Avalonbay Communities, Inc.
              REIT........................       200,808
        300   Avatar Holdings, Inc.*......        11,082
        921   Bedford Property Investors
              REIT........................        26,368
      1,167   Boykin Lodging Co. REIT.....        10,678
      1,759   Brandywine Realty Trust
              REIT........................        47,088

Shares                                         Value
--------------------------------------------------------
      3,284   BRE Properties REIT.........  $    109,686
      1,200   Brookfield Homes Corp. .....        30,924
        377   BRT Realty Trust REIT.......        10,876
      2,301   Camden Property Trust REIT..       101,934
      9,236   Capital Automotive Reit
              REIT........................       295,552
        539   Capstead Mortgage Corp.
              REIT........................         9,044
      3,577   Carramerica Realty Corp.
              REIT........................       106,523
      6,096   Catellus Development Corp.
              REIT........................       147,035
      1,465   CBL & Associates Properties,
              Inc. REIT...................        82,772
      1,563   Centerpoint Properties Trust
              REIT........................       117,069
      2,418   Chelsea Property Group, Inc.
              REIT........................       132,531
      1,221   Colonial Properties Trust
              REIT........................        48,352
      2,951   Commercial Net Lease Realty
              REIT........................        52,528
        400   Consolidated-Tomoka Land Co.
              (Florida)...................        13,080
      3,556   Cornerstone Realty, Income
              Trust, Inc. REIT............        31,151
      1,853   Corporate Office Properties
              Trust SBI MD REIT...........        38,913
        700   Correctional Properties
              Trust REIT..................        20,160
      2,236   Corrections Corp. of
              America*....................        64,464
      2,378   Cousins Properties, Inc.
              REIT........................        72,767
     79,169   Crescent Real Estate EQT Co.
              REIT........................     1,356,165
        800   Criimi Mae, Inc. REIT*......         8,344
      5,030   Developers Diversified
              Realty Corp. REIT...........       168,857
      1,309   Eastgroup Properties REIT...        42,385

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,438   Entertainment Properties
              Trust REIT..................  $     49,913
    113,354   Equity Inns, Inc. REIT......     1,025,854
      1,804   Equity One, Inc. REIT.......        30,451
      1,280   Essex Property Trust, Inc.
              REIT........................        82,202
      3,001   Federal Realty Invs Trust
              REIT........................       115,208
      3,497   FelCor Lodging Trust, Inc.
              REIT*.......................        38,747
      2,601   First Industrial Realty
              Trust, Inc. REIT............        87,784
      2,063   Forest City Enterprises,
              Inc. .......................        98,013
      1,834   Gables Residential Trust
              REIT........................        63,713
      1,106   Getty Realty Corp. REIT.....        28,922
        976   Glenborough Realty Trust,
              Inc. REIT...................        19,471
      1,976   Glimcher Realty Trust REIT..        44,223
      1,000   Great Lakes REIT............        15,700
      4,497   Health Care Property
              Investors, Inc. REIT........       228,448
      3,396   Health Care, Inc. REIT......       122,256
      2,921   Healthcare Realty Trust,
              Inc. REIT...................       104,426
      1,200   Heritage Property Investment
              Trust, Inc. REIT............        34,140
      3,723   Highwoods Properties, Inc.
              REIT........................        94,564
      2,128   Home Properties of NY, Inc.
              REIT........................        85,950
      3,968   Hospitality Properties Trust
              REIT........................       163,799
     18,972   Host Marriott Corp. REIT*...       233,735
      9,367   HRPT Properties Trust REIT..        94,513
     51,100   IMPAC Mortgage Holdings,
              Inc. REIT...................       930,531
      1,659   Innkeepers USA Trust REIT...        13,886

Shares                                         Value
--------------------------------------------------------
      2,717   Investors Real Estate Trust
              REIT........................  $     26,898
      2,253   Jones Lang LaSalle, Inc.*...        46,705
      1,663   Keystone Property Trust
              REIT........................        36,736
      1,634   Kilroy Realty Corp. REIT....        53,513
     18,705   Koger Equity, Inc. REIT.....       391,496
      1,306   Kramont Realty Trust REIT...        23,639
      9,300   La Quinta Corp.*............        59,613
      1,467   LaSalle Hotel Properties
              REIT........................        27,213
      2,624   Lexington Corporate
              Properties Trust REIT.......        52,979
      5,277   Liberty Property Trust
              REIT........................       205,275
      1,334   LNR Property Corp. .........        66,046
        800   LTC Properties, Inc. REIT...        11,792
      3,917   Macerich Co. (The) REIT.....       174,306
      3,826   Mack-Cali Realty Corp.
              REIT........................       159,238
        980   Manufactured Home
              Communities, Inc. REIT......        36,897
      4,059   Meristar Hospitality Corp.
              REIT*.......................        26,424
      3,900   MFA Mortgage Investments,
              Inc. REIT...................        38,025
      1,150   Mid-America Apartment
              Communities, Inc. REIT......        38,617
      2,580   Mills Corp. (The) REIT......       113,520
        813   Mission West Properties
              REIT........................        10,528
      1,676   National Health Investors,
              Inc. REIT...................        41,699
        500   National Health Realty, Inc.
              REIT........................         9,850
      4,129   Nationwide Health
              Properties, Inc. REIT.......        80,722
      6,698   New Plan Excel Realty Trust
              REIT........................       165,240
      2,000   Newcastle Investment Corp.
              REIT........................        54,200

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,400   Novastar Financial, Inc.
              REIT........................  $     60,144
      1,400   Omega Healthcare Investors,
              Inc. REIT...................        13,062
      2,709   Pan Pacific Retail
              Properties, Inc. REIT.......       129,084
        754   Parkway Properties, Inc.
              REIT........................        31,366
      9,001   Pennsylvania Real Estate
              Investment Trust REIT.......       326,736
      2,172   Post Properties, Inc.
              REIT........................        60,642
      2,330   Prentiss Properties Trust
              REIT........................        76,867
        600   Price Legacy Corp.*REIT.....         2,286
        792   PS Business Parks, Inc.
              REIT........................        32,678
      1,500   RAIT Investment Trust REIT..        38,400
        800   Ramco-Gershenson Properties
              Trust REIT..................        22,640
      2,606   Realty, Income Corp. REIT...       104,240
      3,410   Reckson Associates Realty
              Corp. REIT..................        82,863
        885   Redwood Trust, Inc. REIT....        45,002
      1,747   Regency Centers Corp. REIT..        69,618
        693   Saul Centers, Inc. REIT.....        19,868
      3,150   Senior Housing Properties
              Trust REIT..................        54,274
      3,076   Shurgard Storage Centers,
              Inc. REIT...................       115,811
        600   Sizeler Property Investors
              REIT........................         6,426
      2,263   SL Green Realty Corp. REIT..        92,896
        925   Sovran Self Storage, Inc.
              REIT........................        34,364
      2,105   St. Joe Co. (The)...........        78,495
      1,683   Summit Properties, Inc.
              REIT........................        40,426
        880   Sun Communities, Inc. REIT..        34,056
        413   Tanger Factory Outlet Centrs
              REIT........................        16,809

Shares                                         Value
--------------------------------------------------------
        520   Tarragon Realty Investors,
              Inc. REIT*..................  $      8,585
      2,798   Taubman Centers, Inc. REIT..        57,639
      4,913   Thornburg Mortgage, Inc.
              REIT........................       133,634
     16,907   Town & Country Trust (The)
              REIT........................       428,592
      2,299   Trammell Crow Co.*..........        30,462
        267   Transcontinental Realty
              Investors, Inc. REIT*.......         4,467
      5,300   Trizec Properties, Inc.
              REIT........................        81,620
      8,363   United Dominion Realty
              Trust, Inc. REIT............       160,570
        354   United Mobile Homes, Inc.
              REIT........................         6,022
        800   Universal Health Realty
              Trust Income REIT...........        24,080
      1,628   Urstadt Biddle Properties,
              Inc. Class A, REIT..........        23,036
      1,700   US Restaurant Properties,
              Inc. REIT...................        28,968
      4,948   Ventas, Inc. REIT...........       108,856
      2,459   Washington Real Estate
              Investment Trust REIT.......        71,803
      3,075   Weingarten Realty Investors
              REIT........................       136,376
      1,413   Winston Hotels, Inc. REIT...        14,413
                                            ------------
                                              14,695,088
                                            ------------
RETAIL GROCERY -- 2.4%
      1,847   7-Eleven, Inc.*.............        29,644
    198,600   Agrium, Inc. ...............     3,268,956
        100   Arden Group, Inc. ..........         7,750
      3,172   Casey's General Stores,
              Inc. .......................        56,018
        400   Central European
              Distribution Corp.*.........        12,640
      1,250   Duane Reade, Inc.*..........        21,150
      1,080   Great Atlantic & Pacific Tea
              Co.*........................         9,072

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        600   Ingles Markets, Inc. .......  $      6,162
      2,076   Longs Drug Stores Corp. ....        51,360
        770   Nash Finch Co. .............        17,202
      1,547   Pathmark Stores, Inc.*......        11,757
      3,059   Performance Food Group
              Co.*........................       110,644
     36,500   Potash Corp. of
              Saskatchewan................     3,156,520
     29,918   Rite Aid Corp.*.............       180,705
      2,359   Ruddick Corp. ..............        42,226
      1,192   Smart & Final, Inc.*........        12,015
      9,200   Supervalu, Inc. ............       263,028
      8,106   United Natural Foods,
              Inc.*.......................       291,087
        709   Weis Markets, Inc. .........        25,737
    114,980   Wild Oats Markets, Inc.*....     1,486,691
      5,298   Winn Dixie Stores, Inc. ....        52,715
                                            ------------
                                               9,113,079
                                            ------------
RETAIL TRADE -- 5.7%
     23,103   1-800-FLOWERS.COM, Inc.*....       255,519
      2,633   99 Cents Only Stores*.......        71,697
      1,620   Aaron Rents, Inc. ..........        32,611
      6,100   Abercrombie & Fitch Co.*....       150,731
        900   AC Moore Arts & Crafts,
              Inc.*.......................        17,334
      1,600   Advance Auto Parts*.........       130,240
      1,400   Aeropostale, Inc.*..........        38,388
      1,800   Alloy, Inc.*................         9,378
        400   America's Car-Mart, Inc.*...        10,768
      3,588   American Eagle
              Outfitters*.................        58,843
      3,091   AnnTaylor Stores Corp.*.....       120,549
        700   Asbury Automotive Group,
              Inc.*.......................        12,537
      2,939   Barnes & Noble, Inc.*.......        96,546
        442   Bebe Stores, Inc.*..........        11,488
        800   Big 5 Sporting Goods
              Corp.*......................        16,760
      7,908   Big Lots, Inc.*.............       112,373
     29,610   BJ's Wholesale Club,
              Inc.*.......................       679,846
        500   Blair Corp. ................        12,170

Shares                                         Value
--------------------------------------------------------
      2,200   Blockbuster, Inc. ..........  $     39,490
     26,772   Blue Rhino Corp.*...........       371,863
     18,362   Bombay Co., Inc. (The)*.....       149,467
     62,000   Bon-Ton Stores, Inc.
              (The).......................       688,200
     55,273   Borders Group, Inc. ........     1,211,584
        750   Brookstone, Inc.*...........        15,983
        354   Buckle, Inc. (The)..........         7,841
        600   Building Material Holding
              Corp. ......................         9,318
      1,380   Burlington Coat Factory
              Warehouse Corp. ............        29,201
      7,083   Carmax, Inc.*...............       219,077
     21,152   Casual Male Retail Group,
              Inc.*.......................       146,795
      1,250   Cato Corp. (The)............        25,625
     47,103   Charlotte Russe Holding,
              Inc.*.......................       652,848
      7,436   Charming Shoppes*...........        40,154
      5,750   Chico's FAS, Inc.*..........       212,462
      8,256   Childrens Place*............       220,683
      2,332   Christopher & Banks
              Corp. ......................        45,544
     12,500   Circuit City Stores,
              Inc. .......................       126,625
     69,002   Claire's Stores, Inc. ......     1,299,998
        919   Coldwater Creek, Inc.*......        10,109
        691   Cole National Corp.*........        13,820
      1,600   Compucom Systems, Inc.*.....         8,384
      4,458   Copart, Inc.*...............        73,557
     18,772   Cost Plus, Inc.*............       769,652
      2,121   CSK Auto Corp.*.............        39,811
        164   Deb Shops, Inc. ............         3,526
      4,867   Dick's Sporting Goods,
              Inc.*.......................       236,828
      4,227   Dillards, Inc. .............        69,576
      1,576   Dress Barn, Inc.*...........        23,624
      2,300   Drugstore.Com*..............        12,673
        813   Electronics Boutique
              Holdings Corp.*.............        18,610
      1,134   Finish Line*................        33,986

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        200   Finlay Enterprises, Inc.*...  $      2,826
      9,666   Foot Locker, Inc. ..........       226,668
      2,603   Fred's, Inc. ...............        80,641
      1,107   Friedman's, Inc. ...........         7,428
        300   FTD, Inc.*..................         7,392
        600   Galyans Trading Co.,
              Inc.*.......................         7,224
      1,500   GameStop Corp.*.............        23,115
      1,521   Genesco, Inc.*..............        23,013
        900   Goody's Family Clothing,
              Inc. .......................         8,424
      1,109   Group 1 Automotive, Inc.*...        40,135
     29,304   GSI Commerce, Inc.*.........       286,036
      9,568   Guitar Center, Inc.*........       311,725
      1,819   Gymboree Corp.*.............        31,341
      1,113   Hancock Fabrics, Inc. ......        16,116
      1,109   Haverty Furniture Cos.,
              Inc. .......................        22,025
        846   Hibbett Sporting Goods,
              Inc.*.......................        25,211
     46,100   Hollywood Entertainment
              Corp.*......................       633,875
     22,946   HOT Topic, Inc.*............       675,989
      1,660   Hughes Supply, Inc. ........        82,369
      2,917   Insight Enterprises,
              Inc.*.......................        54,840
      1,559   Intertan, Inc.*.............        15,777
     12,070   J Jill Group, Inc.*.........       153,410
      1,264   Jo-Ann Stores, Inc.*........        25,786
      5,254   JOS A Bank Clothiers,
              Inc.*.......................       182,261
     21,114   Linens 'n Things, Inc.*.....       635,109
        906   Lithia Motors, Inc. ........        22,840
      2,417   Men's Wearhouse, Inc.*......        60,449
      4,534   Michaels Stores, Inc. ......       200,403
     12,535   Monro Muffler, Inc.*........       250,825
        400   Mothers Work, Inc.*.........         9,760
      1,550   Movie Gallery, Inc.*........        28,954
      2,430   Neiman-Marcus Group, Inc.*..       130,418
      6,549   Nordstrom, Inc. ............       224,631
      2,901   O'Reilly Automotive,
              Inc.*.......................       111,282
        800   Overstock.com, Inc.*........        15,888
     38,090   Pacific Sunwear of
              California*.................       804,461

Shares                                         Value
--------------------------------------------------------
        566   Pantry, Inc. (The)*.........  $     12,848
        896   Party City Corp.*...........        11,370
      4,376   Payless Shoesource, Inc.*...        58,638
        177   PC Connection, Inc.*........         1,481
      3,272   Pep Boys (The) -- Manny, Moe
              & Jack......................        74,831
      2,500   Petco Animal Supplies,
              Inc.*.......................        76,125
      9,686   Petsmart, Inc. .............       230,527
      5,994   Pier 1 Imports, Inc. .......       131,029
        449   Pomeroy IT Solutions,
              Inc.*.......................         6,618
     10,247   Priceline.com, Inc.*........       183,421
      3,008   Regis Corp. ................       118,876
      4,700   Rent-A-Center, Inc.*........       140,436
      1,063   Rent-Way, Inc.*.............         8,706
      1,000   Restoration Hardware,
              Inc.*.......................         4,750
        500   Rex Stores Corp.*...........         7,080
      8,579   Saks, Inc.*.................       129,028
      1,121   School Specialty, Inc.*.....        38,125
      1,500   Select Comfort Corp.*.......        37,140
     16,173   Sharper Image Corp.*........       528,048
        400   Shoe Carnival, Inc.*........         7,120
      2,092   ShopKo Stores, Inc.*........        31,903
      1,763   Sonic Automotive, Inc. .....        40,408
      1,100   Stage Stores, Inc.*.........        30,690
      2,907   Stamps.com, Inc.*...........        18,023
      1,488   Stein Mart, Inc.*...........        12,261
      2,800   Summit America Television,
              Inc.*.......................        10,976
        900   Systemax, Inc.*.............         5,994
      1,692   Talbots, Inc. ..............        52,080
      1,176   TBC Corp.*..................        30,353
     85,704   Too, Inc.*..................     1,446,684
     77,800   Toys 'R' Us, Inc.*..........       983,392
      2,000   Tractor Supply Co.*.........        77,780
     56,600   Trans World Entertainment*..       402,992
      2,476   Triarc Cos., Inc. -- Class
              B*..........................        26,691
      4,079   Tuesday Morning Corp.*......       123,390

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,109   Tweeter Home Entertainment
              Group, Inc.*................  $     10,480
     27,241   Ultimate Electronics,
              Inc.*.......................       207,849
     15,559   United Auto Group, Inc. ....       486,997
      3,488   United Rentals, Inc.*.......        67,179
     14,418   Urban Outfitters, Inc.*.....       534,187
     12,697   Valuevision Media, Inc.*....       212,040
     21,514   West Marine, Inc.*..........       598,304
      1,638   Wet Seal, Inc. (The)*.......        16,200
        600   Whitehall Jewellers,
              Inc.*.......................         5,922
      1,467   Wilsons The Leather
              Experts*....................         5,120
      1,726   Zale Corp.*.................        91,823
                                            ------------
                                              21,439,254
                                            ------------
SHIPBUILDING -- 0.5%
      2,888   Alexander & Baldwin,
              Inc. .......................        97,297
     49,863   Kirby Corp.*................     1,739,221
        400   Maritrans, Inc. ............         6,684
        934   Overseas Shipholding Group..        31,803
                                            ------------
                                               1,875,005
                                            ------------
SOFTWARE -- 8.8%
      5,775   Activision, Inc.*...........       105,105
      4,548   Acxiom Corp.*...............        84,456
      9,730   Advent Software, Inc.*......       169,594
      3,134   Agile Software Corp.*.......        31,027
      7,300   Akamai Technologies,
              Inc.*.......................        78,475
      2,150   Allscripts Healthcare
              Solutions, Inc.*............        11,438
        700   Altiris, Inc.*..............        25,536
      2,876   American Management
              Systems*....................        43,341
        700   Ansoft Corp.*...............         8,981
     14,169   Ansys, Inc.*................       562,509
      1,200   Anteon International
              Corp.*......................        43,260
     65,103   Ariba, Inc.*................       195,309
      3,981   Ascential Software Corp.*...       103,227

Shares                                         Value
--------------------------------------------------------
      2,400   Asiainfo Holdings, Inc.*....  $     16,032
     25,005   Ask Jeeves, Inc.*...........       453,091
     32,391   Aspen Technology, Inc.*.....       332,332
        680   Atari, Inc.*................         2,856
      2,400   Autobytel, Inc.*............        21,792
      7,752   Autodesk, Inc. .............       190,544
        966   Barra, Inc.*................        34,283
     10,676   Bearingpoint, Inc.*.........       107,721
      4,681   Borland Software Corp.*.....        45,546
      1,600   Broadvision, Inc.*..........         6,816
      6,751   Caci International, Inc.*...       328,234
        185   Catapult Communications
              Corp.*......................         2,683
      3,884   Ciber, Inc.*................        33,635
    134,336   CMGI, Inc.*.................       239,118
      6,671   CNET Networks, Inc.*........        45,496
      4,222   Cognizant Technology
              Solutions Corp.*............       192,692
      1,800   Computer Horizons Corp.*....         7,074
     25,400   Compuware Corp.*............       153,416
      1,300   Concord Communications,
              Inc.*.......................        25,961
      1,500   Concur Technologies,
              Inc.*.......................        14,520
      1,309   Datastream Systems, Inc.*...        10,276
     46,371   Dendrite International,
              Inc.*.......................       726,634
     29,421   Digimarc Corp.*.............       391,299
    129,970   Digital Generation Systems,
              Inc.*.......................       291,133
     22,357   Digital Insight Corp.*......       556,689
     10,991   Digital River, Inc.*........       242,901
      2,200   Digitalthink, Inc.*.........         6,182
      1,469   Digitas, Inc.*..............        13,691
      4,425   E.piphany, Inc.*............        31,904
      7,963   Earthlink, Inc.*............        79,630
    201,384   Eclipsys Corp.*.............     2,344,110
      1,000   eCollege.com, Inc.*.........        18,460

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
      1,213   Embarcadero Technologies,
              Inc.*.......................  $     19,347
      2,543   Entrust, Inc.*..............        10,375
      2,400   Epicor Software Corp.*......        30,624
      1,027   EPIQ Systems, Inc.*.........        17,593
    111,000   Evans & Sutherland Computer
              Co.*........................       499,500
      2,932   Fair Isaac Corp. ...........       144,137
      2,288   Filenet Corp.*..............        61,959
        700   FindWhat.com*...............        13,125
     13,071   Forrester Research, Inc.*...       233,579
     77,186   FreeMarkets, Inc.*..........       516,374
      5,531   Gartner, Inc.*..............        62,556
      1,300   Gerber Scientific, Inc.*....        10,348
        600   Group 1 Software, Inc.*.....        10,572
      5,500   Homestore, Inc.*............        26,015
     25,761   Hyperion Solutions Corp.*...       776,437
      1,038   IDX Systems Corp.*..........        27,839
      1,200   iGate Corp.*................         9,420
     26,365   Inet Technologies, Inc.*....       316,380
      4,510   Informatica Corp.*..........        46,453
      1,600   Infospace, Inc.*............        36,880
        628   Integral Systems, Inc.*.....        13,515
      3,100   Intelidata Technologies
              Corp.*......................         5,115
      2,605   Internet Security
              Systems*....................        49,052
      2,200   InterVoice, Inc.*...........        26,114
     19,448   Interwoven, Inc.*...........       245,823
      1,200   j2 Global Communications,
              Inc.*.......................        29,724
      4,506   Jack Henry & Associates,
              Inc. .......................        92,734
      2,080   JDA Software Group, Inc.*...        34,341
      3,510   Keane, Inc.*................        51,386
      1,479   Keynote Systems, Inc.*......        17,600
      2,107   KFX, Inc.*..................        15,908
      5,751   Kronos, Inc.*...............       227,797

Shares                                         Value
--------------------------------------------------------
      3,200   Lawson Software, Inc.*......  $     26,336
     20,592   Lionbridge Technologies,
              Inc.*.......................       197,889
    203,726   Looksmart*..................       315,775
      4,299   Macromedia, Inc.*...........        76,694
      1,500   Magma Design Automation,
              Inc.*.......................        35,010
      1,566   Manhattan Associates,
              Inc.*.......................        43,284
     25,344   Mantech International
              Corp.*......................       632,333
      4,264   Manugistics Group, Inc.*....        26,650
      1,100   MAPICS, Inc.*...............        14,399
      2,613   Matrixone, Inc.*............        16,096
     31,786   Mentor Graphics Corp.*......       462,168
     66,178   Micromuse, Inc.*............       456,628
     18,215   Micros Systems, Inc.*.......       789,802
      8,378   MicroStrategy, Inc.*........       439,677
        810   Mobius Management Systems,
              Inc.*.......................        10,247
      6,366   MPS Group, Inc.*............        59,522
     30,105   MRO Software, Inc.*.........       405,213
      1,491   MSC.Software Corp.*.........        14,090
        653   Nassda Corp.*...............         4,734
      2,105   National Instruments
              Corp. ......................        95,714
        600   Neoforma, Inc.*.............         6,384
      2,054   Net2Phone, Inc.*............        13,967
     66,273   Netegrity, Inc.*............       683,275
    122,177   Netiq Corp.*................     1,618,845
        342   Netratings, Inc.*...........         3,909
      1,196   Netscout Systems, Inc.*.....         9,090
     10,542   Network Associates, Inc.*...       158,552
      2,300   NIC, Inc.*..................        18,469
     24,967   Novell, Inc.*...............       262,653
     45,205   Nuance Communications,
              Inc.*.......................       345,366
      2,092   NYFIX, Inc.*................        16,631
        885   Opnet Technologies, Inc.*...        14,567
      3,000   Opsware, Inc.*..............        22,200

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
        630   PalmSource, Inc.*...........  $     13,728
     13,615   Parametric Technology
              Corp.*......................        53,643
        442   Pec Solutions, Inc.*........         7,492
        200   Pegasystems, Inc.*..........         1,724
      5,206   Perot Systems Corp.*........        70,177
      2,080   Portal Software, Inc.*......        13,998
      2,192   Priority Healthcare
              Corp.*......................        52,849
     26,852   Progress Software Corp.*....       549,392
      1,680   ProQuest Co.*...............        49,476
      2,400   Pumatech, Inc.*.............         9,552
        900   QAD, Inc.*..................        11,034
        138   Quality Systems, Inc.*......         6,153
      2,850   Quest Software, Inc.*.......        40,470
        850   Radiant Systems, Inc.*......         7,149
      1,348   Radisys Corp.*..............        22,727
     97,278   Raindance Communications,
              Inc.*.......................       267,515
      5,500   RealNetworks, Inc.*.........        31,405
      8,705   Red Hat, Inc.*..............       163,393
      2,835   Register.com*...............        14,884
        725   Renaissance Learning,
              Inc.*.......................        17,458
      3,889   Retek, Inc.*................        36,090
      4,499   Reynolds & Reynolds Co.
              (The).......................       130,696
      1,762   Roxio, Inc.*................         8,440
      3,345   RSA Security, Inc.*.........        47,499
      5,310   S1 Corp.*...................        42,746
      8,116   Safeguard Scientifics,
              Inc.*.......................        32,789
      5,703   SafeNet, Inc.*..............       175,481
      1,600   SAFLINK Corp.*..............         4,304
        850   Sanchez Computer
              Associates*.................         3,528
      5,700   Sapient Corp.*..............        31,920
     27,888   ScanSoft, Inc.*.............       148,364
     41,169   Seachange International,
              Inc.*.......................       634,003
      2,363   Secure Computing Corp.*.....        42,321

Shares                                         Value
--------------------------------------------------------
      3,613   Seebeyond Technology
              Corp.*......................  $     15,500
      1,409   Serena Software, Inc.*......        25,855
        800   SM & A*.....................         9,360
      1,100   Sohu.com, Inc.*.............        33,011
      3,428   SonicWALL, Inc.*............        26,738
        967   SPSS, Inc.*.................        17,290
      6,201   SRA International, Inc.
              Class A*....................       267,263
        600   SS&C Technologies, Inc. ....        16,770
     13,686   Startek, Inc. ..............       558,252
      1,100   Stellent, Inc.*.............        10,824
     36,189   SupportSoft, Inc.*..........       475,885
     24,717   Sybase, Inc.*...............       508,676
      1,417   SYKES Enterprises, Inc.*....        12,130
        528   Synplicity, Inc.*...........         4,134
     15,198   Syntel, Inc. ...............       375,543
      2,417   Systems & Computer
              Technology Corp.*...........        39,518
     48,575   Take-Two Interactive
              Software, Inc.*.............     1,399,446
      1,020   TALX Corp. .................        23,491
      1,300   TheStreet.com, Inc.*........         5,356
     65,331   THQ, Inc.*..................     1,104,747
      5,900   TIBCO Software, Inc.*.......        39,943
        800   Tier Technologies, Inc.*....         6,536
     11,098   Titan Corp.*................       242,047
      1,100   TradeStation Group, Inc.*...         9,746
      2,317   Transaction Systems
              Architects, Inc.*...........        52,434
      1,963   Trizetto Group*.............        12,661
      3,059   Tyler Technologies, Inc.*...        29,458
     17,705   Ulticom, Inc.*..............       170,853
     26,299   United Online, Inc.*........       441,560
      1,813   Vastera, Inc.*..............         7,252
        400   Verint Systems, Inc.*.......         9,024
     12,799   Verity, Inc.*...............       213,615
      8,600   Verso Technologies, Inc.*...        27,520

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
    132,067   Vignette Corp.*.............  $    299,792
      1,600   Vitria Technology, Inc.*....        11,360
      1,696   WatchGuard Technologies*....         9,871
     12,145   WebEx Communications,
              Inc.*.......................       244,115
      3,425   webMethods, Inc.*...........        31,339
     22,221   Websense, Inc.*.............       649,742
    429,614   Wind River Systems*.........     3,763,419
                                            ------------
                                              33,348,276
                                            ------------
TELEPHONE -- 0.1%
      3,030   NTL, Inc.*..................       211,343
                                            ------------
TOBACCO -- 0.4%
      2,838   Dimon, Inc..................        19,156
      5,800   R.J. Reynolds Tobacco
              Holdings....................       337,270
     21,242   Schweitzer-Mauduit
              International, Inc..........       632,587
        770   Standard Commercial Corp....        15,454
      2,314   Star Scientific, Inc.*......         4,258
      1,705   Universal Corp..............        75,310
     32,213   Vector Group Ltd............       525,716
                                            ------------
                                               1,609,751
                                            ------------
TRANSPORTATION -- 0.1%
     21,900   Vitran Co., Inc.*...........       309,885
                                            ------------
TRUCKING & FREIGHT FORWARDING -- 0.3%
      4,727   CH Robinson Worldwide, Inc..       179,201
      3,401   CNF, Inc....................       115,294
     29,710   EGL, Inc.*..................       521,708
        809   Forward Air Corp.*..........        22,247
      3,787   Hunt (JB) Transport
              Services, Inc.*.............       102,287
      3,981   Ryder Systems, Inc..........       135,951
      2,630   Yellow Roadway Corp.*.......        95,127
                                            ------------
                                               1,171,815
                                            ------------

Shares                                         Value
--------------------------------------------------------
WATER & SEWER -- 0.0%
        500   Duratek, Inc.*..............  $      6,520
                                            ------------
TOTAL COMMON STOCKS
  (Cost $306,516,207).....................   373,766,484
                                            ------------
DEPOSITORY RECEIPTS -- 0.1%
COMPUTERS & BUSINESS EQUIPMENT -- 0.1%
     47,200   Chartered Semiconductor
              Manufacturing Ltd.* ADR.....       475,304
                                            ------------
TOTAL DEPOSITORY RECEIPTS
  (Cost $234,186).........................       475,304
                                            ------------
Principal
Amount
---------
GOVERNMENT AND AGENCY SECURITIES -- 0.9%
$   190,000   United States Treasury Bills
              0.870%, 3/11/04.............  $    189,690
    100,000   United States Treasury Bills
              1.000%, 3/18/04.............        99,818
        419   United States Treasury Bonds
              8.125%, 8/15/21 (b).........           571
        152   United States Treasury Bonds
              9.000%, 11/15/18 (b)........           219
         53   United States Treasury Bonds
              9.375%, 2/15/03 (b).........            61
     24,982   United States Treasury Bonds
              10.375%, 11/15/12 (b).......        25,149
    282,980   United States Treasury Bonds
              12.000%, 8/15/13 (b)........       385,384
         90   United States Treasury Bonds
              13.250%, 5/15/14 (b)........           134

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Small Company Stock Fund / December 31, 2003
(continued)

Principal
Amount                                         Value
--------------------------------------------------------
$ 2,500,000   United States Treasury Notes
              3.375%, 4/30/04.............  $  2,519,728
        515   United States Treasury Notes
              1.625%, 1/31/05 (b).........           517
     24,728   United States Treasury Notes
              3.250%, 5/31/04 (b).........        24,960
      1,366   United States Treasury Notes
              3.375%, 1/15/07 (b).........         1,480
         81   United States Treasury Notes
              3.625%, 3/31/04 (b).........            82
     10,573   United States Treasury Notes
              4.875%, 2/15/12 (b).........        11,210
         14   United States Treasury Notes
              6.500%, 10/15/06 (b)........            15
                                            ------------
                                               3,259,018
                                            ------------
TOTAL GOVERNMENT AND AGENCY SECURITIES
  (Cost $3,258,295).......................
                                               3,259,018
                                            ------------
Shares                                         Value
--------------------------------------------------------
SHORT TERM INVESTMENTS -- $21.7%
Collateral for Securities on Loan -- 19.1%
 72,316,453   State Street Navigator
              Securities Lending Prime
              Portfolio, 1.06%(b).........  $ 72,316,453
                                            ------------
Other -- 2.6%
  9,903,318   Goldman Sachs Prime
              Obligations Fund 0.95%......     9,903,318
                                            ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $82,219,771)......................    82,219,771
                                            ------------
TOTAL INVESTMENTS -- 121.4%
  (Cost $392,228,459).....................   459,720,577
                                            ------------
Other liabilities in excess of assets --
(21.4)%...................................   (80,957,640)
                                            ------------
TOTAL NET ASSETS -- 100.0%................  $378,762,937
                                            ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
 ADR -- American Depository Receipts
REIT -- Real Estate Investment Trust
   * -- Non-income producing security
  (a) -- Represents investments that are fair-value priced.
  (b) -- Represents investments of security lending collateral.

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003

Shares                                         Value
--------------------------------------------------------
COMMON STOCKS -- 97.5%
AEROSPACE & DEFENSE -- 1.2%
    17,800   Boeing Co. ..................  $    750,092
    31,595   General Dynamics Corp. ......     2,855,872
     2,300   Goodrich Corp. ..............        68,287
    18,300   Honeywell International,
             Inc. ........................       611,769
     9,500   Lockheed Martin Corp. .......       488,300
     3,778   Northrop Grumman Corp. ......       361,177
     9,000   Raytheon Co. ................       270,360
     3,900   Rockwell Collins, Inc. ......       117,117
    26,700   United Technologies Corp. ...     2,530,359
                                            ------------
                                               8,053,333
                                            ------------
AIRLINES -- 0.2%
51,800....   Continental Airlines,
             Inc.*........................       842,786
     2,500   Delta Air Lines, Inc. .......        29,525
    16,750   Southwest Airlines Co. ......       270,345
                                            ------------
                                               1,142,656
                                            ------------
APPAREL & TEXTILES -- 0.2%
     2,700   Jones Apparel Group, Inc. ...        95,121
     2,300   Liz Claiborne, Inc. .........        81,558
     5,500   Nike, Inc. ..................       376,530
    24,000   Reebok International,
             Ltd. ........................       943,680
     2,300   V. F. Corp. .................        99,452
                                            ------------
                                               1,596,341
                                            ------------
AUTOMOTIVE -- 1.0%
     1,500   Cooper Tire & Rubber Co. ....        32,070
    31,300   Dana Corp. ..................       574,355
    11,600   Delphi Corp. ................       118,436
    38,253   Ford Motors Co. .............       612,048
    11,874   General Motors Corp. ........       634,072
3,200.....   Goodyear Tire & Rubber*......        25,152
     6,400   Harley-Davidson, Inc. .......       304,192
     9,900   Johnson Controls, Inc. ......     1,149,588

Shares                                         Value
--------------------------------------------------------
    47,300   Lear Corp. ..................  $  2,900,909
     2,186   Visteon Corp. ...............        22,756
                                            ------------
                                               6,373,578
                                            ------------
BANKING -- 8.8%
     7,200   AmSouth Bancorporation.......       176,400
   126,871   Bank of America Corp. .......    10,204,234
    16,500   Bank of New York Co., Inc.
             (The)........................       546,480
   244,700   Bank One Corp. ..............    11,155,873
    11,515   BB & T Corp. ................       444,940
     4,727   Charter One Financial,
             Inc. ........................       163,318
    35,900   Comerica, Inc. ..............     2,012,554
    31,471   Commerce Bancshares, Inc. ...     1,542,708
    54,091   Fifth Third Bancorp..........     3,196,778
     2,600   First Tennessee National
             Corp. .......................       114,660
    45,100   FirstMerit Corp. ............     1,216,347
    22,144   FleetBoston Financial
             Corp. .......................       966,586
    51,400   Golden West Financial
             Corp. .......................     5,303,966
    34,200   Hibernia Corp. ..............       804,042
     4,960   Huntington Bancshares,
             Inc. ........................       111,600
     8,900   KeyCorp......................       260,948
     4,700   Marshall & Ilsley Corp. .....       179,775
     8,900   Mellon Financial Corp. ......       285,779
    12,801   National City Corp. .........       434,466
     3,200   North Fork Bancorp, Inc. ....       129,504
     4,700   Northern Trust Corp. ........       218,174
     5,800   PNC Financial Services Group,
             Inc. ........................       317,434
     4,700   Regions Financial Corp. .....       174,840
     7,200   SouthTrust Corp. ............       235,656
     6,000   SunTrust Banks, Inc. ........       429,000
     6,300   Synovus Financial Corp. .....       182,196
    32,200   UBS AG.......................     2,189,278
     4,050   Union Planters Corp. ........       127,534
    77,000   Unionbancal Corp. ...........     4,430,580
    40,445   US Bancorp Del. .............     1,204,452

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
    28,000   Wachovia Corp. ..............  $  1,304,520
    19,250   Washington Mutual, Inc. .....       772,310
   116,903   Wells Fargo & Co. ...........     6,884,418
1,900.....   Zions Bancorporation.........       116,527
                                            ------------
                                              57,837,877
                                            ------------
BUILDING MATERIALS -- 0.3%
     1,500   American Standard Cos.,
             Inc.*........................       151,050
     1,400   Crane Co. ...................        43,036
    74,800   Masco Corp. .................     2,050,268
                                            ------------
                                               2,244,354
                                            ------------
BUSINESS SERVICES -- 1.0%
     7,112   Allied Waste Industries,
             Inc.*........................        98,714
     3,800   Apollo Group, Inc.*..........       258,400
    12,400   Automatic Data Processing,
             Inc. ........................       491,164
     2,300   Avery Dennison Corp. ........       128,846
   127,400   Cendant Corp.*...............     2,837,198
     3,500   Cintas Corp. ................       175,455
    10,600   Concord Efs, Inc.*...........       157,304
     3,700   Convergys Corp.*.............        64,602
     1,100   Deluxe Corp. ................        45,463
     2,900   Equifax, Inc. ...............        71,050
    15,400   First Data Corp. ............       632,786
     4,200   Fiserv, Inc.*................       165,942
     3,800   H & R Block, Inc. ...........       210,406
     2,300   Monster Worldwide, Inc.*.....        50,508
     7,900   Paychex, Inc. ...............       293,880
     4,800   Pitney Bowes, Inc. ..........       194,976
     2,200   R. R. Donnelley & Sons
             Co. .........................        66,330
     3,700   Robert Half International,
             Inc.*........................        86,358
     3,200   Sabre Holdings Corp. ........        69,088
    12,598   Waste Management, Inc. ......       372,901
                                            ------------
                                               6,471,371
                                            ------------

Shares                                         Value
--------------------------------------------------------
CHEMICALS -- 1.5%
     4,700   Air Products & Chemicals,
             Inc. ........................  $    248,301
    66,649   Dow Chemical Co. ............     2,770,599
    74,800   Du Pont (E. I.) De Nemours &
             Co. .........................     3,432,572
     1,600   Eastman Chemical Co. ........        63,248
     5,400   Ecolab, Inc. ................       147,798
     2,500   Engelhard Corp. .............        74,875
       900   Great Lakes Chemical
             Corp. .......................        24,471
     2,000   Hercules, Inc.*..............        24,400
     2,100   International Flavours &
             Fragments, Inc. .............        73,332
     5,611   Monsanto Co. ................       161,485
     3,500   PPG Industries, Inc. ........       224,070
     6,800   Praxair, Inc. ...............       259,760
    53,400   Rohm & Haas Co. .............     2,280,714
     1,400   Sigma-Aldrich Corp. .........        80,052
                                            ------------
                                               9,865,677
                                            ------------
COMMUNICATION SERVICES -- 10.4%
     6,500   Alltel Corp. ................       302,770
   102,852   AT & T Corp. ................     2,087,896
    56,402   AT & T Wireless Services,
             Inc.*........................       450,652
    38,900   Bellsouth Corp. .............     1,100,870
     3,000   Centurytel, Inc. ............        97,860
   173,100   Citizens Communications
             Co.*.........................     2,149,902
    13,000   Clear Channel
             Communications...............       608,790
    57,288   Comcast Corp. Class A*.......     1,883,056
   178,100   Comcast Corp. Special Class
             A*...........................     5,570,968
   183,400   Disney Walt Co. .............     4,278,722
     1,700   Dow Jones & Co., Inc. .......        84,745
    26,200   Gannett, Inc. ...............     2,335,992
   200,000   InterActiveCorp*.............     6,786,000
     9,100   Interpublic Group of Cos,
             Inc.* .......................       141,960
     1,700   Knight Ridder, Inc. .........       131,529

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
   410,320   Liberty Media Corp.*.........  $  4,878,705
     4,000   McGraw Hill Cos, Inc. .......       279,680
     1,000   Meredith Corp. ..............        48,810
     3,100   New York Times Co. ..........       148,149
    23,355   Nextel Communications,
             Inc.*........................       655,341
     3,975   Omnicom Group................       347,137
   597,110   Qwest Communications
             International, Inc.*.........     2,579,515
    69,601   SBC Communications, Inc. ....     1,814,498
   694,200   Sirius Satellite Radio,
             Inc.*........................     2,193,672
    99,500   Sprint Corp. ................     1,633,790
20,600....   Sprint Corp. (PCS Group)*....       115,772
   716,772   Time Warner, Inc.*...........    12,894,728
     6,620   Tribune Co. .................       341,592
     6,900   Univision Communications,
             Inc. -- Class A*.............       273,861
   183,376   Verizon Communications.......     6,432,830
   129,086   Viacom, Inc. ................     5,728,837
                                            ------------
                                              68,378,629
                                            ------------
COMPUTERS & BUSINESS EQUIPMENT -- 11.8%
    15,500   ADC Telecommunications,
             Inc.*........................        46,035
     7,200   Advanced Micro Devices,
             Inc.*........................       107,280
     7,900   Altera Corp.*................       179,330
     7,800   Analog Devices*..............       356,070
     3,500   Andrew Corp.*................        40,285
     7,600   Apple Computer, Inc.*........       162,412
   101,900   Applied Materials, Inc.*.....     2,287,655
     6,700   Applied Micro Circuits
             Corp.*.......................        40,066
     8,341   Avaya, Inc.*.................       107,933
     6,300   Broadcom Corp.*..............       214,767
    42,500   Brocade Communications
             Systems, Inc.*...............       245,650
    10,500   Ciena Corp.*.................        69,720
   469,402   Cisco Systems, Inc.*.........    11,401,775
     3,700   Comverse Technology, Inc.*...        65,083

Shares                                         Value
--------------------------------------------------------
   199,300   Corning, Inc.*...............  $  2,078,699
   168,987   Dell, Inc.*..................     5,738,799
    50,848   EMC Corp.*...................       656,956
     7,600   Gateway, Inc.*...............        34,960
   248,487   Hewlett Packard Co. .........     5,707,746
   440,961   Intel Corp. .................    14,198,944
   102,064   International Business
             Machines Corp. ..............     9,459,291
    30,600   JDS Uniphase Corp.*..........       111,690
     4,000   KLA Tencor Corp.*............       234,680
     2,700   Lexmark International,
             Inc.*........................       212,328
    70,200   Linear Technology Corp. .....     2,953,314
     8,100   LSI Logic Corp.*.............        71,847
    88,068   Lucent Technologies, Inc.*...       250,113
     7,000   Maxim Integrated Products,
             Inc. ........................       348,600
   138,200   Maxtor Corp.*................     1,534,020
    12,500   Micron Technology, Inc.*.....       168,375
   142,500   Motorola, Inc. ..............     2,004,975
     3,900   National Semiconductor Corp.*       153,699
     2,000   NCR Corp.*...................        77,600
     7,200   Network Appliance, Inc.*.....       147,816
    39,800   Novellus Systems, Inc.*......     1,673,590
     3,300   Nvidia Corp.*................        76,725
     3,800   Pmc Sierra, Inc.*............        76,570
     2,000   Qlogic Corp.*................       103,200
    16,746   Qualcomm, Inc. ..............       903,112
     3,100   Scientific Atlanta, Inc. ....        84,630
    67,100   Sun Microsystems, Inc.*......       301,279
     9,100   Tellabs, Inc.*...............        76,713
     4,118   Teradyne, Inc.*..............       104,803
   262,400   Texas Instruments, Inc. .....     7,709,312
   134,600   Xerox Corp.*.................     1,857,480
    75,100   Xilinx, Inc.*................     2,909,374
                                            ------------
                                              77,345,301
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
CONGLOMERATES -- 3.7%
    43,984   3M Co. ......................  $  3,739,960
   615,803   General Electric Co. ........    19,077,577
     2,800   Textron, Inc. ...............       159,768
    42,035   Tyco International, Ltd. ....     1,113,927
                                            ------------
                                              24,091,232
                                            ------------
CONSTRUCTION MATERIALS -- 0.0%
     2,200   Vulcan Materials Co. ........       104,654
                                            ------------
CONSTRUCTION & MINING EQUIPMENT -- 0.4%
     6,864   Baker Hughes, Inc. ..........       220,746
     3,200   BJ Services Co.*.............       114,880
     1,600   Fluor Corp. .................        63,424
    50,100   Halliburton Co. .............     1,302,600
     3,100   Nabors Industries, Ltd.*.....       128,650
     2,800   Noble Corp.*.................       100,184
     2,000   Rowan Cos, Inc.*.............        46,340
    12,300   Schlumberger, Ltd. ..........       673,056
     6,500   Transocean, Inc. ............       156,065
                                            ------------
                                               2,805,945
                                            ------------
CONTAINERS & PACKAGING -- 0.1%
     1,200   Ball Corp. ..................        71,484
     1,100   Bemis, Inc. .................        55,000
     3,400   Pactiv Corp.*................        81,260
     1,800   Sealed Air Corp.*............        97,452
     1,100   Temple Inland, Inc. .........        68,937
                                            ------------
                                                 374,133
                                            ------------
COSMETICS & PERSONAL CARE -- 1.3%
    15,300   Alberto-Culver Co. ..........       965,124
     4,900   Avon Products, Inc. .........       330,701
   191,500   Gillette Co. ................     7,033,795
                                            ------------
                                               8,329,620
                                            ------------
DOMESTIC OIL -- 4.0%
     1,800   Amerada Hess Corp. ..........        95,706
     5,237   Anadarko Pete Corp. .........       267,140

Shares                                         Value
--------------------------------------------------------
     3,440   Apache Corp. ................  $    278,984
     1,500   Ashland, Inc. ...............        66,090
     4,300   Burlington Resources,
             Inc. ........................       238,134
    60,464   Chevrontexaco Corp. .........     5,223,485
    47,932   ConocoPhillips...............     3,142,901
     4,800   Devon Energy Corp. ..........       274,848
    99,721   El Paso Corp. ...............       816,715
     2,400   Eog Resources, Inc. .........       110,808
   359,959   Exxon Mobil Corp. ...........    14,758,319
     2,200   Kerr-Mcgee Corp. ............       102,278
     6,400   Marathon Oil Corp. ..........       211,776
     8,000   Occidental Petroleum
             Corp. .......................       337,920
     1,700   Sunoco, Inc. ................        86,955
     5,400   Unocal Corp. ................       198,882
                                            ------------
                                              26,210,941
                                            ------------
DRUGS & HEALTH CARE -- 12.4%
    64,452   Abbott Labs..................     3,003,463
     3,200   Aetna, Inc. .................       216,256
     2,748   Allergan, Inc. ..............       211,074
     2,266   AmerisourceBergen Corp. .....       127,236
   150,547   Amgen, Inc.*.................     9,303,805
     2,900   Anthem, Inc.*................       217,500
     4,400   Applera Corp-Applied
             Biosystems Group.............        91,124
     1,200   Bausch & Lomb, Inc. .........        62,280
    12,697   Baxter International,
             Inc. ........................       387,512
     5,300   Becton Dickinson & Co. ......       218,042
    60,780   Biogen Idec, Inc.*...........     2,235,488
     5,300   Biomet, Inc. ................       192,973
    17,328   Boston Scientific Corp.*.....       636,977
    40,987   Bristol Myers Squibb Co. ....     1,172,228
     1,100   C.R. Bard, Inc. .............        89,375
     9,172   Cardinal Health, Inc. .......       560,960
     4,000   Chiron Corp.*................       227,960
     2,900   Cigna Corp. .................       166,750
   114,085   Eli Lilly & Co. .............     8,023,598

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
     1,600   Express Scripts, Inc.*.......  $    106,288
     7,600   Forest Labs, Inc.*...........       469,680
    51,700   Genentech, Inc.*.............     4,837,569
     4,600   Genzyme Corp. -- General
             Division*....................       226,964
     6,600   Guidant Corp. ...............       397,320
    10,400   HCA, Inc. ...................       446,784
     4,900   Health Management
             Association..................       117,600
     3,400   Humana, Inc.*................        77,690
     4,723   IMS Health, Inc. ............       117,414
   182,784   Johnson & Johnson............     9,442,622
    71,166   King Pharmaceuticals,
             Inc.*........................     1,085,993
     2,000   Manor Care, Inc. ............        69,140
    59,400   Mckesson Corp. ..............     1,910,304
    27,898   Medco Health Solutions,
             Inc.*........................       948,253
     5,100   Medimmune, Inc.*.............       129,540
    86,200   Medtronic, Inc. .............     4,190,182
   104,894   Merck & Co, Inc. ............     4,846,103
   483,319   Pfizer, Inc. ................    17,075,660
     2,200   Quest Diagnostics, Inc.*.....       160,842
   143,000   Schering Plough Corp. .......     2,486,770
     3,600   St. Jude Medical, Inc.*......       220,860
     4,200   Stryker Corp. ...............       357,042
     9,700   Tenet Healthcare Corp.*......       155,685
    39,608   UnitedHealth Group, Inc. ....     2,304,394
     2,300   Watson Pharmaceuticals,
             Inc.*........................       105,800
     3,300   Wellpoint Health Networks,
             Inc.*........................       320,067
    27,964   Wyeth........................     1,187,072
     5,151   Zimmer Holdings, Inc.*.......       362,630
                                            ------------
                                              81,300,869
                                            ------------
ELECTRICAL EQUIPMENT -- 0.5%
    95,600   American Power Conversion
             Corp. .......................     2,337,420
     2,000   Cooper Industries, Ltd. .....       115,860
     8,762   Emerson Electric Co. ........       567,340

Shares                                         Value
--------------------------------------------------------
     3,900   Molex, Inc. .................  $    136,071
     2,200   Power One, Inc.*.............        23,826
     3,900   Rockwell Automation, Inc. ...       138,840
     1,000   Thomas & Betts Corp.*........        22,890
                                            ------------
                                               3,342,247
                                            ------------
ELECTRIC UTILITIES -- 2.5%
     2,600   Allegheny Energy, Inc.* .....        33,176
     3,300   Ameren Corp.* ...............       151,800
     8,200   American Electric Pwr,
             Inc.* .......................       250,182
    50,100   Cinergy Corp.* ..............     1,944,381
     3,000   CMS Energy Corp. ............        25,560
     4,600   Consolidated Edison, Inc. ...       197,846
     3,400   Constellation Energy Group,
             Inc. ........................       133,144
    31,800   Dominion Resources, Inc. ....     2,029,794
     3,466   DTE Energy Co. ..............       136,560
     6,800   Edison International*........       149,124
     4,700   Entergy Corp. ...............       268,511
    71,087   Exelon Corp. ................     4,717,333
     7,093   Firstenergy Corp. ...........       249,674
     3,800   FPL Group, Inc. .............       248,596
    61,800   PG&E Corp.*..................     1,716,186
    28,900   Pinnacle West Capital
             Corp. .......................     1,156,578
     3,755   PPL Corp. ...................       164,281
     5,119   Progress Energy, Inc. .......       231,686
     4,800   Public Services Enterprise
             Group........................       210,240
    15,400   Southern Co. ................       465,850
     4,200   Teco Energy, Inc. ...........        60,522
    75,566   TXU Corp. ...................     1,792,426
     8,060   Xcel Energy, Inc. ...........       136,859
                                            ------------
                                              16,470,309
                                            ------------
ELECTRONICS -- 0.2%
     9,766   Agilent Technologies,
             Inc.*........................       285,558
     4,300   Jabil Circuit, Inc.*.........       121,690
     1,100   Millipore Corp.*.............        47,355

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
     2,600   PerkinElmer, Inc. ...........  $     44,382
    11,100   Sanmina-SCI Corp.*...........       139,971
    17,600   Solectron Corp.*.............       104,016
     4,750   Symbol Technologies, Inc. ...        80,227
     1,900   Tektronix, Inc. .............        60,040
    22,800   Thermo Electron Corp.*.......       574,560
     2,600   Waters Corp.*................        86,216
                                            ------------
                                               1,544,015
                                            ------------
FINANCIAL SERVICES -- 9.0%
   141,100   American Express Co. ........     6,805,253
     2,100   Bear Stearns Cos., Inc. .....       167,895
    18,300   Capital One Financial
             Corp. .......................     1,121,607
    28,200   Charles Schwab Corp. ........       333,888
   108,378   Citigroup, Inc. .............     5,260,668
    24,332   Countrywide Financial
             Corp.*.......................     1,845,582
    83,900   Federal Home Loan Mortgage
             Corp. .......................     4,893,048
    64,624   Federal National Mortgage
             Association..................     4,850,677
     2,200   Federated Investors, Inc. ...        64,592
    34,000   Franklin Resources, Inc. ....     1,770,040
    59,600   Goldman Sachs Group Inc. ....     5,884,308
    43,041   J. P. Morgan Chase & Co. ....     1,580,896
     5,000   Janus Capital Group, Inc. ...        82,050
    32,800   Legg Mason, Inc. ............     2,531,504
     5,700   Lehman Brothers Holdings,
             Inc. ........................       440,154
    74,500   MBNA Corp. ..................     1,851,325
   193,732   Merrill Lynch & Co., Inc. ...    11,362,382
     3,100   Moody's Corp. ...............       187,705
   113,000   Morgan Stanley Dean Witter &
             Co. .........................     6,539,310
     6,800   Principal Financial Group....       224,876
     6,400   Providian Financial Corp.*...        74,496
     9,300   SLM Corp. ...................       350,424

Shares                                         Value
--------------------------------------------------------
     7,000   State Street Corp. ..........  $    364,560
     2,600   T Rowe Price Group, Inc. ....       123,266
                                            ------------
                                              58,710,506
                                            ------------
FOOD & BEVERAGES -- 4.3%
    17,400   Anheuser-Busch Co., Inc. ....       916,632
    13,745   Archer Daniels Midland
             Co. .........................       209,199
     1,300   Brown Forman Corp. ..........       121,485
     8,600   Campbell Soup Co. ...........       230,480
   168,117   Coca-Cola Co. ...............     8,531,938
     9,600   Coca-Cola Enterprises,
             Inc. ........................       209,952
    11,190   Conagra, Inc. ...............       295,304
    45,300   Constellation Brands,
             Inc.*........................     1,491,729
       800   Coors (Adolph)...............        44,880
    41,271   General Mills, Inc. .........     1,869,576
     7,400   H.J. Heinz Co. ..............       269,582
    24,800   Hershey Foods Corp. .........     1,909,352
     8,700   Kellogg Co. .................       331,296
    55,900   Kraft Foods, Inc. ...........     1,801,098
     2,900   McCormick & Co, Inc. ........        87,290
     5,500   Pepsi Bottling Group,
             Inc. ........................       132,990
   121,799   Pepsico, Inc. ...............     5,678,269
    16,959   Sara Lee Corp. ..............       368,180
    70,300   William Wrigley Jr. Co. .....     3,951,563
                                            ------------
                                              28,450,795
                                            ------------
FOREST PRODUCTS -- 0.0%
     3,700   Plum Creek Timber Co.,
             Inc. ........................       112,665
                                            ------------
GAS & PIPELINE UTILITIES -- 0.4%
    12,900   AES Corp.*...................       121,776
     7,800   Calpine Corp.*...............        37,518
     6,100   Centerpoint Energy, Inc. ....        59,109
    18,910   Duke Energy Co. .............       386,709
     7,900   Dynegy, Inc.*................        33,812
     3,200   Keyspan Corp. ...............       117,760
    18,327   Kinder Morgan, Inc. .........     1,083,126
     1,000   Nicor, Inc. .................        34,040
     5,584   Nisource, Inc. ..............       122,513

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
       900   Peoples Energy Corp. ........  $     37,836
     4,800   Sempra Energy. ..............       144,288
    11,200   Williams Cos., Inc. .........       109,984
                                            ------------
                                               2,288,471
                                            ------------
HOTELS & RESTAURANTS -- 0.4%
    13,100   Carnival Corp. ..............       520,463
     3,250   Darden Restaurants, Inc. ....        68,380
     2,300   Harrahs Entertainment,
             Inc. ........................       114,471
     7,700   Hilton Hotels Corp. .........       131,901
     7,268   International Game
             Technology...................       259,468
     4,900   Marriott International.......       226,380
    26,500   McDonalds Corp. .............       657,995
     8,300   Starbucks Corp.*.............       274,398
     4,100   Starwood Hotels & Resorts....       147,477
     2,300   Wendys International,
             Inc. ........................        90,252
     6,100   Yum! Brands, Inc.*...........       209,840
                                            ------------
                                               2,701,025
                                            ------------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS -- 0.2%
     1,200   American Greetings Corp.*....        26,244
     1,600   Black & Decker Corp. ........        78,912
     1,300   Centex Corp. ................       139,945
     3,000   Fortune Brands, Inc. ........       214,470
     1,000   KB Home......................        72,520
     4,200   Leggett & Platt, Inc. .......        90,846
     1,500   Maytag Corp. ................        41,775
     5,600   Newell Rubbermaid, Inc. .....       127,512
     1,300   Pulte Homes, Inc. ...........       121,706
     1,400   Snap-On, Inc. ...............        45,136
     1,700   Stanley Works................        64,379
     1,000   Tupperware Corp. ............        17,340
     1,500   Whirlpool Corp. .............       108,975
                                            ------------
                                               1,149,760
                                            ------------

Shares                                         Value
--------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.4%
     4,500   Clorox Co. ..................  $    218,520
    11,200   Colgate Palmolive Co. .......       560,560
    10,700   Kimberly Clark Corp. ........       632,263
    74,393   Procter & Gamble Co. ........     7,430,373
                                            ------------
                                               8,841,716
                                            ------------
INDUSTRIAL MACHINERY -- 1.0%
    23,451   Caterpillar, Inc. ...........     1,946,902
       900   Cummins, Inc. ...............        44,046
     3,200   Danaher Corp. ...............       293,600
    16,400   Deere & Co. .................     1,066,820
     4,200   Dover Corp. .................       166,950
     1,600   Eaton Corp. .................       172,768
     6,500   Illinois Tool Works, Inc. ...       545,415
     3,700   Ingersoll-Rand Co. ..........       251,156
    21,800   ITT Industries, Inc. ........     1,617,778
1,400.....   Navistar International*......        67,046
     2,400   Paccar, Inc. ................       204,288
     2,500   Pall Corp. ..................        67,075
     2,500   Parker Hannifin Corp. .......       148,750
                                            ------------
                                               6,592,594
                                            ------------
INSURANCE -- 5.9%
     5,873   Ace, Ltd. ...................       243,260
    10,865   AFLAC, Inc. .................       393,096
    14,700   Allstate Corp. ..............       632,394
    33,100   AMBAC Financial Group,
             Inc. ........................     2,296,809
   200,590   American International Group,
             Inc. ........................    13,295,105
     6,700   Aon Corp. ...................       160,398
     2,660   Berkshire Hathaway, Inc.*....     7,487,900
     3,919   Chubb Corp. .................       266,884
     3,400   Cincinnati Financial
             Corp. .......................       142,392
     5,861   Hartford Financial Services
             Group........................       345,975
     3,000   Jefferson Pilot Corp. .......       151,950

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
     6,000   John Hancock Financial
             Services.....................  $    225,000
     3,712   Lincoln National Corp. ......       149,853
     4,000   Loews Corp. .................       197,800
    11,300   Marsh & McLennan Cos.,
             Inc. ........................       541,157
    87,168   MBIA, Inc. ..................     5,162,961
    16,100   MetLife, Inc. ...............       542,087
     2,100   MGIC Investment Corp. .......       119,574
     4,600   Progressive Corp. (The)......       384,514
    11,472   Prudential Financial,
             Inc. ........................       479,185
     2,900   Safeco Corp. ................       112,897
    70,000   St. Paul Cos., Inc. (The)....     2,775,500
     2,500   Torchmark, Inc. .............       113,850
    21,175   Travelers Property Casualty
             Corp. .......................       359,340
     6,200   UnumProvident Corp. .........        97,774
    20,700   XL Capital, Ltd. ............     1,605,285
                                            ------------
                                              38,282,940
                                            ------------
LEISURE TIME -- 0.1%
     1,800   Brunswick Corp. .............        57,294
     6,000   Eastman Kodak Co. ...........       154,020
     3,800   Hasbro, Inc. ................        80,864
     9,300   Mattel, Inc. ................       179,211
                                            ------------
                                                 471,389
                                            ------------
MINING -- 0.6%
    83,707   Alcoa, Inc. .................     3,180,866
     1,400   Allegheny Technologies,
             Inc. ........................        18,508
     4,000   Freeport McMoran Copper &
             Gold.........................       168,520
     9,000   Newmont Mining Corp. ........       437,490
     1,600   Nucor Corp. .................        89,600
1,900.....   Phelps Dodge Corp.*..........       144,571
     2,000   United States Steel Corp. ...        70,040
     1,900   Worthington Industries,
             Inc. ........................        34,257
                                            ------------
                                               4,143,852
                                            ------------

Shares                                         Value
--------------------------------------------------------
MISCELLANEOUS -- 0.0%
     3,500   Genuine Parts Co. ...........  $    116,200
     1,900   W.W Grainger, Inc. ..........        90,041
                                            ------------
                                                 206,241
                                            ------------
PAPER -- 0.8%
     2,000   Boise Cascade Corp. .........        65,720
    53,600   Bowater, Inc. ...............     2,482,216
     5,261   Georgia Pacific Corp. .......       161,355
    10,094   International Paper Co. .....       435,152
     2,000   Louisiana-Pacific Corp.*.....        35,760
     4,052   MeadWestvaco Corp. ..........       120,547
    25,100   Weyerhaeuser Co. ............     1,606,400
                                            ------------
                                               4,907,150
                                            ------------
RAILROADS & EQUIPMENT -- 0.3%
     8,000   Burlington Northern Santa
             Fe...........................       258,800
    18,000   Canadian National Railway
             Co. .........................     1,139,040
     4,400   CSX Corp. ...................       158,136
     8,000   Norfolk Southern Corp. ......       189,200
     5,300   Union Pacific Corp. .........       368,244
                                            ------------
                                               2,113,420
                                            ------------
REAL ESTATE -- 0.9%
     2,000   Apartment Investment &
             Management Co. REIT..........        69,000
     8,200   Equity Office Properties
             Trust REIT...................       234,930
     5,798   Equity Residential REIT......       171,099
    98,200   General Growth Properties
             REIT.........................     2,725,050
    57,750   Kimco Realty Corp. REIT......     2,584,313
     3,900   ProLogis REIT................       125,151
     4,071   Simon Property Group, Inc.
             REIT.........................       188,650
                                            ------------
                                               6,098,193
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
RETAIL GROCERY -- 0.6%
     7,900   Albertsons, Inc. ............  $    178,935
     8,200   CVS Corp. ...................       296,184
    15,785   Kroger Co.*..................       292,180
     9,100   Safeway, Inc.*...............       199,381
    61,000   Supervalu, Inc. .............     1,743,990
    13,700   Sysco Corp. .................       510,051
    21,600   Walgreen Co. ................       785,808
     2,600   Winn Dixie Stores, Inc. .....        25,870
                                            ------------
                                               4,032,399
                                            ------------
RETAIL TRADE -- 4.6%
     5,600   Autonation, Inc.*............       102,872
     1,900   Autozone, Inc.*..............       161,899
     6,200   Bed Bath & Beyond, Inc.*.....       268,770
     6,700   Best Buy Co., Inc. ..........       350,008
    87,600   Big Lots, Inc.*..............     1,244,796
     4,700   Circuit City Stores, Inc. ...        47,611
     9,621   Costco Wholesale Corp.*......       357,709
     2,000   Dillards, Inc. ..............        32,920
     7,050   Dollar General Corp. ........       147,980
    13,700   EBAY, Inc.*..................       884,883
     3,700   Family Dollar Stores.........       132,756
    29,100   Federated Department Stores,
             Inc. ........................     1,371,483
    60,900   Foot Locker, Inc. ...........     1,428,105
    18,700   Gap, Inc. ...................       434,027
   239,476   Home Depot, Inc. ............     8,499,003
     5,500   J.C. Penny Co., Inc. (Holding
             Co.).........................       144,540
     7,100   Kohls Corp.*.................       319,074
    10,900   Limited Brands, Inc. ........       196,527
    16,500   Lowes Cos., Inc. ............       913,935
     6,000   May Department Stores Co. ...       174,420
     2,900   Nordstrom, Inc. .............        99,470
     6,500   Office Depot, Inc.*..........       108,615
     3,600   Radioshack Corp. ............       110,448

Shares                                         Value
--------------------------------------------------------
     5,257   Sears Roebuck & Co. .........  $    239,141
     3,100   Sherwin Williams Co. ........       107,694
    10,700   Staples, Inc.*...............       292,110
    19,200   Target Corp. ................       737,280
     3,082   Tiffany & Co. ...............       139,306
    10,500   TJX Cos, Inc. ...............       231,525
     4,300   Toys 'R' Us, Inc.*...........        54,352
   203,329   Wal-Mart Stores, Inc. .......    10,786,603
                                            ------------
                                              30,119,862
                                            ------------
SOFTWARE -- 3.8%
     5,000   Adobe Systems, Inc. .........       196,500
     2,300   Autodesk, Inc. ..............        56,534
     4,800   BMC Software, Inc.*..........        89,520
     3,300   Citrix Systems, Inc.*........        69,993
    12,000   Computer Associates
             International, Inc. .........       328,080
     3,800   Computer Sciences Corp.*.....       168,074
     8,000   Compuware Corp.*.............        48,320
     6,200   Electronic Arts, Inc.*.......       296,236
    10,000   Electronic Data Systems
             Corp. .......................       245,400
     4,300   Intuit, Inc.*................       227,513
     1,900   Mercury Interactive Corp.*...        92,416
   606,719   Microsoft Corp. .............    16,709,041
     7,700   Novell, Inc.*................        81,004
   266,100   Oracle Corp.*................     3,512,520
     6,700   Parametric Technology
             Corp.*.......................        26,398
     7,600   Peoplesoft, Inc.*............       173,280
    10,100   Siebel Systems, Inc.*........       140,087
     6,100   Sungard Data Systems,
             Inc.*........................       169,031
     6,398   Symantec Corp.*..............       221,691
     7,118   Unisys Corp.*................       105,702
    42,000   Verisign, Inc. ..............       684,600
     8,800   Veritas Software Corp.*......       327,008
    13,922   Yahoo, Inc.*.................       628,857
                                            ------------
                                              24,597,805
                                            ------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Large Company Stock Fund / December 31, 2003
(continued)

Shares                                         Value
--------------------------------------------------------
TOBACCO -- 1.2%
   133,969   Altria Group, Inc. ..........  $  7,290,593
     1,900   R.J. Reynolds Tobacco
             Holdings.....................       110,485
     3,400   UST, Inc. ...................       121,346
                                            ------------
                                               7,522,424
                                            ------------
TRUCKING & FREIGHT FORWARDING -- 0.5%
    22,400   Fedex Corp. .................     1,512,000
     1,300   Ryder Systems, Inc. .........        44,395
    23,564   United Parcel Service........     1,756,696
                                            ------------
                                               3,313,091
                                            ------------
TOTAL COMMON STOCKS
  (Cost $594,726,200).....................   638,539,380
                                            ------------
DEPOSITORY RECEIPTS -- 1.9%
DOMESTIC OIL -- 1.9%
   127,400   BP p.l.c. ADR................     6,287,190
    67,600   Total SA ADR.................     6,253,676
                                            ------------
                                              12,540,866
                                            ------------
TOTAL DEPOSITORY RECEIPTS
  (Cost $10,261,062)......................    12,540,866
                                            ------------
MUTUAL FUNDS -- 0.1%
    15,000   iShares Russell 1000
             Growth.......................       702,000
                                            ------------
TOTAL MUTUAL FUNDS
  (Cost $697,680).........................       702,000
                                            ------------
Principal
Amount                                         Value
--------------------------------------------------------
GOVERNMENT AND AGENCY SECURITIES -- 0.1%
$   25,000   U.S. Treasury Bills
             0.010%, 5/5/04...............  $     24,980
   165,000   U.S. Treasury Bills
             0.010%, 2/19/04..............       164,819
   280,000   U.S. Treasury Bills
             0.870%, 3/11/04..............       279,544
   100,000   U.S. Treasury Bills
             0.938%, 1/29/04..............        99,932
                                            ------------
                                                 569,275
                                            ------------
TOTAL GOVERNMENT AND AGENCY SECURITIES
  (Cost $569,223).........................
                                                 569,275
                                            ------------
Shares                                         Value
--------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.6%
OTHER -- 1.6%
10,388,341   Goldman Sachs Prime
             Obligations Fund 0.95%.......  $ 10,388,341
                                            ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $10,388,341)......................    10,388,341
                                            ------------
TOTAL INVESTMENTS -- 101.2%
  (Cost $616,642,506).....................   662,739,862
                                            ------------
Other liabilities in excess of                (8,150,676)
assets -- (1.2)%..........................
                                            ------------
TOTAL NET ASSETS -- 100.0%................  $654,589,186
                                            ------------

NOTES TO PORTFOLIO OF INVESTMENTS:
*    -- Non-income producing security
ADR  -- American Depository Receipts
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003

Principal
Amount                                          Value
---------------------------------------------------------
FOREIGN OBLIGATIONS -- 5.1%
Corporate Debt -- 3.5%
$   225,000   Abitibi-Consolidated, Inc.
              Yankee-Dollar
              8.850%, 08/01/30............  $     243,231
    250,000   Acetex Corp.
              10.875%, 08/01/09...........        277,500
     30,000   Alberta Energy Co. Ltd.
              Yankee-Dollar
              7.375%, 11/01/31............         35,627
     25,000   Alcan, Inc.
              4.875%, 09/15/12............         24,937
     40,000   Alcan, Inc. Yankee-Dollar
              4.500%, 05/15/13............         38,546
     25,000   Apache Finance Canada Corp.
              Yankee-Dollar
              7.750%, 12/15/29............         30,988
    250,000   Asian Development Bank
              2.375%, 03/15/06............        251,167
    100,000   Axa
              8.600%, 12/15/30............        126,049
     70,000   Bank of Tokyo-Mitsubishi
              Ltd. (The)
              8.400%, 04/15/10............         85,145
     25,000   Banque Centrale De Tunisie
              7.375%, 04/25/12............         28,063
    150,000   BHP Billiton Finance USA
              Ltd.
              4.800%, 04/15/13............        150,382
     10,000   Bp Canada Finance Co.
              3.375%, 10/31/07............         10,068
              BP Capital Markets Plc
     50,000   2.625%, 03/15/07............         49,723
    520,000   2.750%, 12/29/06............        520,813
    300,000   4.000%, 04/29/05............        309,632
     25,000   Branco Bradesco SA(a)
              8.750%, 10/24/13............         26,125
              Brascan Corp. Yankee-Dollar
     50,000   7.125%, 06/15/12............         55,880
    100,000   7.375%, 03/01/33............        111,975

Principal
Amount                                          Value
---------------------------------------------------------
$    20,000   British Sky Broadcasting
              7.300%, 10/15/06............  $      22,269
    400,000   British Telecommunications
              Plc(e)
              7.875%, 12/15/05............        440,805
    100,000   Burlington Resources Finance
              Co. Yankee-Dollar
              7.400%, 12/01/31............        118,381
    325,000   Calpine Canada Energy
              Finance Ulc
              8.500%, 05/01/08............        259,187
     25,000   Canadian Pacific Ltd.
              Yankee-Dollar
              9.450%, 08/01/21............         34,077
     25,000   Coca-Cola HBC Finance BV(a)
              5.500%, 09/17/15............         25,517
              ConocoPhillips
     55,000   7.000%, 03/30/29............         62,253
    300,000   8.750%, 05/25/10............        374,761
  1,375,000   Corp. Andina de Fomento CAF
              6.875%, 03/15/12............      1,525,648
  1,571,749   Crusade Global Trust(c)(e)
              1.360%, 01/17/04............      1,579,592
    100,000   Deutsche Ausgleichsbank
              7.000%, 06/23/05............        107,040
    435,000   Deutsche Telekom
              International Finance BV
              5.250%, 07/22/13............        439,445
    500,000   Deutsche Telekom
              International Finance BV(e)
              8.250%, 06/15/05............        542,378
     50,000   Diageo Capital Plc
              3.375%, 03/20/08............         49,674
     60,000   Diageo Capital Plc
              3.500%, 11/19/07............         60,517
     85,000   Diageo Capital Plc Yankee-
              Dollar
              6.125%, 08/15/05............         90,463

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$    50,000   Diageo Finance BV
              3.000%, 12/15/06............  $      50,262
              Domtar, Inc. Yankee-Dollar
  1,010,000   5.375%, 12/01/13............        999,415
     15,000   7.875%, 10/15/11............         17,690
              European Investment Bank
    100,000   2.350%, 04/14/06............        100,351
    500,000   4.625%, 03/01/07............        531,172
    250,000   4.875%, 09/06/06............        265,470
     50,000   Export Development Canada
              2.750%, 12/12/05............         50,573
              Falconbridge Ltd. Yankee-
              Dollar
     20,000   5.375%, 06/01/15............         19,487
     20,000   7.350%, 06/05/12............         22,589
    300,000   France Telecom(e)
              9.000%, 03/01/11............        360,325
     75,000   General Maritime Corp.
              10.000%, 03/15/13...........         84,656
     50,000   Hanson Overseas BV
              Yankee-Dollar
              6.750%, 09/15/05............         53,677
     50,000   HSBC Holdings Plc
              5.250%, 12/12/12............         51,203
    500,000   Hydro Quebec
              6.300%, 05/11/11............        563,903
     10,000   Inco Ltd. Yankee-Dollar
              7.750%, 05/15/12............         11,666
     75,000   Instituto de Credito Oficial
              4.625%, 11/29/06............         80,442
     25,000   Intelsat Ltd.(a)
              6.500%, 11/01/13............         26,085
              Inter-American Development
              Bank
     50,000   4.375%, 09/20/12............         50,414
    600,000   7.375%, 01/15/10............        718,837
    200,000   International Bank for
              Reconstruction & Development
              4.375%, 09/28/06............        210,947

Principal
Amount                                          Value
---------------------------------------------------------
$   150,000   Jafra Cosmetics, Inc.
              10.750%, 05/15/11...........  $     164,625
              Korea Development Bank
     75,000   4.250%, 11/13/07............         76,358
     75,000   5.500%, 11/13/12............         78,109
     50,000   5.750%, 09/10/13............         52,493
     35,000   Kowloon Canton Railway Corp.
              8.000%, 03/15/10............         41,546
     75,000   Luscar Coal Ltd.
              9.750%, 10/15/11............         84,938
    150,000   Methanex Corp.
              8.750%, 08/15/12............        167,250
     50,000   MTR Corp.
              7.500%, 02/04/09............         57,843
     50,000   Nexen, Inc. Yankee-Dollar
              5.050%, 11/20/13............         49,298
     50,000   Oesterreichische
              Kontrollbank AG
              5.125%, 03/20/07............         53,841
     60,000   PDVSA Finance Ltd.
              8.500%, 11/16/12............         58,200
     25,000   Petrobras International
              Finance Co. -- PIFCO
              9.125%, 02/01/07............         28,375
     25,000   Petrobras International
              Finance Co. -- PIFCO
              9.750%, 07/06/11............         29,125
     20,000   Petroleos Mexicanos
              6.500%, 02/01/05............         20,925
    230,000   Petronas Capital Ltd.(a)
              7.875%, 05/22/22............        272,540
    390,000   Petrozuata Finance, Inc.(a)
              8.220%, 04/01/17............        358,800
              Potash Corp. of Saskatchewan
              Yankee-Dollar
    900,000   4.875%, 03/01/13............        879,299
     20,000   7.125%, 06/15/07............         22,450

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$   125,000   Premier International Foods
              Plc Yankee-Dollar
              12.000%, 09/01/09...........  $     136,875
     35,000   Repsol International Finance
              BV
              7.450%, 07/15/05............         37,630
              Rhodia SA(a)
    175,000   7.625%, 06/01/10............        168,000
     25,000   8.875%, 06/01/11............         23,000
    100,000   Royal Bank of Scotland Group
              Plc
              5.000%, 11/12/13-10/01/14...         99,407
     10,000   Royal Bank of Scotland Group
              Plc Yankee-Dollar
              4.700%, 07/03/18............          9,226
  1,400,000   Standard Chartered Bank(a)
              8.000%, 05/30/31............      1,691,742
     20,000   Stora Enso Oyj
              7.375%, 05/15/11............         23,142
              Telecom Italia Capital(a)
    285,000   5.250%, 11/15/13............        285,567
     50,000   6.375%, 11/15/33............         50,282
              Telefonica Europe BV
  1,250,000   7.350%, 09/15/05............      1,356,464
    200,000   7.750%, 09/15/10............        237,447
    320,000   Telewest Communications Plc
              Yankee-Dollar(e)
              0.000%, 02/01/05............        156,800
     50,000   Tembec Industries, Inc.
              8.500%, 02/01/11............         51,750
    150,000   Tembec Industries, Inc.
              Yankee-Dollar
              8.625%, 06/30/09............        154,500
              Tyco International Group SA
              Yankee-Dollar
     30,000   6.125%, 01/15/09............         32,100
  1,370,000   6.375%, 02/15/06-10/15/11...      1,461,412
     40,000   6.750%, 02/15/11............         43,700
  2,100,000   6.875%, 01/15/29............      2,152,500
    360,000   7.000%, 06/15/28............        373,950

Principal
Amount                                          Value
---------------------------------------------------------
$    30,000   UFJ Finance Aruba AEC
              6.750%, 07/15/13............  $      31,995
              Vodafone Group Plc
     50,000   7.625%, 02/15/05............         53,304
    200,000   7.750%, 02/15/10............        237,039
    100,000   Weatherford International,
              Inc.
              4.950%, 10/15/13............         98,394
    300,000   Xerox Capital Europe Plc
              5.875%, 05/15/04............        303,000
    100,000   XL Capital Europe Plc
              6.500%, 01/15/12............        109,454
     50,000   Yell Finance BV
              10.750%, 08/01/11...........         58,500
    200,000   Yell Finance BV(g)(e)
              0.000%, 08/01/06............        184,000
                                            -------------
                                               24,494,217
                                            -------------
Government Obligations -- 1.6%
    800,000   Financing Corp. Fico
              0.010%, 11/30/17(g).........        375,258
     50,000   Hellenic Republic Government
              International Bond
              6.950%, 03/04/08............         56,882
    354,000   Korea Deposit Insurance
              2.500%, 12/11/05............        398,197
              Province of British Columbia
              (Canada)
     50,000   4.300%, 05/30/13............         49,190
     50,000   4.625%, 10/03/06............         52,708
    500,000   Province of Manitoba
              4.250%, 11/20/06............        520,493
  1,230,000   Province of Manitoba
              Yankee-Dollar
              9.500%, 09/15/18............      1,774,450
     20,000   Province of Nova Scotia
              5.750%, 02/27/12............         21,486

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Province of Ontario
$   100,000   2.625%, 12/15/05............  $     100,687
    100,000   3.125%, 05/02/08............         99,600
     15,000   3.500%, 09/17/07............         15,242
    100,000   Province of Ontario Yankee-
              Dollar
              4.200%, 06/30/05............        103,287
  1,600,000   Province of Quebec
              7.500%, 09/15/29............      1,992,910
  1,825,000   Region of Lombardy
              5.804%, 10/25/32............      1,869,304
              Republic of Chile
     50,000   5.500%, 01/15/13............         51,425
     20,000   7.125%, 01/11/12............         22,832
              Republic of Italy
    350,000   4.375%, 10/25/06-06/15/13...        353,065
    200,000   6.875%, 09/27/23............        236,267
              Republic of Korea
     30,000   4.250%, 06/01/13............         28,969
    100,000   8.875%, 04/15/08............        120,437
              Republic of Poland
     50,000   5.250%, 01/15/14............         50,000
     25,000   6.250%, 07/03/12............         27,250
    100,000   South Africa Government
              International Bond
              7.375%, 04/25/12............        112,250
    100,000   State of Israel
              4.625%, 06/15/13............         95,369
              United Mexican States
    100,000   4.625%, 10/08/08............        101,250
    100,000   7.500%, 04/08/33............        103,500
     50,000   8.000%, 09/24/22............         54,700
    800,000   8.125%, 12/30/19............        894,000
    405,000   8.375%, 01/14/11............        480,937
  1,200,000   11.500%, 05/15/26...........      1,737,000
                                            -------------
                                               11,898,945
                                            -------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $33,660,135)......................     36,393,162
                                            -------------

Principal
Amount                                          Value
---------------------------------------------------------
U.S. CORPORATE OBLIGATIONS -- 33.6%
Asset Backed and Mortgage Backed -- 7.4%
$   100,000   African Development Bank
              3.250%, 08/01/08............  $      99,055
    540,709   AmeriCredit Automobile
              Receivables Trust(e)
              1.470%, 01/06/04............        541,039
    161,691   Amortizing Residential
              Collateral Trust(c)(e)
              1.421%, 01/25/04............        161,793
  3,244,587   Bayview Financial
              Acquisition Trust(a)(c)(e)
              9.500%, 01/25/04(b).........        201,781
  1,734,694   Bear Stearns Asset Backed
              Securities, Inc.(e)
              1.591%, 01/25/04............      1,738,301
  1,800,276   Bear Stearns Asset Backed
              Security 2003-SD2 1A(e)
              6.281%, 01/01/04............      1,842,799
    500,000   Bear Stearns Commercial
              Mortgage Securities
              6.460%, 10/15/36............        560,128
    200,000   Capital Auto Receivables
              Asset Trust
              2.920%, 04/15/08............        202,370
  1,010,055   CDC Mortgage Capital
              Trust(e)
              1.471%, 01/25/04............      1,009,289
  1,118,976   Centex Home Equity(e)
              1.441%, 01/25/04............      1,120,206
    200,000   Chase Commercial Mortgage
              Securities Corp.
              6.600%, 12/19/29............        219,761
    200,000   Chase Funding Mortgage Loan
              Asset-Backed Certificates
              5.039%, 12/25/23............        201,267
    250,000   Chase Manhattan Auto Owner
              Trust
              4.240%, 09/15/08............        258,506

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$ 1,442,878   CIGNA CBO 1996-1 Ltd.(a)(c)
              6.460%, 11/15/08(b).........  $   1,479,238
  1,900,000   CIT Home Equity Loan Trust
              2003-1A4
              3.930%, 03/20/32............      1,921,373
              Citibank Credit Card
              Issuance Trust
    180,000   4.950%, 02/09/09............        191,247
    150,000   5.650%, 06/16/08............        161,097
    150,000   Comed Transitional Funding
              Trust
              5.740%, 12/25/10............        163,824
    773,946   Commercial Mortgage
              Acceptance Corp.
              6.735%, 12/15/30............        838,376
              Conseco Finance
              Securitizations Corp.
     78,885   5.160%, 05/01/33............         79,789
  1,700,000   7.730%, 04/01/31............      1,732,711
  1,390,349   Countrywide Asset-Backed
              Certificates(a)(e)
              1.809%, 01/25/04............      1,398,388
              Countrywide Asset-Backed
              Certificates(e)
    261,984   1.391%, 01/25/04............        262,294
    313,894   1.471%, 01/25/04............        314,278
  1,400,000   Crimmi Mae Commercial
              Mortgage Trust(a)
              7.000%, 06/02/33............      1,517,496
    180,000   Daimler Chrysler Auto Trust
              4.630%, 12/06/06............        185,034
    262,580   EMC Mortgage Loan
              Trust(a)(e)
              1.611%, 01/25/04............        263,257
  1,600,123   EQCC Trust(e)
              1.441%, 01/25/04............      1,601,389
    453,249   First Consumers Master
              Trust(a)(e)
              5.800%, 01/15/04............        440,150

Principal
Amount                                          Value
---------------------------------------------------------
$   350,000   Ge Capital Commercial
              Mortgage Corp.
              6.531%, 05/15/33............  $     392,519
              GMAC Commercial Mortgage
              Securities, Inc.
     70,000   5.389%, 10/15/38............         74,361
  1,750,000   6.700%, 05/15/30-04/15/34...      1,962,180
    200,000   Greenwich Capital Commercial
              Funding Corp.
              4.948%, 01/11/35............        203,165
    326,893   HFC Home Equity Loan Asset
              Backed Certificates(e)
              1.570%, 01/20/04............        326,817
    287,100   Impac CMB Trust(e)
              1.461%, 01/25/04............        287,157
  1,074,679   Indy Mac Home Equity Loan
              Asset-Backed Trust(e)
              1.401%, 01/25/04............      1,069,890
  1,637,167   Irwin Home Equity(e)
              1.641%, 01/25/04............      1,642,107
  1,752,958   JP Morgan Chase Commercial
              Mortgage Securities
              Corp.(a)(e)
              1.430%, 01/14/04............      1,752,991
    845,978   Long Beach Asset Holdings
              Corp.(a)(c)(e)
              1.499%, 01/25/04............        845,978
    880,253   Merrill Lynch Mortgage
              Investors, Inc.(a)(c)(e)
              1.741%, 01/25/04............        881,406
              Merrill Lynch Mortgage
              Investors, Inc.(e)
  1,371,972   1.461%, 01/25/04............      1,370,587
  1,716,457   1.501%, 01/25/04............      1,717,095
  1,133,750   Mesa Trust Asset Backed
              Certificates(a)(c)(e)
              1.541%, 01/25/04............      1,133,739
              Metris Master Trust(e)
  1,000,000   2.050%, 7/1/08..............        981,303
  1,000,000   2.230%, 11/20/09............        898,222

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Nomura Asset Securities
              Corp.
$ 1,020,000   7.120%, 04/13/39............  $   1,110,758
  2,220,000   6.590%, 03/15/30............      2,484,289
  1,000,000   Nordstrom Private Label
              Credit 2001-1A A(a)
              4.820%, 04/15/10............      1,051,974
  2,026,978   Oakwood Mortgage Investors,
              Inc.(c)
              6.000%, 08/15/10............        410,787
    350,000   PNC Mortgage Acceptance
              Corp.
              6.360%, 03/12/34............        388,910
  1,831,876   Provident Bank Home Equity
              Loan Trust(e)
              1.411%, 01/25/04............      1,828,353
  2,070,646   Provident Funding Mortgage
              Loan Trust(e)
              3.800%, 01/01/04............      2,060,140
  1,280,000   Providian Master Trust
              7.490%, 08/17/09............      1,326,953
              Residential Asset Mortgage
              Products, Inc.(c)(e)
    587,464   2.260%, 07/25/03............        582,758
    484,507   2.540%, 07/25/03............        485,520
    175,412   Residential Asset Securities
              Corp.
              6.320%, 04/25/30............        183,439
  2,071,931   Residential Asset Securities
              Corp.(e)
              1.411%, 01/25/04............      2,070,842
  2,280,682   Wachovia Asset
              Securitization, Inc.(e)
              1.511%, 01/25/04............      2,289,120
                                            -------------
                                               52,519,596
                                            -------------
Corporate Bonds & Notes -- 26.2%
    125,000   aaiPharma, Inc.
              11.000%, 04/01/10...........        141,875
     50,000   ABN Amro Bank NV(a)
              4.650%, 06/04/18............         46,027

Principal
Amount                                          Value
---------------------------------------------------------
              ABN AMRO Bank NV (Chicago)
$    25,000   7.250%, 05/31/05............  $      26,892
    100,000   7.550%, 06/28/06............        112,692
     40,000   ACE Ltd. Yankee-Dollar
              6.000%, 04/01/07............         43,325
     50,000   Aegon NV
              4.750%, 06/01/13............         48,755
     50,000   AEP Texas North Co.
              5.500%, 03/01/13............         51,224
    150,000   Aes Corp.
              9.375%, 09/15/10............        166,312
              Ahold Finance USA, Inc.
    125,000   6.250%, 05/01/09............        125,312
     50,000   6.875%, 05/01/29............         44,625
     70,930   Ahold Lease USA, Inc.
              7.820%, 01/02/20............         71,639
    250,000   Airgas, Inc.
              9.125%, 10/01/11............        280,625
     25,000   Alabama Power Co.
              3.125%, 05/01/08............         24,607
    113,000   Alamosa Delaware Inc.
              11.000%, 07/31/10...........        122,605
     84,000   Alamosa Delaware Inc.(e)
              0.000%, 07/31/05............         75,600
              Albertson's, Inc.
    100,000   7.500%, 02/15/11............        114,636
     20,000   8.000%, 05/01/31............         23,152
    400,000   Alcoa, Inc.
              7.375%, 08/01/10............        468,888
    125,000   Allegheny Energy Super
              Station(a)
              10.250%, 11/15/07...........        130,000
    200,000   Alliant Techsystems, Inc.
              8.500%, 05/15/11............        220,000
              Allied Waste North America
     75,000   8.875%, 04/01/08............         84,000
    125,000   9.250%, 09/01/12............        141,875
    175,000   10.000%, 08/01/09...........        189,000

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Allstate Corp. (The)
$    75,000   5.350%, 06/01/33............  $      69,048
    100,000   5.375%, 12/01/06............        107,629
              ALLTEL Corp.
     35,000   7.000%, 07/01/12............         39,741
     50,000   7.875%, 07/01/32............         60,902
              Altria Group, Inc.
     25,000   5.625%, 11/04/08............         25,646
    765,000   7.000%, 07/15/05-11/04/13...        805,967
     40,000   7.200%, 02/01/07............         43,286
     20,000   Amerada Hess Corp.
              7.125%, 03/15/33............         20,306
              American Express Co.
     20,000   3.750%, 11/20/07............         20,373
     60,000   5.500%, 09/12/06............         64,567
    125,000   American General Finance
              Corp.
              2.750%, 06/15/08............        120,334
     50,000   American Re Corp.
              7.450%, 12/15/26............         55,672
    265,000   American Safety Razor Co.
              9.875%, 08/01/05............        265,000
    200,000   American Standard, Inc.
              7.375%, 02/01/08............        221,000
              American Tower Corp.
    100,000   5.000%, 02/15/10............         95,250
    290,000   9.375%, 02/01/09............        308,850
    115,000   American Tower Escrow Corp.
              0.000%, 08/01/08(g).........         79,350
    175,000   Ameristar Casinos, Inc.
              10.750%, 02/15/09...........        201,250
     50,000   AmSouth Bank NA
              4.850%, 04/01/13............         49,647
    100,000   Anadarko Finance Co.
              7.500%, 05/01/31............        117,148
     15,000   Anadarko Petroleum Corp.
              5.375%, 03/01/07............         16,036
    125,000   Anchor Glass Container Corp.
              11.000%, 02/15/13...........        145,000

Principal
Amount                                          Value
---------------------------------------------------------
$   100,000   Anheuser-Busch Cos., Inc.
              9.000%, 12/01/09............  $     126,797
     25,000   Anthem, Inc.
              6.800%, 08/01/12............         28,237
              AOL Time Warner, Inc.
  1,770,000   7.625%, 04/15/31............      2,042,170
  1,030,000   7.700%, 05/01/32............      1,202,119
     25,000   Apache Corp.
              6.250%, 04/15/12............         27,792
     50,000   Appalachian Power Co.
              4.800%, 06/15/05............         52,053
    150,000   Appleton Papers, Inc.
              12.500%, 12/15/08...........        169,500
     50,000   Applica, Inc.
              10.000%, 07/31/08...........         50,000
    100,000   Applied Extrusion
              Technologies, Inc. (US)
              10.750%, 07/01/11...........         83,000
    100,000   Aramark Services, Inc.
              7.000%, 05/01/07............        109,952
     50,000   Archstone-Smith Operating
              Trust REIT
              3.000%, 06/15/08............         48,280
    175,000   Argosy Gaming Co.
              10.750%, 06/01/09...........        189,000
     50,000   Arizona Public Service
              6.500%, 03/01/12............         55,131
  1,254,000   AT&T Broadband
              8.375%, 03/15/13............      1,534,330
     67,000   AT&T Corp.
              6.000%, 03/15/09............         72,212
              AT&T Corp.(e)
    150,000   8.050%, 11/15/11............        172,647
    285,000   8.750%, 11/15/31............        333,041
              AT&T Wireless Services, Inc.
    100,000   7.350%, 03/01/06............        109,353
    200,000   7.875%, 03/01/11............        231,429
     95,000   8.125%, 05/01/12............        111,715
    900,000   8.750%, 03/01/31............      1,110,446

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$   100,000   Athena Neurosciences Finance
              LLC
              7.250%, 02/21/08............  $      89,800
     30,000   Atmos Energy Corp.
              5.125%, 01/15/13............         30,459
              Autozone, Inc.
     50,000   5.500%, 11/15/15............         49,651
     20,000   5.875%, 10/15/12............         20,740
     50,000   AvalonBay Communities, Inc.
              REIT
              6.125%, 11/01/12............         53,385
              Avon Energy Partners
              Holdings(a)
    350,000   6.460%, 03/04/08............        333,375
     75,000   7.050%, 12/11/07............         71,437
     20,000   Avon Products, Inc.
              4.200%, 07/15/18............         17,959
              Bank of America Corp.
     50,000   3.875%, 01/15/08............         50,976
     50,000   4.750%, 10/15/06............         52,786
  1,350,000   4.875%, 09/15/12............      1,356,913
    100,000   5.125%, 11/15/14............         99,747
    600,000   5.250%, 02/01/07............        641,679
    200,000   6.800%, 03/15/28............        221,630
              Bank of New York Co., Inc.
              (The)
     50,000   3.900%, 09/01/07............         51,360
     10,000   5.200%, 07/01/07............         10,713
              Bank One Corp.
    300,000   5.250%, 01/30/13............        307,765
    300,000   7.625%, 08/01/05............        326,520
    300,000   7.875%, 08/01/10............        360,363
  1,600,000   Bay View Auto Trust
              3.440%, 04/25/12............      1,609,357
     50,000   BB&T Corp.
              4.750%, 10/01/12............         49,739
              Bear Stearns Cos., Inc.
              (The)
     25,000   2.875%, 07/02/08............         24,198
     25,000   4.500%, 10/28/10............         25,146
     10,000   4.650%, 07/02/18............          9,140
    250,000   5.700%, 01/15/07-11/15/14...        269,009

Principal
Amount                                          Value
---------------------------------------------------------
$   200,000   BellSouth Corp.
              5.000%, 10/15/06............  $     212,239
    200,000   Bellsouth Telecommunications
              6.375%, 06/01/28............        208,691
    800,000   Beneficial Corp.
              6.750%, 07/20/04............        819,830
    200,000   Berry Plastics Corp.
              10.750%, 07/15/12...........        230,250
    175,000   Blount, Inc.
              13.000%, 08/01/09...........        188,562
              Boeing Capital Corp.
    400,000   5.650%, 05/15/06............        427,058
     65,000   5.800%, 01/15/13............         68,172
     70,000   6.500%, 02/15/12............         76,534
    900,000   Boston Properties, Inc. REIT
              6.250%, 01/15/13............        965,739
    100,000   Bottling Group, LLC
              4.625%, 11/15/12............         99,456
    225,000   Bowater, Inc.
              9.500%, 10/15/12............        254,900
    100,000   Brand Services, Inc.
              12.000%, 10/15/12...........        115,625
              Bristol-Myers Squibb Co.
    170,000   4.750%, 10/01/06............        179,767
     70,000   5.750%, 10/01/11............         75,643
    540,000   Bristol-Myers Squibb Co.(a)
              5.250%, 08/15/13............        556,825
    150,000   BRL Universal Equipment 2001
              A LP
              8.875%, 02/15/08............        160,875
     20,000   Brown-Forman Corp.
              3.000%, 03/15/08............         19,574
     25,000   Buckeye Partners
              4.625%, 07/15/13............         24,039
              Buckeye Technologies, Inc.
    125,000   8.000%, 10/15/10............        122,500
    100,000   9.250%, 09/15/08............        101,250
     15,000   Bunge Ltd Finance Corp.
              5.875%, 05/15/13............         15,182

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Burlington Northern Santa Fe
              Corp.
$   100,000   7.000%, 12/15/25............  $     109,518
    175,000   7.125%, 12/15/10............        202,597
              Calpine Corp.
     66,000   7.750%, 04/15/09............         50,820
    250,000   7.875%, 04/01/08............        195,000
    125,000   Calpine Corp.(a)
              8.500%, 07/15/10............        121,875
     20,000   Camden Property Trust REIT
              5.875%, 11/30/12............         20,928
     75,000   Campbell Soup Co.
              5.000%, 12/03/12............         76,564
              Capital One Bank
     50,000   4.875%, 05/15/08............         51,457
    100,000   6.875%, 02/01/06............        108,180
              Capital One Master Trust
  3,500,000   5.300%, 06/15/09............      3,723,123
    350,000   7.200%, 08/15/08............        376,362
              Cardinal Health, Inc.
     10,000   4.000%, 06/15/15............          9,128
     50,000   6.750%, 02/15/11............         57,120
     25,000   Case New Holland, Inc.(a)
              9.250%, 08/01/11............         28,000
    100,000   Caterpillar Financial
              Services Corp.
              2.700%, 07/15/08............         96,627
    150,000   Caterpillar, Inc.
              6.950%, 05/01/42............        174,316
    150,000   Cendant Corp.
              7.375%, 01/15/13............        171,945
     50,000   Centerpoint Energy Houston
              Electric(a)
              5.750%, 01/15/14............         52,207
    100,000   Centex Corp.
              5.125%, 10/01/13............         98,600
     40,000   CenturyTel, Inc.
              7.875%, 08/15/12............         47,377

Principal
Amount                                          Value
---------------------------------------------------------
              Charter Communications
              Holdings, LLC/Charter
              Communications Holdings Cap
              Corp.
$    75,000   8.625%, 04/01/09............  $      65,437
    100,000   10.750%, 10/01/09...........         91,750
              Charter Communications
              Holdings, LLC/Charter
              Communications Holdings Cap
              Corp.(g)(e)
  1,100,000   11.750%, 01/15/05-5/15/06...        845,750
     50,000   12.125%, 01/15/07...........         30,750
     50,000   Charter One Bank FSB
              6.375%, 05/15/12............         54,375
              ChevronTexaco Capital Co.
    100,000   3.375%, 02/15/08............        100,474
    100,000   3.500%, 09/17/07............        101,848
    200,000   Cincinnati Bell, Inc.(a)
              8.375%, 01/15/14............        215,000
     20,000   Cincinnati Gas & Electric
              5.700%, 09/15/12............         21,042
              Cingular Wireless LLC
     30,000   5.625%, 12/15/06............         32,180
     30,000   6.500%, 12/15/11............         32,807
              CIT Group, Inc.
     50,000   2.875%, 09/29/06............         50,133
     50,000   3.875%, 11/03/08............         49,857
    650,000   6.500%, 02/07/06............        703,943
     75,000   7.375%, 04/02/07............         84,712
  1,225,000   7.750%, 04/02/12............      1,447,264
              Citizens Communications Co.
     20,000   7.625%, 08/15/08............         21,899
     20,000   9.000%, 08/15/31............         23,337
     50,000   9.250%, 05/15/11............         59,112
              Clear Channel
              Communications, Inc.
     50,000   4.250%, 05/15/09............         50,128
     25,000   5.000%, 03/15/12............         25,090
     20,000   5.750%, 01/15/13............         20,882
     80,000   6.000%, 11/01/06............         86,472

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$   250,000   Coast Hotels & Casinos, Inc.
              9.500%, 04/01/09............  $     264,375
              Coca-Cola Enterprises, Inc.
     25,000   2.500%, 09/15/06............         24,932
     25,000   4.250%, 09/15/10............         24,987
    300,000   8.500%, 02/01/22............        388,332
              Cole National Group
    150,000   8.625%, 08/15/07............        153,000
     75,000   8.875%, 05/15/12............         80,250
     50,000   Commerce Group, Inc.
              5.950%, 12/09/13............         50,708
    100,000   Compass Minerals Group, Inc.
              10.000%, 08/15/11...........        112,000
     50,000   Computer Sciences Corp.
              6.750%, 06/15/06............         54,833
              ConAgra Foods, Inc.
     25,000   6.000%, 09/15/06............         27,022
     25,000   6.750%, 09/15/11............         28,022
     75,000   Conectiv
              5.300%, 06/01/05............         77,935
              Conoco Funding Co.
     50,000   5.450%, 10/15/06............         53,645
    630,000   6.350%, 10/15/11............        706,329
     65,000   7.250%, 10/15/31............         76,706
    800,000   Conoco, Inc.
              6.950%, 04/15/29............        907,231
    370,000   ConocoPhillips
              4.750%, 10/15/12............        371,557
     70,000   Consolidated Edison Co. of
              New York
              6.450%, 12/01/07............         77,911
              Constellation Energy Group,
              Inc.
     75,000   6.350%, 04/01/07............         82,083
     15,000   7.600%, 04/01/32............         17,556
              Consumers Energy Co.(a)
     20,000   4.000%, 05/15/10............         19,352
     25,000   4.250%, 04/15/08............         25,250
     25,000   5.375%, 04/15/13............         25,115

Principal
Amount                                          Value
---------------------------------------------------------
              Continental Airlines, Inc.
$   131,120   6.541%, 09/15/08............  $     123,174
    216,990   6.545%, 02/02/19............        214,458
     25,000   7.250%, 11/01/05............         23,843
     30,000   Coors Brewing Co.
              6.375%, 05/15/12............         32,681
     25,000   Costco Wholesale Corp.
              5.500%, 03/15/07............         26,969
              Countrywide Home Loans, Inc.
     25,000   3.500%, 12/19/05............         25,696
     25,000   4.250%, 12/19/07............         25,783
    250,000   5.500%, 08/01/06............        267,040
              COX Communications, Inc.
    530,000   7.125%, 10/01/12............        611,309
    750,000   7.750%, 11/01/10............        893,445
    400,000   Credit Suisse First Boston
              USA, Inc.
              5.750%, 04/15/07............        433,470
              Crown Castle International
              Corp.
    175,000   9.375%, 08/01/11............        194,250
    125,000   10.750%, 08/01/11...........        140,625
    548,337   CS First Boston Mortgage
              Securities Corp.(c)(e)
              2.041%, 01/25/04............        547,646
    250,000   CSC Holdings, Inc.
              9.875%, 02/15/13............        261,250
    125,000   CSK Auto, Inc.
              12.000%, 06/15/06...........        143,438
              CSX Corp.
    180,000   7.450%, 05/01/07............        204,145
    100,000   7.950%, 05/01/27............        121,274
     25,000   CVS Corp.
              3.875%, 11/01/07............         25,668
              DaimlerChrysler NA Holding
              Corp.
    530,000   4.050%, 06/04/08............        526,392
     40,000   6.500%, 11/15/13............         42,136
     90,000   7.300%, 01/15/12............        100,210
    600,000   7.750%, 01/18/11............        686,135

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$    20,000   Dayton Power & Light Co.(a)
              5.125%, 10/01/13............  $      19,960
     30,000   Deere & Co.
              6.950%, 04/25/14............         34,899
     75,000   Del Monte Corp.
              8.625%, 12/15/12............         82,125
     50,000   Delphi Corp.
              6.550%, 06/15/06............         53,652
              Delta Air Lines, Inc.
     25,000   6.417%, 07/02/12............         26,796
    966,801   6.718%, 07/02/24............      1,034,571
    100,000   7.111%, 09/18/11............        100,838
     20,000   Deluxe Corp.
              5.000%, 12/15/12............         20,273
              Deutsche Bank Financial Inc.
     50,000   6.700%, 12/13/06............         55,596
     50,000   7.500%, 04/25/09............         58,200
              Devon Energy Corp.
    100,000   2.750%, 08/01/06............        100,047
    620,000   7.950%, 04/15/32............        747,572
    800,000   Devon Financing Corp. ULC
              6.875%, 09/30/11............        907,140
     50,000   Dex Media East LLC/Dex Media
              East Finance Co.
              9.875%, 11/15/09............         57,250
    100,000   Dex Media Finance/West
              LLC(a)
              8.500%, 08/15/10............        111,375
    150,000   Direct TV Holdings/Finance
              8.375%, 03/15/13............        174,000
    150,000   Dobson Communications Corp.
              10.875%, 07/01/10...........        163,500
              Dominion Resources,
              Inc. (VA)
     50,000   4.125%, 02/15/08............         50,945
    220,000   5.125%, 12/15/09............        229,633
    240,000   5.700%, 09/17/12............        252,871
     15,000   6.750%, 12/15/32............         16,035

Principal
Amount                                          Value
---------------------------------------------------------
$   200,000   Dow Chemical Co. (The)
              6.125%, 02/01/11............  $     215,198
    100,000   DTE Energy Co.
              6.450%, 06/01/06............        108,094
              Duke Capital Corp.
    100,000   6.250%, 02/15/13............        105,483
     50,000   6.750%, 02/15/32............         50,492
              Duke Energy Corp.
    950,000   4.200%, 10/01/08............        954,205
    100,000   5.300%, 10/01/15............        101,321
    220,000   5.625%, 11/30/12............        228,759
     50,000   Duke Energy Field Services
              LLC
              7.875%, 08/16/10............         58,578
              Dynegy Holdings, Inc.
    250,000   7.625%, 10/15/26............        215,938
  3,210,000   8.750%, 02/15/12............      3,238,087
    300,000   Dynegy Holdings, Inc.(a)
              9.875%, 07/15/10............        337,500
     45,000   Eastman Chemical Co.
              7.000%, 04/15/12............         49,717
              Echostar DBS Corp.
    130,000   9.125%, 01/15/09............        145,438
    250,000   9.375%, 02/01/09............        262,812
    125,000   10.375%, 10/01/07...........        137,031
    375,000   Edison Mission Energy
              9.875%, 04/15/11............        390,000
              El Paso Corp.
    560,000   7.750%, 01/15/32............        477,400
    690,000   7.800%, 08/01/31............        587,362
    220,000   El Paso Natural Gas
              8.375%, 06/15/32............        224,840
    100,000   Electronic Data Systems
              6.000%, 08/01/13............         98,264
    125,000   Emerson Electric Co.
              4.500%, 05/01/13............        122,018
     30,000   Energy East Corp.
              6.750%, 06/15/12............         33,232
  1,875,000   Entergy Gulf States, Inc.(a)
              6.200%, 07/01/33............      1,783,011

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$    50,000   Enterprise Products
              Operations LP
              6.875%, 03/01/33............  $      49,963
    200,000   EOP Operating LP
              7.750%, 11/15/07............        229,273
     20,000   Equifax, Inc.
              4.950%, 11/01/07............         20,918
    150,000   Equinox Holdings, Inc.(a)
              9.000%, 12/15/09............        154,875
    200,000   Exelon Generation Co. LLC
              6.950%, 06/15/11............        224,600
    125,000   Extendicare Health Services,
              Inc.
              9.500%, 07/01/10............        138,750
    175,000   Eye Care Centers of America
              9.125%, 05/01/08............        175,000
    100,000   Fedders North America, Inc.
              9.375%, 08/15/07............        100,500
     85,000   Federated Department Stores
              6.625%, 04/01/11............         95,444
     50,000   Fedex Corp.
              7.250%, 02/15/11............         56,995
    175,000   Felcor Lodging LP(e) REIT
              10.000%, 09/15/08...........        189,000
     25,000   Fifth Third Bancorp
              4.500%, 06/01/18............         23,209
    265,000   Finlay Fine Jewelry Corp.
              8.375%, 05/01/08............        274,275
    150,000   First Data Corp.
              3.375%, 08/01/08............        148,977
    505,874   First Security Auto Owner
              Trust
              7.400%, 10/17/05............        506,977
    200,000   First Union Institutional
              Capital I
              8.040%, 12/01/26............        229,024
  1,500,000   First Union-Lehman
              Brothers-Bank of America
              6.560%, 11/18/35............      1,673,178

Principal
Amount                                          Value
---------------------------------------------------------
              FirstEnergy Corp.
$    70,000   5.500%, 11/15/06............  $      72,509
     35,000   6.450%, 11/15/11............         36,276
  1,070,000   7.375%, 11/15/31............      1,094,585
    400,000   FleetBoston Financial Corp.
              7.250%, 09/15/05............        434,964
     50,000   Fleming Cos., Inc.
              10.125%, 04/01/08...........         11,000
     25,000   Florida Power & Light Co.
              5.850%, 02/01/33............         25,241
              Florida Power Corp.
     50,000   4.800%, 03/01/13............         49,668
     50,000   5.900%, 03/01/33............         50,181
    125,000   Flowserve Corp.
              12.250%, 08/15/10...........        145,000
     50,000   FMC Corp.
              7.000%, 05/15/08............         51,000
    150,000   FMC Corp.
              7.750%, 07/01/11............        156,000
              Ford Credit Auto Owner Trust
    200,000   3.130%, 11/15/06............        203,638
    150,000   4.010%, 03/15/06............        152,773
    600,000   Ford Motor Co.
              7.450%, 07/16/31............        606,313
              Ford Motor Credit Co.
    100,000   5.625%, 10/01/08............        102,659
    450,000   5.800%, 01/12/09............        463,434
  2,420,000   6.875%, 02/01/06............      2,582,885
     75,000   7.000%, 10/01/13............         79,101
    650,000   7.250%, 10/25/11............        704,966
    850,000   7.375%, 10/28/09-02/01/11...        930,642
  1,580,000   7.875%, 06/15/10............      1,765,437
     25,000   Fortune Brands, Inc.
              4.875%, 12/01/13............         25,047
     50,000   FPL Group Capital, Inc.
              7.625%, 09/15/06............         56,134
     20,000   Franklin Resources, Inc.
              3.700%, 04/15/08............         19,891
     15,000   Fund American Cos., Inc.
              5.875%, 05/15/13............         15,182

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Gannett Co., Inc.
$    25,000   4.950%, 04/01/05............  $      25,994
     25,000   5.500%, 04/01/07............         27,097
     10,000   6.375%, 04/01/12............         11,161
    170,000   Gap, Inc. (The)(e)
              10.550%, 12/15/08...........        209,525
              General Dynamics Corp.
     50,000   2.125%, 05/15/06............         49,710
     50,000   3.000%, 05/15/08............         48,818
     50,000   4.250%, 05/15/13............         47,835
     25,000   4.500%, 08/15/10............         25,552
     25,000   5.375%, 08/15/15............         26,018
              General Electric Capital
              Corp.
  2,100,000   3.500%, 12/05/07-05/01/08...      2,103,812
    450,000   4.250%, 01/28/05-01/15/08...        463,869
    775,000   5.450%, 01/15/13............        806,253
    370,000   6.000%, 06/15/12............        401,248
    150,000   6.750%, 03/15/32............        166,068
    500,000   7.375%, 01/19/10............        587,420
    460,000   General Electric Co.
              5.000%, 02/01/13............        465,214
              General Mills, Inc.
     50,000   2.625%, 10/24/06............         49,726
     50,000   5.125%, 02/15/07............         53,113
     50,000   6.000%, 02/15/12............         53,468
              General Motors Acceptance
              Corp.
    100,000   4.375%, 12/10/07............        101,028
    150,000   4.500%, 07/15/06............        154,314
  1,575,000   6.125%, 09/15/06............      1,685,644
    400,000   6.150%, 04/05/07............        428,703
  1,550,000   6.875%, 09/15/11............      1,669,547
    100,000   7.500%, 07/15/05............        107,471
    300,000   8.000%, 11/01/31............        336,890
              General Motors Corp.
    390,000   7.125%, 07/15/13............        427,702
    100,000   8.375%, 07/15/33............        116,081
     25,000   Georgia Power Co.
              4.875%, 07/15/07............         26,640
     50,000   Gillette Co. (The)
              2.500%, 06/01/08............         48,134

Principal
Amount                                          Value
---------------------------------------------------------
              Goldman Sachs Group, Inc.
$   100,000   4.125%, 01/15/08............  $     102,530
     50,000   4.750%, 07/15/13............         48,729
    100,000   6.125%, 02/15/33............        100,704
    400,000   6.875%, 01/15/11............        454,243
     25,000   Goodrich Corp.
              7.625%, 12/15/12............         28,884
    161,210   Green Tree Financial
              Corp.(e)
              8.100%, 01/15/04............         55,617
     25,000   Greenpoint Financial Corp.
              3.200%, 06/06/08............         24,165
     34,000   Grey Wolf, Inc.
              8.875%, 07/01/07............         35,020
     50,000   Halliburton Co.(a)
              5.500%, 10/15/10............         52,291
    150,000   Hanover Compress Co.
              8.625%, 12/15/10............        156,000
    125,000   Hanover Compressor Co.
              0.000%, 03/31/07(g).........         91,875
              Hartford Financial Services
              Group, Inc.
     20,000   2.375%, 06/01/06............         19,900
     40,000   4.700%, 09/01/07............         42,022
     15,000   Hartford Financial Services
              Group, Inc.(a)
              4.625%, 07/15/13............         14,435
     20,000   Hartford Life, Inc.
              7.375%, 03/01/31............         23,450
     20,000   Health Care, Inc. REIT
              6.000%, 11/15/13............         20,212
    125,000   Herbst Gaming, Inc.
              10.750%, 09/01/08...........        140,625
              Hertz Corp.
     20,000   4.700%, 10/02/06............         20,352
     25,000   7.625%, 06/01/12............         27,083
     30,000   Hewlett-Packard Co.
              5.500%, 07/01/07............         32,424
     50,000   Holmes Group, Inc.
              9.875%, 11/15/07............         51,625

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$   275,000   Home Interiors & Gifts, Inc.
              10.125%, 06/01/08...........  $     278,094
    100,000   Honeywell International,
              Inc.
              7.500%, 03/01/10............        118,100
    275,000   Horseshoe Gaming Holding
              Corp.
              8.625%, 05/15/09............        290,469
    150,000   Host Marriott Corp. REIT
              7.875%, 08/01/08............        156,000
     50,000   Host Marriott LP REIT
              8.375%, 02/15/06............         53,313
    100,000   Houghton Mifflin Co.(a)(e)
              11.500%, 10/15/08...........         63,250
              Household Finance Corp.
    430,000   6.375%, 11/27/12............        471,733
     30,000   6.400%, 06/17/08............         33,261
     20,000   7.000%, 05/15/12............         22,807
     15,000   7.350%, 11/27/32............         17,577
  2,075,000   8.000%, 05/09/05-07/15/10...      2,391,818
    250,000   HSBC Bank Plc Yankee-Dollar
              6.950%, 03/15/11............        288,040
    200,000   HSBC Capital Funding
              LP(a)(e)
              4.610%, 06/27/13............        188,400
    925,000   Humana, Inc.
              6.300%, 08/01/18............        973,757
    225,000   Huntsman International LLC
              9.875%, 03/01/09............        246,375
    250,000   IASIS Healthcare Corp.
              13.000%, 10/15/09...........        281,250
    100,000   Icon Health & Fitness
              11.250%, 04/01/12...........        109,000
     75,000   Imco Recycling, Inc.(a)
              10.375%, 10/15/10...........         77,063
     50,000   Indiana Michigan Power Co.
              6.125%, 12/15/06............         54,158

Principal
Amount                                          Value
---------------------------------------------------------
$   150,000   InSight Health Services
              Corp.
              9.875%, 11/01/11............  $     159,000
    175,000   Insight Midwest LP/Insight
              Capital, Inc.
              10.500%, 11/01/10...........        190,312
     20,000   InterActiveCorp
              7.000%, 01/15/13............         22,052
     50,000   Interface, Inc.
              9.500%, 11/15/05............         48,500
              International Business
              Machines Corp.
    200,000   6.500%, 01/15/28............        218,022
    200,000   7.500%, 06/15/13............        240,434
              International Lease Finance
              Corp.
    325,000   5.750%, 02/15/07............        351,592
  1,275,000   6.375%, 03/15/09............      1,404,572
              International Paper Co.
     25,000   4.250%, 01/15/09............         25,103
    120,000   5.850%, 10/30/12............        125,019
    150,000   6.750%, 09/01/11............        166,766
    250,000   ISP Chemco, Inc.
              10.250%, 07/01/11...........        281,250
              John Deere Capital Corp.
     20,000   3.900%, 01/15/08............         20,325
     15,000   4.500%, 08/22/07............         15,695
    470,000   5.100%, 01/15/13............        481,517
     75,000   5.125%, 10/19/06............         79,933
    100,000   7.000%, 03/15/12............        115,199
    175,000   John Q Hammons Hotels
              LP/John Q Hammons Hotels
              Finance Corp. III
              8.875%, 05/15/12                    192,937
    300,000   JP Morgan & Co., Inc. (Old)
              6.000%, 01/15/09............        327,613
              JP Morgan Chase & Co.
     20,000   3.625%, 05/01/08............         20,040
    100,000   4.000%, 02/01/08............        101,742
     30,000   5.250%, 05/01/15............         29,905
    300,000   6.750%, 02/01/11............        338,277

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$ 1,250,000   Kellogg Co.
              6.600%, 04/01/11............  $   1,400,865
              Kerr-Mcgee Corp.
     50,000   5.375%, 04/15/05............         52,073
     20,000   5.875%, 09/15/06............         21,462
     20,000   6.875%, 09/15/11............         22,251
     20,000   7.875%, 09/15/31............         22,717
    175,000   Kerzner International Ltd.
              8.875%, 08/15/11............        191,187
              KeyBank National Association
     25,000   5.700%, 11/01/17............         25,505
    250,000   7.000%, 02/01/11............        285,412
    200,000   KeySpan Corp.
              7.625%, 11/15/10............        238,218
              KFW International Finance
    100,000   2.500%, 10/17/05............        101,229
    300,000   4.250%, 04/18/05............        310,303
    400,000   7.125%, 02/15/05............        424,823
     45,000   Kimberly-Clark Corp.
              5.625%, 02/15/12............         48,059
              Kinder Morgan Energy
              Partners
     50,000   5.000%, 12/15/13............         49,340
     85,000   6.750%, 03/15/11............         95,412
              Kinder Morgan, Inc.
     40,000   6.500%, 09/01/12............         44,140
     20,000   7.250%, 03/01/28............         22,250
    250,000   Kinetek, Inc.
              10.750%, 11/15/06...........        212,500
     50,000   Kohl's Corp.
              7.250%, 06/01/29............         58,384
    550,000   Korea Electric Power
              Corp.(a)
              4.250%, 09/12/07............        559,923
              Kraft Foods, Inc.
     25,000   4.000%, 10/01/08............         25,149
    100,000   4.625%, 11/01/06............        104,352
  1,450,000   5.250%, 10/01/13............      1,463,069
    150,000   5.625%, 11/01/11............        158,047

Principal
Amount                                          Value
---------------------------------------------------------
              Kroger Co.
$   200,000   6.750%, 04/15/12............  $     221,604
    100,000   6.800%, 12/15/18............        109,804
    200,000   L-3 Communications Corp.
              7.625%, 06/15/12............        216,750
    300,000   Landesbank Baden-
              Wuerttemberg/New York
              6.350%, 04/01/12............        330,601
              Lehman Brothers Holdings,
              Inc.
  1,525,000   3.500%, 08/07/08............      1,515,467
    600,000   4.000%, 01/22/08............        611,966
    300,000   7.000%, 02/01/08............        338,832
    130,000   Lenfest Communications, Inc.
              8.375%, 11/01/05............        143,271
    200,000   Leslie's Poolmart, Inc.
              10.375%, 07/15/08...........        200,000
              Levi Strauss & Co.
     75,000   7.000%, 11/01/06............         48,188
    195,000   11.625%, 01/15/08...........        127,237
              Liberty Media Corp.
    190,000   3.500%, 09/25/06............        190,950
     40,000   3.750%, 02/15/30............         26,150
    100,000   8.250%, 02/01/30............        119,652
    545,000   Liberty Media Corp.(e)
              2.670%, 03/15/04............        550,924
              Limited Brands
     25,000   6.125%, 12/01/12............         26,795
    900,000   6.950%, 03/01/33............        978,808
    300,000   Lockheed Martin Corp.
              8.500%, 12/01/29............        393,112
    600,000   Loews Corp.
              7.625%, 06/01/23............        616,324
     50,000   Lowe's Cos., Inc.
              8.250%, 06/01/10............         60,919
    350,000   Lucent Technologies, Inc.
              6.450%, 03/15/29............        275,187
              Lyondell Chemical Co.
     75,000   9.500%, 12/15/08............         78,375
    100,000   11.125%, 07/15/12...........        111,000

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$   200,000   Magnum Hunter Resources,
              Inc.
              9.600%, 03/15/12............  $     227,000
    100,000   Mail Well I Corp.
              9.625%, 03/15/12............        111,000
    100,000   Mail-Well, Inc.
              8.750%, 12/15/08............         99,750
     10,000   Marathon Oil Corp.
              6.125%, 03/15/12............         10,814
    100,000   Marsh & McLennan Cos., Inc.
              3.625%, 02/15/08............        100,353
              Marshall & Ilsley Bank
     25,000   4.125%, 09/04/07............         26,246
     25,000   5.250%, 09/04/12............         26,212
     50,000   Masco Corp.
              5.875%, 07/15/12............         53,190
              May Department Stores Co.
              (The)
     40,000   8.000%, 07/15/12............         47,498
     30,000   8.750%, 05/15/29............         38,765
     30,000   MBNA America Bank
              7.125%, 11/15/12............         34,307
              MBNA Corp.
    100,000   6.125%, 03/01/13............        107,377
     15,000   7.500%, 03/15/12............         17,427
     20,000   McDonald's Corp.
              5.750%, 03/01/12............         21,435
              MeadWestvaco Corp.
     50,000   6.800%, 11/15/32............         51,416
    315,000   6.850%, 04/01/12............        346,493
    175,000   Mediacom Broadband LLC
              11.000%, 07/15/13...........        196,437
    150,000   Mellon Funding Corp.
              4.875%, 06/15/07............        158,882
    150,000   MeriStar Hospitality Corp.
              REIT
              9.125%, 01/15/11............        159,000

Principal
Amount                                          Value
---------------------------------------------------------
              Merrill Lynch & Co., Inc.
$   295,000   3.375%, 09/14/07............  $     298,811
     25,000   4.000%, 11/15/07............         25,606
    100,000   6.000%, 02/17/09............        109,931
    300,000   6.875%, 11/15/18............        345,458
     50,000   MetLife, Inc.
              5.250%, 12/01/06............         53,371
    250,000   MGM Mirage
              9.750%, 06/01/07............        285,000
     50,000   Michigan Consolidated Gas
              5.700%, 03/15/33............         48,073
     50,000   Midamerican Energy Co.
              6.750%, 12/30/31............         54,123
     80,000   Midamerican Energy Holdings
              Co.
              3.500%, 05/15/08............         78,650
    150,000   Millennium America, Inc.
              9.250%, 06/15/08............        163,500
              Mirant Americas Generation
              LLC
    100,000   7.625%, 05/01/06............         84,500
    125,000   9.125%, 05/01/31............        105,625
              Morgan Stanley
    540,000   5.300%, 03/01/13............        551,613
     25,000   5.800%, 04/01/07............         27,174
    700,000   6.100%, 04/15/06............        757,484
  1,400,000   6.600%, 04/01/12............      1,563,575
     25,000   7.250%, 04/01/32............         29,300
    200,000   Morgan Stanley Dean Witter
              Capital I
              5.160%, 12/15/35............        212,096
    200,000   Motorola, Inc.
              6.750%, 02/01/06............        215,457
     25,000   Murphy Oil Corp.
              6.375%, 05/01/12............         27,475
     50,000   Muzak LLC/Muzak Finance
              Corp.
              10.000%, 02/15/09...........         53,250
  2,000,000   Nabisco, Inc.
              6.850%, 06/15/05............      2,137,302

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$    10,000   Nabors Industries, Inc.
              5.375%, 08/15/12............  $      10,358
    150,000   Nash Finch Co.
              8.500%, 05/01/08............        150,000
     50,000   National City Bank (Indiana)
              4.250%, 07/01/18............         44,180
     25,000   National Fuel Gas Co.
              5.250%, 03/01/13............         25,616
     10,000   National Rural Utilities
              4.375%, 10/01/10............         10,041
              National Rural Utilities
              Cooperative Finance
    205,000   6.500%, 03/01/07............        226,449
     30,000   7.250%, 03/01/12............         34,956
     70,000   8.000%, 03/01/32............         87,184
  1,000,000   Nationslink Funding Corp.
              6.867%, 01/22/26............      1,092,069
              Newell Rubbermaid, Inc.
     25,000   6.000%, 03/15/07............         26,961
     25,000   6.750%, 03/15/12............         27,236
              News America Holdings
     25,000   8.000%, 10/17/16............         30,371
    140,000   8.875%, 04/26/23............        179,473
              News America, Inc.
    190,000   6.550%, 03/15/33............        197,376
    320,000   6.625%, 01/09/08............        355,918
    290,000   7.625%, 11/30/28............        335,923
              Nextel Communications, Inc.
    650,000   7.375%, 08/01/15............        698,750
     25,000   9.375%, 11/15/09............         27,250
    250,000   Nextmedia Operating, Inc.
              10.750%, 07/01/11...........        283,750
  3,050,000   Niagara Mohawk Power Corp.
              7.750%, 05/15/06-10/01/08...      3,451,772
              Nisource Finance Corp.
     50,000   5.400%, 07/15/14............         50,625
    905,000   7.625%, 11/15/05............        988,710

Principal
Amount                                          Value
---------------------------------------------------------
$    75,000   NMHG Holding Co.
              10.000%, 05/15/09...........  $      82,875
    200,000   Norfolk Southern Corp.
              8.375%, 05/15/05............        217,501
     50,000   Nortek Holdings, Inc.
              8.875%, 08/01/08............         52,313
    150,000   Northrop Grumman Corp.
              7.750%, 02/15/31............        182,400
    250,000   Noveon, Inc.
              11.000%, 02/28/11...........        290,000
    150,000   NRG Energy, Inc.(a)
              8.000%, 12/15/13............        157,687
     30,000   Nucor Corp.
              4.875%, 10/01/12............         30,178
    100,000   Occidental Petroleum Corp.
              6.750%, 01/15/12............        112,788
     20,000   Ocean Energy, Inc.
              4.375%, 10/01/07............         20,663
              Ohio Power Company
     25,000   4.850%, 01/15/14............         24,496
     25,000   6.375%, 07/15/33............         24,998
    200,000   Oil Insurance Ltd(a)(c)(e)
              5.150%, 08/15/08............        201,415
     50,000   OM Group, Inc.
              9.250%, 12/15/11............         52,000
              Oncor Electric Delivery Co.
    390,000   6.375%, 01/15/15............        423,981
    160,000   7.000%, 09/01/22-05/01/32...        176,416
     50,000   Pacific Bell
              7.125%, 03/15/26............         56,047
              Park Place Entertainment
              Corp.
     50,000   8.875%, 09/15/08............         56,625
    300,000   9.375%, 02/15/07............        339,750
     75,000   Park-Ohio Industries, Inc.
              9.250%, 12/01/07............         74,625
     50,000   Peco Energy Co.
              3.500%, 05/01/08............         49,866

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Pemex Project Funding Master
              Trust
$   100,000   7.375%, 12/15/14............  $     106,750
    200,000   8.500%, 02/15/08............        228,000
     50,000   8.625%, 02/01/22............         55,375
     10,000   PepsiAmericas, Inc.
              3.875%, 09/12/07............         10,195
    100,000   Petco Animal Supplies,
              Inc./Old
              10.750%, 11/01/11...........        117,000
     25,000   Petro Stopping Centers LP/
              Petro Financial Corp.
              10.500%, 02/01/07...........         25,375
              Petro-Canada Yankee-Dollar
     25,000   4.000%, 07/15/13............         23,082
     50,000   5.350%, 07/15/33............         44,695
    125,000   Pioneer Natural Resources
              Co.
              6.500%, 01/15/08............        135,303
              Pitney Bowes, Inc.
     50,000   4.625%, 10/01/12............         49,801
     25,000   4.750%, 05/15/18............         23,846
    295,000   Plastipak Holdings, Inc.
              10.750%, 09/01/11...........        328,187
    175,000   Playtex Products, Inc.
              9.375%, 06/01/11............        176,750
     75,000   Pliant Corp.
              11.125%, 09/01/09...........         81,000
    500,000   PNC Funding Corp.
              5.750%, 08/01/06............        536,804
    250,000   Pogo Producing Co.
              8.250%, 04/15/11............        278,750
    100,000   Popular North American, Inc.
              3.875%, 10/01/08............         99,813
     80,000   PPL Electric Utilities Corp.
              6.250%, 08/15/09............         88,353
    100,000   PPL Energy Supply LLC
              6.400%, 11/01/11............        109,211
              Praxair, Inc.
     25,000   3.950%, 06/01/13............         23,424
     40,000   6.375%, 04/01/12............         44,507

Principal
Amount                                          Value
---------------------------------------------------------
$   200,000   Pride International, Inc.
              10.000%, 06/01/09...........  $     214,500
    100,000   Prime Hospitality Corp.
              8.375%, 05/01/12............        103,250
              Procter & Gamble Co.
     25,000   4.750%, 06/15/07............         26,465
    200,000   6.875%, 09/15/09............        231,040
              Progress Energy, Inc.
     20,000   6.050%, 04/15/07............         21,471
    150,000   6.750%, 03/01/06............        162,622
     25,000   Progressive Corp. (The)
              6.250%, 12/01/32............         26,098
     30,000   Prologis REIT
              5.500%, 03/01/13............         30,852
              Prudential Financial, Inc.
     20,000   3.750%, 05/01/08............         20,010
     10,000   5.750%, 07/15/33............          9,445
              PSEG Power LLC
     25,000   5.500%, 12/01/15............         25,035
    150,000   7.750%, 04/15/11............        176,554
    100,000   PSI Energy, Inc.
              5.000%, 09/15/13............         99,548
              Public Service Co. of
              Colorado
     50,000   4.375%, 10/01/08............         51,302
     35,000   7.875%, 10/01/12............         42,479
     50,000   Public Service Electric &
              Gas Co.
              4.000%, 11/01/08............         50,464
              Pulte Homes, Inc.
     25,000   6.375%, 05/15/33............         24,335
     20,000   7.875%, 06/15/32............         23,229
    450,000   Qwest Corp.(a)
              8.875%, 03/15/12............        516,375
    150,000   Qwest Services Corp.(a)
              13.500%, 12/15/10...........        182,250

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              R.J. Reynolds Tobacco
              Holdings, Inc.
$   680,000   7.750%, 05/15/06............  $     714,000
  1,170,000   7.875%, 05/15/09............      1,219,725
     20,000   Radian Group, Inc.
              5.625%, 02/15/13............         20,681
    225,000   Radio One, Inc.
              8.875%, 07/01/11............        248,062
    150,000   Radnor Holdings, Inc.
              11.000%, 03/15/10...........        136,875
              Raytheon Co.
    100,000   4.850%, 01/15/11............        100,132
     80,000   5.375%, 04/01/13............         80,137
     10,000   5.500%, 11/15/12............         10,145
     15,000   6.000%, 12/15/10............         16,031
    400,000   6.750%, 08/15/07............        443,171
    100,000   RBS Capital Trust II(e)
              6.425%, 12/31/34............        101,068
    100,000   Redwood Capital II
              Ltd.(a)(e)
              4.114%, 01/01/04............        100,000
     10,000   Regency Centers LP REIT
              6.750%, 01/15/12............         11,019
     50,000   Regions Bank (Birmingham,
              Alabama)
              2.900%, 12/15/06............         50,746
     30,000   Regions Financial Corp.
              6.375%, 05/15/12............         33,003
              Reliant Resources, Inc.(a)
     75,000   9.250%, 07/15/10............         79,500
    275,000   9.500%, 07/15/13............        294,250
     25,000   Republic Services, Inc.
              6.750%, 08/15/11............         27,945
    125,000   Resolution Funding Corp.
              8.875%, 07/15/20............        174,271
    175,000   Resolution Performance
              Products(a)
              8.000%, 12/15/09............        181,125
     75,000   Resolution Performance
              Products LLC/RPP Capital
              Corp.
              9.500%, 04/15/10............         76,125

Principal
Amount                                          Value
---------------------------------------------------------
$   125,000   RH Donnelley Finance Corp.
              I(a)
              10.875%, 12/15/12...........  $     148,281
     25,000   Rio Tinto Finance USA Ltd.
              2.625%, 09/30/08............         23,847
    150,000   Rite Aid Corp.
              11.250%, 07/01/08...........        167,250
    150,000   Rite Aid Corp.(a)(e)
              6.125%, 12/15/08............        142,500
     20,000   Rouse Co. (The) REIT
              7.200%, 09/15/12............         22,543
    100,000   Royal KPN NV
              8.000%, 10/01/10............        119,627
     10,000   Safeco Capital Trust I
              8.072%, 07/15/37............         11,333
     60,000   Safeco Corp.
              4.875%, 02/01/10............         61,858
  1,050,000   Safeway, Inc.
              7.250%, 02/01/31............      1,152,494
    310,637   Sail Net Interest Margin
              Notes(a)
              7.750%, 04/27/33............        308,308
    175,000   Saks, Inc.
              7.375%, 02/15/19............        178,062
    150,000   Sanmina-SCI Corp.
              0.000%, 09/12/20(g).........         76,125
              Sara Lee Corp.
     25,000   6.125%, 11/01/32............         25,884
     50,000   6.250%, 09/15/11............         55,521
  1,000,000   SB Treasury Co. LLC(a)(e)
              9.400%, 06/30/08............      1,149,000
    200,000   SBA Communications Corp.
              10.250%, 02/01/09...........        196,500
    200,000   SBA Telecommunications/
              Communications(a)(e)
              9.750%, 12/15/07............        141,000
    200,000   Sbarro, Inc.
              11.000%, 09/15/09...........        158,000
    500,000   SBC Communications, Inc.
              5.750%, 05/02/06............        536,514

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Schering-Plough Corp.
$    40,000   5.300%, 12/01/13............  $      40,698
     30,000   6.500%, 12/01/33............         31,207
     25,000   Scripps Co. (E.W.)
              5.750%, 07/15/12............         26,717
    125,000   Seagate Technology Hdd
              Holdings
              8.000%, 05/15/09............        134,688
    150,000   Sequa Corp.
              9.000%, 08/01/09............        165,375
              Simon Property Group LP REIT
     50,000   4.875%, 03/18/10............         50,964
    100,000   6.375%, 11/15/07............        110,281
    150,000   SITEL Corp.
              9.250%, 03/15/06............        147,000
     50,000   SLM Corp.
              5.625%, 04/10/07............         54,183
     60,000   Sonat, Inc.
              7.625%, 07/15/11............         55,575
     50,000   South Carolina Electric &
              Gas
              5.300%, 05/15/33............         46,239
     50,000   Southern California Gas Co.
              4.375%, 01/15/11............         49,989
    100,000   Southern Co. Capital
              Funding, Inc.
              5.300%, 02/01/07............        107,887
     60,000   Southern Natural Gas Co.
              8.000%, 03/01/32............         61,950
     20,000   Southern Union Co.
              7.600%, 02/01/24............         22,134
     30,000   Southwest Airlines Co.
              5.496%, 11/01/06............         31,977
    200,000   Sovereign Bancorp, Inc.
              10.500%, 11/15/06...........        236,519
     25,000   SpectraSite, Inc.
              8.250%, 05/15/10............         26,688

Principal
Amount                                          Value
---------------------------------------------------------
              Sprint Capital Corp.
$ 1,880,000   6.000%, 01/15/07............  $   2,007,928
    275,000   6.875%, 11/15/28............        268,354
    100,000   7.125%, 01/30/06............        108,187
  1,100,000   8.375%, 03/15/12............      1,284,580
     75,000   8.750%, 03/15/32............         88,604
    120,000   Sprint Capital Corp.(a)
              8.375%, 03/15/12............        140,136
     50,000   St. Paul Cos.
              8.125%, 04/15/10............         59,797
    175,000   Starwood Hotels & Resorts
              Worldwide
              7.875%, 05/01/12............        196,875
    225,000   Station Casinos, Inc.
              9.875%, 07/01/10............        247,500
    225,000   Stone Container Corp.
              9.750%, 02/01/11............        248,625
    250,000   Stone Energy Corp.
              8.250%, 12/15/11............        272,500
     50,000   Sumitomo Mitsui Banking
              Corp. (New York)
              8.000%, 06/15/12............         59,722
     25,000   Suncor Energy, Inc. Yankee-
              Dollar
              7.150%, 02/01/32............         28,871
    135,000   SunTrust Bank
              7.250%, 09/15/06............        153,103
     30,000   SUPERVALU, Inc.
              7.500%, 05/15/12............         34,079
    150,000   Swift & Co.
              10.125%, 10/01/09...........        159,000
    150,000   Swift Energy Co.
              9.375%, 05/01/12............        165,000
    400,000   Swiss Bank Corp. NY
              7.500%, 07/15/25............        479,048
    125,000   Sybron Dental Specialties,
              Inc.
              8.125%, 06/15/12............        135,938
    245,148   System Energy Resources,
              Inc.
              7.430%, 01/15/11............        252,493

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Target Corp.
$   520,000   4.000%, 06/15/13............  $     486,071
     30,000   5.400%, 10/01/08............         32,279
    200,000   5.500%, 04/01/07............        216,007
     50,000   7.000%, 07/15/31............         56,689
  1,560,000   TCI Communications Finance
              9.650%, 03/31/27............      1,879,800
     25,000   Tekni-Plex, Inc.
              12.750%, 06/15/10...........         27,250
    150,000   Tekni-Plex, Inc.(a)
              8.750%, 11/15/13............        156,375
    800,000   Tele-Communications-TCI
              Group
              7.875%, 08/01/13............        946,958
     25,000   Temple-Inland, Inc.
              7.875%, 05/01/12............         28,991
              Tenet Healthcare Corp.
    125,000   6.875%, 11/15/31............        111,875
    415,000   7.375%, 02/01/13............        417,075
     10,000   Tennessee Gas Pipeline Co.
              8.375%, 06/15/32............         10,613
     50,000   Tennessee Valley Authority
              6.250%, 12/15/17............         55,091
    250,000   Terex Corp.
              10.375%, 04/01/11...........        280,000
     25,000   Texas Gas Transmission LLC
              4.600%, 06/01/15............         23,556
              Textron Financial Corp.
  1,425,000   2.750%, 06/01/06............      1,422,057
     80,000   6.000%, 11/20/09............         87,789
     25,000   Textron, Inc.
              4.500%, 08/01/10............         25,276
     10,000   Time Warner Entertainment
              Co. LP
              8.375%, 07/15/33............         12,698
              Time Warner, Inc.
     80,000   6.875%, 05/01/12............         90,024
    100,000   9.125%, 01/15/13............        127,048
    150,000   9.150%, 02/01/23............        194,025

Principal
Amount                                          Value
---------------------------------------------------------
$   250,000   Toyota Auto Receivables
              Owner Trust
              2.650%, 11/15/06............  $     252,246
     25,000   Toyota Motor Credit Corp.
              5.500%, 12/15/08............         27,359
     25,000   Toys "R" US, Inc.
              7.875%, 04/15/13............         26,894
    200,000   Transocean, Inc.
              6.625%, 04/15/11............        223,247
    250,000   Triad Hospitals, Inc.
              8.750%, 05/01/09............        270,937
    100,000   TRW Automotive, Inc.
              9.375%, 02/15/13............        114,250
     50,000   TXU Corp.
              6.375%, 06/15/06............         52,875
              Tyson Foods, Inc.
     20,000   7.250%, 10/01/06............         21,917
     70,000   8.250%, 10/01/11............         81,169
    125,000   UFJ Bank Ltd. (NY)
              7.400%, 06/15/11............        143,239
     50,000   Unilever Capital Corp.
              5.900%, 11/15/32............         50,120
     50,000   Union Electric Co.
              5.100%, 08/01/18............         49,182
     65,000   Union Oil Co. of California
              5.050%, 10/01/12............         65,705
              Union Pacific Corp.
     10,000   6.500%, 04/15/12............         11,106
    200,000   6.700%, 12/01/06............        221,655
    850,000   7.600%, 05/01/05............        910,062
     50,000   Union Planters Bank NA
              5.125%, 06/15/07............         53,260
     25,000   Union Planters Corp.
              4.375%, 12/01/10............         24,897
     25,000   UnionBancal Corp.
              5.250%, 12/16/13............         25,249
    225,000   Unisys Corp.
              8.125%, 06/01/06............        243,000
    300,000   United Industries Corp.
              9.875%, 04/01/09............        314,250

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              United Technologies Corp.
$    50,000   4.875%, 11/01/06............  $      53,066
     50,000   7.500%, 09/15/29............         61,221
  1,425,000   United Utilities Plc Yankee-
              Dollar
              4.550%, 06/19/18............      1,270,235
     30,000   UnitedHealth Group, Inc.
              4.875%, 04/01/13............         30,209
              Univision Communications,
              Inc.
     50,000   2.875%, 10/15/06............         49,828
     50,000   3.875%, 10/15/08............         49,472
    300,000   US Bancorp
              3.125%, 03/15/08............        295,843
    330,000   US Bancorp-Old
              6.750%, 10/15/05............        357,368
     50,000   US Bank National Association
              6.300%, 02/04/14............         55,066
    200,000   Valeant Pharmaceuticals(a)
              7.000%, 12/15/11............        206,000
              Valero Energy Corp.
    935,000   4.750%, 06/15/13............        886,009
    100,000   6.875%, 04/15/12............        110,660
     85,000   7.500%, 04/15/32............         94,730
     50,000   Valspar Corp.
              6.000%, 05/01/07............         54,259
    250,000   Vanguard Health Systems,
              Inc.
              9.750%, 08/01/11............        271,250
    150,000   Venetian Casino Resort LLC
              11.000%, 06/15/10...........        174,000
    100,000   Verizon Florida, Inc.
              6.125%, 01/15/13............        107,018
              Verizon Global Funding Corp.
  1,590,000   6.875%, 06/15/12............      1,783,543
    500,000   7.750%, 12/01/30............        587,355
    100,000   Verizon Maryland, Inc.
              6.125%, 03/01/12............        107,359

Principal
Amount                                          Value
---------------------------------------------------------
$    30,000   Verizon/New England
              6.500%, 09/15/11............  $      33,057
     50,000   Vertis, Inc.
              9.750%, 04/01/09............         54,313
              Viacom, Inc.
    555,000   5.625%, 05/01/07-08/15/12...        594,844
  1,500,000   6.625%, 05/15/11............      1,702,865
    125,000   Vicar Operating, Inc.
              9.875%, 12/01/09............        138,750
    200,000   Vintage Petroleum, Inc.
              9.750%, 06/30/09............        210,500
              Virginia Electric and Power
              Co.
    200,000   4.750%, 03/01/13............        197,700
     25,000   5.375%, 02/01/07............         26,665
              Vivendi Universal SA(a)
    250,000   6.250%, 07/15/08............        264,687
     75,000   9.250%, 04/15/10............         88,875
     50,000   Wachovia Bank National
              Association
              5.000%, 08/15/15............         49,476
    350,000   Wachovia Corp.
              3.500%, 08/15/08............        348,514
              Wal-Mart Stores, Inc.
    450,000   4.550%, 05/01/13............        444,480
    500,000   6.875%, 08/10/09............        576,025
              Walt Disney Co.
     25,000   6.375%, 03/01/12............         27,490
     15,000   7.000%, 03/01/32............         16,782
    250,000   Washington Mutual Bank FA
              6.875%, 06/15/11............        283,493
              Washington Mutual Financial
              Corp.
    200,000   6.250%, 05/15/06............        217,330
  1,500,000   6.875%, 05/15/11............      1,722,118
              Washington Mutual, Inc.
     50,000   4.000%, 01/15/09............         50,087
     25,000   4.375%, 01/15/08............         25,701

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
              Waste Management, Inc.
$   100,000   6.500%, 11/15/08............  $     110,053
  1,980,000   7.000%, 07/15/28............      2,131,123
    950,000   7.375%, 08/01/10-05/15/29...      1,072,215
     30,000   7.750%, 05/15/32............         35,353
  1,350,000   Wellpoint Health Networks,
              Inc.
              6.375%, 01/15/12............      1,486,436
              Wells Fargo & Co.
     50,000   4.800%, 07/29/05............         52,302
    600,000   5.900%, 05/21/06............        648,698
     30,000   Wells Fargo Capital I
              7.960%, 12/15/26............         34,272
    250,000   Western Gas Resources, Inc.
              10.000%, 06/15/09...........        268,750
    100,000   Westlake Chemical Corp.(a)
              8.750%, 07/15/11............        109,500
    125,000   Westport Resources Corp.
              8.250%, 11/01/11............        137,500
              Weyerhaeuser Co.
     30,000   5.500%, 03/15/05............         31,232
    150,000   5.950%, 11/01/08............        161,232
     30,000   6.125%, 03/15/07............         32,515
    230,000   6.750%, 03/15/12............        250,916
     30,000   7.375%, 03/15/32............         32,619
    150,000   WFS Financial Owner Trust
              2.740%, 09/20/10............        149,831
              Williams Cos., Inc.
    150,000   7.625%, 07/15/19............        156,937
  1,000,000   7.750%, 06/15/31............      1,033,750
    200,000   7.875%, 09/01/21............        211,000
    125,000   8.625%, 06/01/10............        140,313
    165,000   8.750%, 03/15/32............        186,450
    450,000   Williams Cos., Inc.(e)
              6.750%, 01/15/04............        465,750
    150,000   Winsloew Furniture, Inc.
              12.750%, 08/15/07...........        123,000
     30,000   Wisconsin Electric Power
              4.500%, 05/15/13............         29,296
    940,000   WMC Financial USA Ltd.
              5.125%, 05/15/13............        926,357

Principal
Amount                                          Value
---------------------------------------------------------
$   175,000   Wolverine Tube, Inc.(a)
              7.375%, 08/01/08............  $     161,875
              Wyeth
    975,000   5.250%, 03/15/13............        992,512
    100,000   5.500%, 02/01/14............        101,149
    200,000   6.250%, 03/15/06............        215,733
    250,000   Young Broadcasting, Inc.
              10.000%, 03/01/11...........        269,375
     25,000   Zions Bancorp.
              6.000%, 09/15/15............         26,213
                                            -------------
                                              185,382,071
                                            -------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $226,778,644).....................    237,901,667
                                            -------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 56.7%
U.S. Government Agency Mortgage Backed
Obligations -- 34.6%
              Federal Home Loan Mortgage
              Corp.
    100,000   2.375%, 05/19/06............        100,241
    200,000   2.625%, 07/21/06............        199,687
  1,000,000   2.750%, 03/15/08............        984,011
    250,000   3.050%, 09/08/06............        251,604
    750,000   3.125%, 08/25/06-12/16/08...        750,353
    100,000   3.250%, 12/15/06............         99,760
    250,000   3.670%, 02/12/08............        250,659
    200,000   4.000%, 10/29/07............        202,861
    100,000   4.050%, 06/21/05............        101,323
     50,000   4.250%, 05/22/13............         47,004
  1,250,000   4.500%, 07/23/07-01/15/13...      1,254,088
    150,000   4.750%, 10/11/12............        147,675
  1,000,000   4.875%, 11/15/13............      1,010,810
  3,471,526   5.000%, 07/01/33............      3,428,451
  1,750,000   5.125%, 10/15/08-11/07/13...      1,782,751
    800,000   5.250%, 01/15/06............        850,973
 14,073,869   5.500%, 07/15/06-11/01/33...     14,302,971
  6,672,954   6.000%, 06/15/11-09/01/28...      7,017,676

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$   450,000   6.250%, 12/19/18-07/15/32...  $     485,467
  3,791,560   6.500%, 05/01/29-06/01/32...      3,972,280
  2,000,000   6.783%, 08/18/05............      2,164,782
  3,000,000   6.875%, 09/15/10............      3,484,260
  1,018,961   7.000%, 04/01/29-02/01/32...      1,078,563
    834,856   7.500%, 09/01/29-05/01/31...        896,604
    508,900   8.000%, 07/01/30-05/01/31...        548,901
              Federal Home Loan Mortgage
              Corp. TBA
  6,500,000   4.500%, TBA.................      6,497,972
 14,000,000   5.000%, TBA.................     13,958,283
  4,000,000   5.500%, TBA.................      4,083,595
  2,950,000   6.000%, TBA.................      3,047,719
  7,000,000   6.500%, TBA.................      7,330,316
  3,000,000   7.000%, TBA.................      3,173,436
              Federal National Mortgage
              Association
    200,000   2.000%, 02/18/05............        200,169
    200,000   2.020%, 02/28/05............        200,214
    150,000   2.125%, 11/07/05............        150,476
     50,000   2.250%, 08/26/05............         50,084
    250,000   2.375%, 07/21/05-08/10/05...        250,260
    500,000   2.650%, 02/13/06............        500,619
  1,000,000   3.460%, 06/25/43............      1,004,875
  8,919,766   4.500%, 09/01/18-10/01/18...      8,940,132
  2,800,000   5.250%, 03/22/07-04/15/07...      2,946,313
 17,500,651   5.500%, 02/15/06-10/01/33...     18,050,140
 14,788,865   6.000%, 05/15/08-07/01/33...     15,556,684
  3,450,000   6.250%, 02/01/11-07/19/11...      3,776,817
  9,886,605   6.500%, 05/01/16-04/01/33...     10,367,907
    500,000   6.625%, 09/15/09............        571,739
 11,340,408   7.000%, 01/01/28-11/01/32...     12,010,834
  1,800,000   7.250%, 05/15/30............      2,197,971
  1,483,089   7.500%, 10/01/15-03/01/31...      1,585,361
    686,367   8.000%, 07/01/25............        751,474
    137,389   8.500%, 12/01/26-07/01/27...        149,410
              Federal National Mortgage
              Association(e)
    989,152   4.500%, 01/25/04............        991,422

Principal
Amount                                          Value
---------------------------------------------------------
              Federal National Mortgage
              Association TBA
$ 3,000,000   4.500%, TBA.................  $   3,002,814
  8,130,000   5.000%, TBA.................      8,221,859
  3,625,000   5.500%, TBA.................      3,671,444
 11,000,000   6.000%, TBA.................     11,367,818
              Government National Mortgage
              Association
 22,447,567   5.000%, 08/15/33-11/15/33...     22,266,584
  2,948,703   5.500%, 02/15/33-06/15/33...      3,000,858
 15,712,281   6.000%, 12/15/31-04/15/33...     16,344,529
  8,952,901   6.500%, 08/15/28-01/15/33...      9,441,799
  1,712,062   7.000%, 01/15/23-04/15/29...      1,833,943
  1,046,181   7.500%, 10/15/22-09/15/29...      1,127,013
    257,844   8.000%, 10/15/29-07/15/30...        280,529
                                            -------------
                                              244,317,167
                                            -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
              Federal Farm Credit Bank
    150,000   2.500%, 11/15/05............        151,622
    100,000   3.000%, 04/15/08............         98,565
              Federal Home Loan Bank
  2,000,000   1.625%, 04/15/05............      2,004,764
    500,000   2.125%, 12/12/05............        500,686
    500,000   3.250%, 08/15/05............        512,309
    290,000   3.625%, 11/14/08............        291,666
    750,000   3.875%, 12/15/04............        768,044
                                            -------------
                                                4,327,656
                                            -------------
U.S. TREASURY BONDS -- 3.8%
              United States Treasury Bonds
    200,000   5.250%, 11/15/28............        201,445
  8,370,000   5.375%, 02/15/31............      8,728,671
  3,600,000   6.250%, 08/15/23-05/15/30...      4,137,328
  5,400,000   7.250%, 05/15/16-08/15/22...      6,765,508
  3,850,000   8.125%, 08/15/19-08/15/21...      5,210,263

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
$   150,000   10.375%, 11/15/12...........  $     191,373
    800,000   12.000%, 08/15/13...........      1,105,313
    400,000   13.250%, 05/15/14...........        594,531
                                            -------------
                                               26,934,432
                                            -------------
U.S. TREASURY NOTES -- 15.2%
              United States Treasury Notes
  4,075,000   1.500%, 07/31/05............      4,071,817
  2,875,000   1.625%, 01/31/05-10/31/05...      2,875,302
  2,500,000   1.875%, 11/30/05-12/31/05...      2,503,047
    165,000   2.000%, 08/31/05............        166,063
  7,000,000   2.125%, 10/31/04............      7,054,411
  4,120,000   2.375%, 08/15/06............      4,142,211
  6,540,000   2.625%, 11/15/06-05/15/08...      6,550,598
  1,000,000   3.000%, 11/15/07............      1,008,594
  2,550,000   3.125%, 09/15/08............      2,548,506
  3,100,000   3.250%, 08/15/07-08/15/08...      3,146,781
  5,280,000   3.375%, 11/15/08-12/15/08...      5,320,659
  1,650,000   3.500%, 11/15/06............      1,705,494
 14,150,000   4.000%, 11/15/12............     14,014,033
  1,580,000   4.250%, 08/15/13-11/15/13...      1,580,616
  2,600,000   4.375%, 05/15/07-08/15/12...      2,678,965
    530,000   4.625%, 05/15/06............        561,717
  1,600,000   4.750%, 11/15/08............      1,712,875
  5,685,000   4.875%, 02/15/12............      6,020,767
 10,500,000   5.000%, 02/15/11-08/15/11...     11,257,478
    500,000   5.500%, 02/15/08............        551,250
  1,150,000   5.750%, 11/15/05............      1,234,723
  4,310,000   6.000%, 08/15/04............      4,440,309
  5,000,000   6.500%, 02/15/10............      5,810,155
  2,000,000   6.750%, 05/15/05............      2,144,062
  1,000,000   6.875%, 05/15/06............      1,111,680
 12,100,000   7.000%, 07/15/06............     13,553,416
                                            -------------
                                              107,765,529
                                            -------------

Principal
Amount                                          Value
---------------------------------------------------------
U.S. TREASURY PRINCIPAL STRIP -- 2.4%
              United States Treasury
              Inflation Indexed Bonds(d)
$   261,901   1.875%, 07/15/13............  $     260,018
    281,418   3.375%, 04/15/32............        347,782
  9,802,795   3.625%, 04/15/28............     12,146,270
  2,599,651   3.875%, 04/15/29............      3,368,173
    725,749   4.250%, 01/15/10............        843,740
                                            -------------
                                               16,965,983
                                            -------------
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS
  (Cost $389,450,693).....................  $ 400,310,767
                                            -------------
  Shares
  ------
COMMON STOCKS -- 0.2%
Broadcast Services/Program -- 0.0%
     45,392   UnitedGlobalCom, Inc.*......        384,924
                                            -------------
Computers & Information -- 0.1%
        880   Globix Corp.*...............             22
      5,784   NTL, Inc.*..................        403,434
                                            -------------
                                                  403,456
                                            -------------
Telecommunications -- 0.1%
     13,772   SpectraSite, Inc.*..........        478,577
                                            -------------
TOTAL COMMON STOCKS
  (Cost $988,996).........................      1,266,957
                                            -------------
PREFERRED STOCKS -- 0.1%
        281   Alamosa Holdings, Inc.*.....         96,945
      1,250   CSC Holdings, Inc. .........        131,563
      2,250   CSC Holdings, Inc. .........        234,562
          2   NTL Europe, Inc.*...........             16
                                            -------------
TOTAL PREFERRED STOCKS
  (Cost $380,529).........................        463,086
                                            -------------

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
MUNICIPALS -- 0.0%
              Oregon State
$    50,000   5.305%, 06/01/16............  $      51,103
     50,000   5.892%, 06/01/27............         52,027
                                            -------------
TOTAL MUNICIPALS
  (Cost $100,000).........................        103,130
                                            -------------
  Shares
  ------
WARRANTS -- 0.0%
        115   American Tower Escrow
              Corp.(a)....................         14,433
                                            -------------
TOTAL WARRANTS
  (Cost $7,954)...........................         14,433
                                            -------------
 Principal
  Amount
 ---------
SHORT TERM INVESTMENTS -- 36.8%
Cash Equivalents -- 0.1%
$   740,000   Federal National Mortgage
              Association Discount
              Note(f)(g)
              0.000%, 03/24/04............        738,144
                                            -------------
                                                  738,144
                                            -------------
Commercial Paper -- 9.8%
  5,500,000   Atlantis One Funding
              Corp.(f)(g)
              0.000%, 01/08/04............      5,498,834
  5,000,000   Barton Capital Corp.(f)
              1.000%, 01/06/04............      4,999,243
  5,330,000   Clipper Receivables Corp
              Disc(f)
              1.080%, 01/14/04............      5,327,921
  4,600,000   DaimlerChrysler NA Holding
              Corp.(f)
              1.350%, 01/14/04............      4,597,758
  5,000,000   Falcon Asset
              Securitization(f)(g)
              0.000%, 01/22/04............      4,996,850

Principal
Amount                                          Value
---------------------------------------------------------
$ 4,600,000   Four Winds Funding Corp.(f)
              1.220%, 01/14/04............  $   4,597,974
  4,600,000   General Motors Acceptance
              Corp.(f)
              1.370%, 01/14/04............      4,597,724
  5,000,000   Old Line Funding Corp.(f)
              1.080%, 01/15/04............      4,997,900
  6,807,000   Tasmanian Pub Financial
              Corp.(f)
              1.110%, 01/13/04............      6,804,481
  5,000,000   Tulip Funding Corp.(f)(g)
              0.000%, 01/09/04............      4,998,800
  6,900,000   Variable Funding Capital
              Corp.(f)
              1.080%, 01/14/04............      6,897,309
  5,000,000   Windmill Funding Corp.(f)(g)
              0.000%, 01/09/04............      4,998,800
                                            -------------
                                               63,313,594
                                            -------------
REPURCHASE AGREEMENT -- 2.8%
 20,300,000   Repo Lehman Brothers(f)
              0.950%, 01/02/04............     20,300,000
                                            -------------
              Maturity Value of
              $20,301,071 dated 12/31/03
              (Collateralized by
              $16,000,000 Federal Home
              Loan Mortgage Corp., 4.02%,
              8/22/06 with a value of
              $5,217,280, $3,000,000
              Tennessee Valley Authority,
              5.88%, 4/1/2036 with a value
              of $3,228,300, $9,900,000
              Federal Home Loan Bank,
              6.25%, 8/27/2018 with a
              value of $10,230,561, and
              $1,985,000 Federal Home Loan
              Bank, 6.00%, 8/20/2018 with
              a value of $2,029,801.)

    The accompanying notes are an integral part of the financial statements.

Portfolio of Investments
CitiStreet Funds, Inc. / Diversified Bond Fund / December 31, 2003 (continued)

Principal
Amount                                          Value
---------------------------------------------------------
Other -- 2.1%
$15,212,706   Goldman Sachs Prime
              Obligations Fund 0.95%(f)...  $  15,212,706
                                            -------------
Collateral for Securities on Loan -- 22.8%
161,169,301   State Street Navigator
              Securities Lending Prime
              Portfolio, 1.06%(b).........    161,169,301
                                            -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $260,733,745).....................    260,733,745
                                            -------------
TOTAL INVESTMENTS -- 132.5%
  (Cost $912,100,696).....................    937,186,947
                                            -------------
Other liabilities in excess of
assets -- (32.5)%                            (229,896,902)
                                            -------------
TOTAL NET ASSETS -- 100.0%                  $ 707,290,045
                                            =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
*  -- Non-income producing security.
TBA -- Delayed Delivery Transaction. (Total cost $63,957,348)
Yankee Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(a) -- 144A securities. Securities restricted for resale to Qualified Institutional Buyers.
(b) -- Represents investments of security lending collateral.
(c) -- Security is fair valued.
(d) -- Inflation indexed.
(e) -- The rates shown on variable rate securities reflect the currency interest rates at December 31, 2003, which are subject to change based on the terms of the security, including varying reset dates.
(f) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures and delayed delivery transactions.
(g) -- Security is a zero coupon bond.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
CitiStreet Funds, Inc. / December 31, 2003

NOTE 1. ORGANIZATION
CitiStreet Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): CitiStreet International Stock Fund ("International Stock Fund"), CitiStreet Small Company Stock Fund ("Small Company Stock Fund"), CitiStreet Large Company Stock Fund ("Large Company Stock Fund") and CitiStreet Diversified Bond Fund ("Diversified Bond Fund").

The Funds currently offer two classes of shares: I Shares and R Shares. Expenses of the Funds are borne pro-rata by the holders of each class of shares, except for an administrative fee and a distribution fee of up to 0.10% and 0.25%, respectively, of the average daily net assets of the R Shares. Each class votes separately as a class only with respect to its own distribution plan (R Shares only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Funds (after satisfaction of any class-specific expenses) if the Funds were liquidated. In addition, the Company declares separate dividends on each class of shares. The R Shares commenced operations on October 1, 2002.

For each Fund, I Shares are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including sec.403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates. The R Shares are available only through qualified retirement plans, including sec.403(b) arrangements, as permitted by Treasury regulations.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITIES VALUATION
Equity securities, options and futures contracts are valued based on market quotations. Equity securities traded on a national exchange or over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Debt securities with remaining maturities of more than 60 days are valued using an independent pricing service. Debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors.

B) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the equity and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

D) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally re-ceived. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

F) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with institutions that the subadvisors have determined are creditworthy pursuant to guidelines established by the Funds' Board of Directors wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

H) DOLLAR ROLL TRANSACTIONS
The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security.

I) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

J) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to permanent and temporary differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 2003. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

K) SECURITIES TRANSACTIONS
Investment transactions are recorded based on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization or premium and accretion of discount on securities, is accrued daily as earned.

L) SECURITIES LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitor the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities which is included in Interest on the Statements of Operations (see Note 9).

M) ALLOCATION OF OPERATING ACTIVITY
Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Administration Service fees and distribution fees, which are directly attributable to the R Shares, are charged to the R Shares operations.

NOTE 3. MANAGEMENT, SUBADVISORY, TRANSFER AGENCY AND DISTRIBUTION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with CitiStreet Funds Management LLC ("CFM"), pursuant to which CFM manages the investment operations of the Company and administers the Company's affairs. Each Fund pays CFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. The Company and CFM have entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. CFM supervises the subadvisors' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. CFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays its respective subadvisor(s) directly.

CFM's management fees for the year ended December 31, 2003 were $4,599,833. During the year ended December 31, 2003, the Funds also paid $5,546,243 to the subadvisors.

Each Fund pays its subadvisor a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                                      SUBADVISOR'S FEE
-----------------------------------------------------------       -----------------------------------------------------------
International Stock Fund\
- Bank of Ireland Asset Management (U.S.) Limited                 -   0.45% for first $50 million in assets, plus
                                                                  -   0.40% for next $50 million in assets, plus
                                                                  -   0.30% for next $500 million in assets, plus
                                                                  -   0.28% for next $200 million in assets, plus
                                                                  -   0.27% for assets over $800 million

- Citigroup Asset Management Limited                              -   0.55% for first $50 million in assets, plus
                                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million
                                                                  -

- SSgA Funds Management, Inc.                                     -   0.55% for first $50 million in assets, plus
                                                                  -   0.50% for next $50 million in assets, plus
                                                                  -   0.45% for assets over $100 million

Small Company Stock Fund
- TCW Investment Management Company                               -   0.50% for first $50 million in assets, plus
(formerly SG Cowen Asset Management Inc.)                         -   0.45% for next $50 million in assets, plus
                                                                  -   0.40% for assets over $100 million

- Travelers Investment Management Company                         -   0.50% of assets

- SSgA Funds Management, Inc.                                     -   0.08% for first $50 million in assets, plus
                                                                  -   0.06% for next $50 million in assets, plus
                                                                  -   0.04% for assets over $100 million (minimum $50,000 on
                                                                      an annualized basis)

Large Company Stock Fund
- Smith Barney Fund Management LLC                                -   0.45% for first $45 million in assets, plus
                                                                  -   0.35% for assets over $45 million

- SSgA Funds Management, Inc.                                     -   0.05% for first $50 million in assets, plus
                                                                  -   0.04% for next $50 million in assets, plus
                                                                  -   0.02% for assets over $100 million (minimum $50,000 on
                                                                      an annualized basis)

FUND & SUBADVISOR                                                                      SUBADVISOR'S FEE
-----------------------------------------------------------       -----------------------------------------------------------
- Wellington Management Company LLP                               -   0.45% of assets

Diversified Bond Fund
- Salomon Brothers Asset Management Inc.                          -   0.35% for first $50 million in assets, plus
                                                                  -   0.30% for next $50 million in assets, plus
                                                                  -   0.25% for assets over $100 million

- SSgA Funds Management, Inc.                                     -   0.05% in assets

- Western Asset Management Company                                -   0.25% for first $250 million in assets, plus
                                                                  -   0.15% for assets over $250 million

The Company has entered into an administrative agreement with CFM pursuant to which CFM is responsible for recordkeeping, subaccounting and other administrative services for R Shares shareholders. CFM receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the R Shares for such services to investors in the R Shares. CFM does not currently charge an administrative service fee for to investors in the I Shares.

The Company has entered into a distribution agreement with CitiStreet Equities LLC, the Funds' distributor and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby as compensation for distribution and shareholder services, CitiStreet Equities LLC, is entitled to receive a fee at an annual rate of up to 0.25% of the average daily net assets of the R Shares.

SSgA Funds Management, Inc., an affiliate of CFM, serves as subadvisor for International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund. Smith Barney Fund Management LLC, an affiliate of CFM, serves as subadvisor for Large Company Stock Fund. Travelers Investment Management Company, an affiliate of CFM, serves as subadvisor for Small Company Stock Fund, Salomon Brothers Asset Management Inc., an affiliate of CFM, serves as subadvisor for Diversified Bond Fund. Citigroup Asset Management Limited, an affiliate of CFM, serves as subadvisor for International Stock Fund.

For the year ended December 31, 2003, brokerage commissions of $7,007 and $311 were paid to Citigroup Global Markets and State Street Brokerage Services, respectively, for portfolio transactions executed on behalf of the Large Company Stock Fund and brokerage commissions of $2,890 and $222 were paid to State Street Brokerage Services and Japancross, respectively, for portfolio transactions executed on behalf of the International Stock Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the year ended December 31, 2003, broker-dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $17,560, $5,349 and $87,741, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2003 were:

                                                           International   Small Company   Large Company    Diversified
                                                            Stock Fund      Stock Fund      Stock Fund       Bond Fund
                                                           -------------   -------------   -------------   --------------
Purchases:
 U.S. Government.........................................  $         --    $         --    $         --    $1,244,968,174
 Non-U.S. Government.....................................   167,754,557     298,769,185     240,160,968       175,050,864
                                                           ------------    ------------    ------------    --------------
 Total...................................................  $167,754,557    $298,769,185    $240,160,968    $1,420,019,038
                                                           ============    ============    ============    ==============
Sales:
 U.S. Government.........................................  $         --    $         --    $         --    $1,172,981,092
 Non-U.S. Government.....................................   165,820,900     233,738,350     140,249,477        93,688,988
                                                           ------------    ------------    ------------    --------------
 Total...................................................  $165,820,900    $233,738,350    $140,249,477    $1,266,670,080
                                                           ============    ============    ============    ==============

At December 31, 2003, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

                                                             International   Small Company   Large Company   Diversified
                                                              Stock Fund      Stock Fund      Stock Fund      Bond Fund
                                                             -------------   -------------   -------------   ------------
Federal Income Tax Cost....................................  $393,575,898    $395,242,973    $629,717,820    $912,415,721
                                                             ============    ============    ============    ============
Gross Unrealized Appreciation..............................  $ 63,982,467    $ 81,335,301    $ 69,183,033    $ 27,315,717
Gross Unrealized Depreciation..............................  $ (6,247,825)   $(16,857,697)   $(36,160,991)   $ (2,544,491)
                                                             ------------    ------------    ------------    ------------
Net Unrealized Appreciation (Depreciation).................  $ 57,734,642    $ 64,477,604    $ 33,022,042    $ 24,771,226
                                                             ============    ============    ============    ============

NOTE 6. FUTURES CONTRACTS
At December 31, 2003, the following Funds had entered into the following futures contracts:

SMALL COMPANY STOCK FUND:

   Number                                      Underlying                     Expiration    Notional     Notional     Unrealized
of Contracts   Face Value                      Securities                        Date         Cost        Value      Appreciation
------------   ----------   ------------------------------------------------  ----------   ----------   ----------   ------------
Long Position
-------------
      5          $2,500     Russell 2000 Index Futures                         Mar-2004    $1,362,040   $1,393,000     $30,960
      2           1,000     Russell 2000 Index Futures                         Mar-2004       554,758      557,200       2,442
      2           1,000     S&P MidCap 400 Index Futures                       Mar-2004       571,100      576,050       4,950
     13           1,300     Russell E Mini 2000 Index Futures                  Mar-2004       710,682      724,360      13,678
     13           1,300     S&P MidCap 400 Futures                             Mar-2004       735,095      748,865      13,770
                                                                                                                       -------
                                                                                                                       $65,800
                                                                                                                       =======

LARGE COMPANY STOCK FUND:

   Number                                      Underlying                     Expiration    Notional     Notional     Unrealized
of Contracts   Face Value                      Securities                        Date         Cost        Value      Appreciation
------------   ----------   ------------------------------------------------  ----------   ----------   ----------   ------------
Long Position
-------------
     13          $3,250     S&P 500 Index Futures                              Mar-2004    $3,473,081   $3,609,530     $136,369
     12           3,000     S&P 500 Index Futures                              Mar-2004     3,206,004    3,331,800      125,796
     16             800     S&P Mini 500 Index Futures                         Mar-2004       875,848      888,400       12,552
                                                                                                                       --------
                                                                                                                       $274,717
                                                                                                                       ========

DIVERSIFIED BOND FUND:

                                                                                                                     Unrealized
   Number                                     Underlying                   Expiration    Notional      Notional     Appreciation/
of Contracts   Face Value                     Securities                      Date         Cost          Value      Depreciation
------------   -----------   --------------------------------------------  ----------   -----------   -----------   -------------
Long Position
-------------
      4        $ 1,000,000   EuroDollar Futures                             Mar-2004    $   995,020   $   987,750     $ (7,270)
      6          1,500,000   EuroDollar Futures                             Sep-2004      1,466,880     1,473,675        6,795
     285        71,250,000   EuroDollar Futures                             Sep-2005     68,616,413    68,859,563      243,150
     82          8,200,000   U.S. Treasury Note 10 Year Futures             Mar-2004      9,197,262     9,205,781        8,519
     19          1,900,000   U.S. Treasury Bond Futures                     Mar-2004      2,079,282     2,076,938       (2,344)
                                                                                                                      --------
                                                                                                                      $248,850
                                                                                                                      ========

                                                                                                                     Unrealized
    Number                                     Underlying                    Expiration    Notional     Notional    Appreciation/
 of Contracts   Face Value                     Securities                       Date         Cost        Value      Depreciation
 ------------   ----------   ----------------------------------------------  ----------   ----------   ----------   -------------
Short Position
--------------
      18        $1,800,000   U.S. Treasury Note 5 Year Futures                Mar-2004    $2,005,926   $2,009,251      $(3,325)
                                                                                                                       =======

At December 31, 2003, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the year ended December 31, 2003 was as follows:

                                                              Number of
                                                               Options      Premiums
                                                              ----------   -----------
Options Outstanding at December 31, 2002....................        383    $   436,060
 Options Written............................................  5,221,710      1,286,422
 Options Canceled in Closing Transactions...................     (1,129)    (1,031,664)
 Options Expired............................................  (5,220,716)     (490,036)
 Options Exercised..........................................       (113)       (95,113)
                                                              ----------   -----------
Options Outstanding at December 31, 2003....................        135    $   105,669
                                                              ==========   ===========

NOTE 8. DELAYED DELIVERY TRANSACTIONS
The Diversified Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

NOTE 9. SECURITIES LENDING

                                           Market Value of                         Securities
                                          Loaned Securities   Collateral Value   Lending Fees *
                                          -----------------   ----------------   --------------
International Stock Fund................    $ 22,357,352        $ 23,426,569        $ 86,674
Small Company Stock Fund................      69,921,979          72,766,235         132,744
Large Company Stock Fund................              --                  --          11,026
Diversified Bond Fund...................     158,177,001         161,169,301          75,997
* Net of broker fees

Income earned from securities lending activity is included in interest income in the Statements of Operations.

NOTE 10. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2003 which is available to offset future capital gains, if any.

                               Capital Loss Carryforward   Expiration Date
                               -------------------------   ---------------
International Stock Fund.....        $ 62,192,648             12/31/10
                                       36,604,478             12/31/11
                                     ------------
                                     $ 98,797,126
                                     ============
Small Company Stock Fund.....        $  8,173,912             12/31/10
                                        4,836,859             12/31/11
                                     ------------
                                     $ 13,010,771
                                     ============
Large Company Stock Fund.....        $ 63,577,471             12/31/09
                                       54,462,464             12/31/10
                                        8,126,823             12/31/11
                                     ------------
                                     $126,166,758
                                     ============
Diversified Bond Fund........        $  5,002,070             12/31/07
                                        2,151,062             12/31/08
                                       14,862,665             12/31/09
                                     ------------
                                     $ 22,015,797
                                     ============

The tax character of distributions paid during 2003 was as follows:

                               International   Small Company   Large Company   Diversified
                                Stock Fund      Stock Fund      Stock Fund      Bond Fund
                               -------------   -------------   -------------   -----------
Distributions paid from:
Ordinary income..............   $2,825,866       $394,547       $3,839,599     $27,703,992
Long-term capital gain.......            0              0                0               0
                                ----------       --------       ----------     -----------
                                $2,825,866       $394,547       $3,839,599     $27,703,992

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                              International   Small Company   Large Company   Diversified
                               Stock Fund      Stock Fund      Stock Fund      Bond Fund
                              -------------   -------------   -------------   ------------
Undistributed ordinary
  income....................  $  6,018,150    $    795,801    $  5,947,372    $ 27,184,772
Undistributed long-term gain
  (loss)....................   (98,797,126)    (13,010,771)   (126,166,758)    (22,015,797)
Unrealized appreciation
  (depreciation)............    57,855,584      64,477,576      33,022,042      24,770,118
                              ------------    ------------    -------------   ------------
                               (34,923,392)     52,262,606     (87,197,344)     29,939,093
                              ============    ============    =============   ============

Tax Information (Unaudited)

For the year ended December 31, 2003, the International Stock Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. Gross foreign source Income and foreign taxes passed through with respect to this election are $8,339,865 ($0.24 per share) and $982,209 ($0.03 per share), respectively.

Of the distributions made by the Funds for the year ended December 31, 2003, the percentages which will qualify for the dividends received deduction available to corporate shareholders for the International Stock Fund, the Small Company Stock Fund, the Large Company Stock Fund, and the Diversified Bond Fund are 0%, 0%, 100% and 0%, respectively.

Independent Auditors' Report
CitiStreet Funds, Inc.

Board of Directors and Shareholders
CitiStreet Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund, portfolios of CitiStreet Funds, Inc. (the Company), as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Stock Fund, Small Company Stock Fund, Large Company Stock Fund and Diversified Bond Fund as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP

Boston, Massachusetts
January 30, 2004

DIRECTORS AND OFFICERS (UNAUDITED)
The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by writing Citistreet Funds at Two Tower Center, East Brunswick, NJ 08816 or calling toll free 1-800-242-7884.

Interested Directors

                                                                                     NUMBER OF
                                           TERM OF                                 PORTFOLIOS IN
                                          OFFICE AND                                   FUND            OTHER
                            POSITION(S)   LENGTH OF                                   COMPLEX      DIRECTORSHIPS
                             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE         FUND        SERVED**       DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
--------------------------  -----------   ----------   --------------------------  -------------   -------------
Robert C. Dughi*            Chairman of   10 years     Chairman of the Board and       Four            None
Two Tower Center            the Board                  Chief Executive Officer,
East Brunswick, NJ 08816                               CitiStreet Retirement
Age: 56                                                Services LLC and various
                                                       affiliates. Also, Chairman
                                                       of the Board and President
                                                       of CitiStreet Financial
                                                       Services LLC and the
                                                       Manager.

Raymond Martin*             Director       3 years     Vice President, CitiStreet      Four            None
3 Pine Hill Dr.                                        LLC. Also, President of
Batterymarch Park III                                  CitiStreet Advisors LLC
JMB4                                                   and various affiliates;
Quincy, MA 02169                                       Principal, State Street
Age: 40                                                Capital Markets; and
                                                       Financial Services
                                                       Executive, State Street --
                                                       Retirement Investment
                                                       Services Division.

Independent Directors

                                                                                     NUMBER OF
                                           TERM OF                                 PORTFOLIOS IN
                                          OFFICE AND                                   FUND            OTHER
                            POSITION(S)   LENGTH OF                                   COMPLEX      DIRECTORSHIPS
                             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE         FUND        SERVED**       DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
--------------------------  -----------   ----------   --------------------------  -------------   -------------
Linda Walker Bynoe          Director      10 years     President and Chief             Four          Director,
c/o CitiStreet                                         Executive Officer,                            Angelo &
Two Tower Center                                       Telemat, Ltd.                                 Maxie's,
East Brunswick, NJ 08816                               (consulting).                                 Inc.;
Age: 51                                                                                              Director,
                                                                                                     Dynegy
                                                                                                     Inc.;
                                                                                                     Director,
                                                                                                     Simon
                                                                                                     Property
                                                                                                     Group, Inc.

Jane DiRenzo Pigott         Director      10 years     Managing Director, Fuse3        Four          None
c/o CitiStreet                                         Group, LLC; Prior to
Two Tower Center                                       February 2002, Partner and
East Brunswick, NJ 08816                               Chairperson of the
Age: 46                                                Environmental Law
                                                       Department, Winston &
                                                       Strawn (law firm).

John G. Beam, Jr.           Director      10 years     Chairman of the Board,          Four          None
c/o CitiStreet                                         Acordia of Kentucky, Inc.
Two Tower Center                                       (insurance).
East Brunswick, NJ 08816
Age: 56

Nicholas D. Yatrakis        Director      10 years     Physician in private            Four          None
c/o CitiStreet                                         practice.
Two Tower Center
East Brunswick, NJ 08816
Age: 56

Steven I. Weinstein         Director      10 years     Vice President and Deputy       Four          None
c/o CitiStreet                                         General Counsel, Foster
Two Tower Center                                       Wheeler Ltd. From April
East Brunswick, NJ 08816                               1999 to May 2001, Vice
Age: 58                                                President and Deputy
                                                       General Counsel, Foster
                                                       Wheeler Corporation; prior
                                                       to April 1999, Deputy
                                                       General Counsel, Foster
                                                       Wheeler Corporation.

Principal Officers who are Not Directors

                                                                                     NUMBER OF
                                           TERM OF                                 PORTFOLIOS IN
                                          OFFICE AND                                   FUND            OTHER
                            POSITION(S)   LENGTH OF                                   COMPLEX      DIRECTORSHIPS
                             HELD WITH       TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS, AND AGE         FUND        SERVED**       DURING PAST 5 YEARS        DIRECTOR        DIRECTOR
--------------------------  -----------   ----------   --------------------------  -------------   -------------
Paul S. Feinberg            President     10 years     Executive Vice President        Four            None
Two Tower Center                                       and General Counsel,
East Brunswick, NJ 08816                               CitiStreet Retirement
Age: 61                                                Services LLC. Also, Senior
                                                       Vice President and General
                                                       Counsel of CFS, the
                                                       Manager and various
                                                       affiliates.
William Valentine           Executive      3 years     Executive Vice President,       Four            None
Two Tower Center            Vice                       Chief Financial Officer,
East Brunswick, NJ 08816    President                  and Treasurer, CitiStreet
Age: 47                     and                        Retirement Services LLC.
                            Treasurer                  Also, Senior Vice
                                                       President, Chief Financial
                                                       Officer and Treasurer of
                                                       CFS, the Manager and
                                                       various affiliates. Prior
                                                       to June 2000, Americas
                                                       Operations and Technology
                                                       Head, Citibank The Private
                                                       Bank.
Lori M. Renzulli            Secretary      6 years     Assistant Counsel,              Four            None
Two Tower Center                                       CitiStreet Retirement
East Brunswick, NJ 08816                               Services LLC and various
Age: 38                                                affiliates.

---------------

 * Mr. Dughi and Mr. Martin are interested directors because they are officers and/or directors of the Company's investment adviser and its affiliates.
** There is no set term of office for the Company's directors and officers. The table lists the number of years the person has served the Company in the listed capacity.

  This annual report must be preceded or accompanied by the prospectus for the
                                CitiStreet Funds
        for individuals that are not current shareholders of the Funds.


                                      [THE
                                 CITISTREET(SM)
                                  FUNDS LOGO]

                                [GLOBE GRAPHIC]

            (C) Copyright 1993-2004 CitiStreet Funds Management LLC

ITEM 2.  Code of Ethics

         As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant's principal executive officers and principal financial and accounting officer (the "Code"). The Code was approved by the registrant's board of directors on November 14, 2003. During the period covered by the report, there was no amendment to the Code or any waivers granted from its provisions. A copy of the Code is filed with this report as an exhibit.

ITEM 3.  Audit Committee Financial Expert

         The registrant's board of directors has determined that Linda Walker Bynoe is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Ms. Bynoe is "independent" under the standards set forth in
         Item 3 of Form N-CSR.

ITEM 4.  Principal Accountant Fees and Services

(a)-(d) The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant's principal accountant, KPMG, LLP ("KPMG").

                                      2002                  2003
                                      ----                  ----
Audit Fees*                          $70,000               $85,000
Audit-Related Fees                         0                     0
Tax Fees**                           $15,000               $16,000
All Other Fees                             0                     0

         *Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.

         **Tax fees include review of the registrant's tax filings.

(e)(1) The registrant's Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent accountant as required by law; provided, however, that the Chairperson of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2) No services in 2002 or 2003 were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)      Not applicable.

(g) The following chart shows the aggregate non-audit fees billed by KPMG for services rendered to the registrant and rendered to registrant's investment adviser, CitiStreet Funds Management LLC, and any entity controlling, controlled by, or under common control with CitiStreet Funds Management LLC that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                                      2002                  2003
                                      ----                  ----
Non-Audit Fees                          0                     0

(h)      Not applicable.

ITEM 5.  Audit Committee of Listed Registrants

         Not applicable.

ITEM 6.  (Reserved)

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Note applicable.

ITEM 8. Purchase of Equity Securities by Closed-End Management Investment company and Affiliated Purchasers

         Not applicable.

ITEM 9.  Controls and Procedures

(a) Within the 90-day period prior to the filing date of this report, the registrant's chief executive and financial officers evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940). Based upon that evaluation, the registrant's chief executive and financial officers concluded that the registrant's disclosure controls and procedures are functioning effectively to provide reasonable assurance that the registrant can meet its obligations to disclose in a timely manner material information required to be included in the registrant's reports on Form N-CSR.

(b) There have been no significant changes in the registrant's internal control over financial reporting or in other factors which could significantly affect internal control over financial reporting subsequent to the date the chief executive and financial officers carried out their evaluation.

ITEM 10. Exhibits

(a)(1)   Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CitiStreet Funds, Inc.

Date: March 8, 2004                          By: /s/ Paul S. Feinberg
                                                 --------------------
                                                 Paul S. Feinberg
                                                 President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 8, 2004                          By: /s/ Robert C. Dughi
                                                 -------------------
                                                 Robert C. Dughi
                                                 Chairman of the Board

Date: March 8, 2004                          By: /s/ Paul S. Feinberg
                                                 --------------------
                                                 Paul S. Feinberg
                                                 President

Date: March 8, 2004                          By: /s/ William D. Valentine
                                                 ------------------------
                                                 William D. Valentine
                                                 Treasurer and Chief
                                                 Financial Officer

                                  EXHIBIT LIST

(a)(1)   Code of ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.